PPM FUNDS

CONTENTS OF REGISTRATION STATEMENT

This Registration Statement contains the following papers and documents:

Cover Sheet

Contents of Registration Statement

Letter to Member

Notice of Special Meeting

Member Voting Instructions

Part A - Proxy Statement/Prospectus

Part B - Statement of Additional Information

Part C - Other Information

Signature Page

Exhibits

PPM AMERICA, INC.
225 West Wacker Drive, Suite 1200
Chicago, Illinois 60606

June 14, 2018

Dear The Prudential Assurance Company Limited:

As the sole member (the “Member”) of the JNL/PPM America Strategic Income Fund (the “JNL Strategic Income Fund” or the “Acquired Fund”), a series of JNL Strategic Income Fund LLC (the “Company”), The Prudential Assurance Company Limited is entitled to notice of any Special Meetings held by the JNL Strategic Income Fund.

Enclosed is a notice of a Special Meeting of the Member of the JNL Strategic Income Fund.  The Special Meeting of the Member is scheduled to be held at the offices of Jackson National Life Insurance Company, 1 Corporate Way, Lansing, Michigan, 48951, on June 25, 2018, at 9:00 a.m., Eastern Time (the “Meeting”).  At the Meeting, the M ember will be asked to approve the proposal described below.

The Company’s Board of Managers (the “JNL Board”) called the Special Meeting to request the M ember’s approval of the reorganization (the “Reorganization”) of the JNL Strategic Income Fund into the PPM Strategic Income Fund, a series of the PPM Funds (the “Acquiring Fund”). The Acquiring Fund is a recently formed “shell” series, which was created for the purposes of acquiring in-kind the assets and assuming the liabilities of the Acquired Fund.

The JNL Board has approved this proposal.

The Acquired Fund has not experienced consistent growth and has not been offered as an investment option for Jackson National Life Insurance Company and Jackson National Life Insurance Company of New York contract owners since it was launched in December 2012. The Acquired Fund is currently managed by Jackson National Asset Management, LLC (“JNAM”) and sub-advised by PPM America, Inc. (“PPM”) , an affiliate of JNAM . PPM is the investment adviser to the Acquiring Fund, which is managed by PPM and does not have a sub-adviser. PPM also has a dedicated, in-house institutional sales team committed to growing the Acquired Fund. If the Reorganization is approved and implemented, the M ember of the Acquired Fund will automatically become an investor in the Acquiring Fund.

Pending the M ember’s approval, effective as of the close of business on June 29, 2018, or on such later date as may be deemed necessary in the judgment of the JNL Board in accordance with the Plan of Reorganization (the “Closing Date”), you will invest in shares of the Acquiring Fund in an amount equal to the dollar value of your interest in the Acquired Fund on the Closing Date.  No sales charge, redemption fees, or other transaction fees will be imposed in the Reorganization.

The attached Notice of Special Meeting of the Member and Proxy Statement/Prospectus describe the matters to be considered at the Meeting.

You are cordially invited to attend the Meeting.  Because it is important that your vote be represented whether or not you are able to attend, you are urged to consider these matters and to exercise your right to vote your shares by completing, dating, signing, and returning the enclosed proxy card in the accompanying return envelope at your earliest convenience.  Of course, we hope that you will be able to attend the Meeting, and if you wish, you may vote your shares in person, even if you may have already returned a proxy card.  At any time prior to the Meeting, you may revoke your voting instructions by providing a properly executed written revocation of such voting instructions, properly executing later-dated voting instructions by a proxy card or by appearing and voting in person at the Meeting.

Please respond promptly in order to save additional costs of proxy solicitation and to make sure you are represented.

Very truly yours,

Mark B. Mandich
President and Chief Executive Officer
PPM Funds
ii

JNL STRATEGIC INCOME FUND LLC

JNL/PPM America Strategic Income Fund

1 Corporate Way
Lansing, Michigan 48951

NOTICE OF SPECIAL MEETING OF THE MEMBER
TO BE HELD ON JUNE 25, 2018

To the Member:

NOTICE IS HEREBY GIVEN that a Special Meeting of the Member of the JNL/PPM America Strategic Income Fund (the “JNL Strategic Income Fund” or the “Acquired Fund”), a series of JNL Strategic Income Fund LLC (the “Company”), will be held on June 25, 2018 at 9:00 a.m., Eastern Time, at the offices of Jackson National Life Insurance Company, 1 Corporate Way, Lansing, Michigan, 48951 (the “Meeting”).

The Meeting will be held to act on the following proposals:

1.
To approve the Plan of Reorganization, adopted by the Company’s Board of Managers (the “JNL Board”), which provides for the reorganization of the JNL Strategic Income Fund into the PPM Strategic Income Fund, a series of the PPM Funds.

2.	To transact other business that may properly come before the Meeting or any adjournments thereof.

You should read the Proxy Statement and Prospectus attached to this notice prior to completing your proxy card.  The record date for determining the number of shares outstanding and the M ember entitled to vote at the Meeting and any adjournments thereof has been fixed as the close of business on June 1, 2018.  If you attend the Meeting, you may vote or give your voting instructions in person.

YOUR VOTE IS IMPORTANT.

PLEASE RETURN YOUR PROXY CARD PROMPTLY.

Regardless of whether you plan to attend the Meeting, you should vote or give voting instructions by promptly completing, dating, signing, and returning the enclosed proxy card for the Acquired Fund in the enclosed postage-paid envelope.  At any time prior to the Meeting, you may revoke your voting instructions by providing a properly executed written revocation of such voting instructions, properly executing later-dated voting instructions by a proxy card or by appearing and voting in person at the Meeting.  If you are present at the Meeting, you may change your vote or voting instructions, if desired, at that time.  The JNL Board recommends that you vote or provide voting instructions to vote FOR the proposal.

By order of the JNL Board,

Mark D. Nerud
Manager, President, and Chief Executive Officer
JNL Strategic Income Fund LLC

June 14, 2018
Lansing, Michigan

MEMBER VOTING INSTRUCTIONS
REGARDING A SPECIAL MEETING OF THE MEMBER OF

JNL/PPM AMERICA STRATEGIC INCOME FUND
A SERIES OF THE JNL STRATEGIC INCOME FUND LLC

TO BE HELD ON JUNE 25, 2018

DATED: JUNE 14, 2018

GENERAL

The Member voting instructions related to the Special Meeting of the Member of the Acquired Fund referred to in the preceding Notice and at any adjournments (the “Meeting”) are being furnished to the M ember who, as of June 1, 2018 (the “Record Date”), was invested in shares of the JNL/PPM America Strategic Income Fund (the “JNL Strategic Income Fund” or “Acquired Fund”), a series of JNL Strategic Income Fund LLC (the “Company”).

The Company is an open-end management company organized as a Delaware limited liability company and registered with the Securities and Exchange Commission (the “SEC”).

The enclosed Proxy Statement and Prospectus, which you should retain for future reference, concisely sets forth information about the proposed reorganization involving the Acquired Fund and the PPM Strategic Income Fund, a series of the PPM Funds (the “Acquiring Fund”) that the M ember should know before completing the enclosed proxy card.

The Member Voting Instructions and the accompanying proxy card are being mailed to the member on or about June 15, 2018.

HOW TO VOTE YOUR PROXY

The M ember is asked to promptly complete its voting instructions on the enclosed proxy card and sign, date, and mail the proxy card in the accompanying postage-paid envelope.

If a proxy card is not marked to indicate voting instructions but is signed, dated, and returned, it will be treated as an instruction to vote the Shares in favor of the Proposal.

At any time prior to the Meeting, the M ember may revoke its voting instructions by providing a properly executed written revocation of such voting instructions, properly executing later-dated voting instructions by a proxy card or by appearing and voting in person at the Meeting.

OTHER MATTERS

It is not anticipated that any matters, other than the Proposal, are to be acted on at the Meeting.  If any other matters come before the Meeting the proxy in the accompanying form will confer upon the person or persons entitled to vote the shares represented by such proxy the discretionary authority to vote the shares as to any other matters in accordance with their best judgment in the interests of the Acquired Fund.  Proxy cards may be solicited by employees of Jackson National Life Insurance Company (“Jackson National”) or its affiliates as well as officers and agents of the Company.  The principal solicitation will be by mail, but voting instructions may also be solicited by telephone, personal interview, or other permissible means.

If the necessary quorum to transact business is not established or the vote required to approve or reject the Proposal is not obtained at the Meeting, the persons named as proxies may propose one or more adjournments of the Meeting in accordance with applicable law to permit further solicitation of voting instructions.  The persons named as proxies will vote in favor of such adjournment with respect to those shares for which they received voting instructions in favor
i

of the Proposal and will vote against any such adjournment those shares for which they received voting instructions against the Proposal.

It is important that your shares be represented.  Please promptly mark your voting instructions on the enclosed proxy card; then sign, date, and mail the proxy card in the accompanying postage-paid envelope.  You may also provide your voting instructions by attending the Meeting in person.
ii

PROXY STATEMENT

for

JNL/PPM America Strategic Income Fund, a series of JNL Strategic Income Fund LLC

and

PROSPECTUS

for

PPM Strategic Income Fund, a series of PPM Funds

Dated
June 14, 2018

225 West Wacker Drive, Suite 1200
Chicago, Illinois 60606
(312) 634-2500

This Proxy Statement and Prospectus (the “Proxy Statement/Prospectus”) is being furnished to the M ember who, as of June 1, 2018, was invested in shares of the JNL/PPM America Strategic Income Fund (the “JNL Strategic Income Fund” or the “Acquired Fund”), a series of JNL Strategic Income Fund LLC (the “Company”), an open-end management investment company registered with the Securities and Exchange Commission (“SEC”). The purpose of this Proxy Statement/Prospectus is for the M ember of the JNL Strategic Income Fund to vote on a Plan of Reorganization, adopted by the Company’s Board of Managers (the “JNL Board”), which provides for the reorganization of the JNL Strategic Income Fund into the PPM Strategic Income Fund (the “PPM Strategic Income Fund” or the “Acquiring Fund”), a series of the PPM Funds, a Massachusetts business trust (the “Trust”).

The M ember is being provided the opportunity to approve or disapprove the proposal contained in this Proxy Statement/Prospectus in connection with the solicitation by the JNL Board of proxies to be used at the Special Meeting of the Member of the Acquired Fund to be held at Jackson National Life Insurance Company, 1 Corporate Way, Lansing, Michigan, 48951, on June 25, 2018, at 9:00 a.m., Eastern Time, or any adjournment or adjournments thereof (the “Meeting”).

THE SEC HAS NOT APPROVED OR DISAPPROVED THE SECURITIES DESCRIBED IN THIS PROXY STATEMENT/PROSPECTUS OR DETERMINED IF THIS PROXY STATEMENT/PROSPECTUS IS TRUTHFUL OR COMPLETE. ANY REPRESENTATION TO THE CONTRARY IS A CRIMINAL OFFENSE.

i

The proposal described in this Proxy Statement/Prospectus is as follows:

Proposal	Member Entitled to Vote on the Proposal
1. To approve the Plan of Reorganization, adopted by the JNL Board, which provides for the reorganization of the JNL Strategic Income Fund into the PPM Strategic Income Fund.	Member of the JNL Strategic Income Fund

The reorganization referred to in the above proposal is referred to herein as the “Reorganization.”

This Proxy Statement/Prospectus, which you should retain for future reference, contains important information regarding the proposal that you should know before voting or providing voting instructions.  Additional information about the Company has been filed with the SEC and is available upon oral or written request without charge.  This Proxy Statement/Prospectus is being mailed to the M ember on or about June 15, 2018.

The following documents have been filed with the SEC and are incorporated by reference into this Proxy Statement/Prospectus:

1.
The Prospectus and Statement of Additional Information of the Company with respect to the Acquired Fund, each dated April 30, 2018, as supplemented, with respect to the Acquired Fund (File Nos. 333-183061 and 811-22730);

2.	The Annual Report to the Member of the Company with respect to the Acquired Fund for the fiscal year ended December 31, 2017 (File Nos. 333-183061 and 811-22730);
3.	The Statement of Additional Information dated June 14, 2018, relating to the Reorganization (File No. 333- 224815 ).
For a free copy of any of the above documents, please call or write to the phone numbers or address below.

The M ember can learn more about the Acquired Fund in any of the documents incorporated into this Proxy Statement/Prospectus, including the Annual Report listed above, which have been furnished to the M ember.  The M ember may request a copy thereof, without charge, by calling 1-800-392-2909 or writing the JNL Strategic Income Fund LLC, 225 W. Wacker Drive, Suite 1200, Chicago, Illinois 60606.

The Company is subject to the informational requirements of the Securities Act of 1933, as amended (the “1933 Act”), the Securities Exchange Act of 1934, as amended, and the Investment Company Act of 1940, as amended (the “1940 Act”).  Accordingly, it must file certain reports and other information with the SEC.  You can copy and review proxy materials, reports, and other information about the Company at the SEC’s Public Reference Room at 100 F Street, N.E., Washington, DC.  You may obtain information on the operation of the Public Reference Room by calling the SEC at (202) 551-8090.  Proxy materials, reports, and other information about the Company are available on the EDGAR Database on the SEC’s Internet site at http://www.sec.gov.  You may obtain copies of this information, after paying a duplicating fee, by electronic request at the following E-mail address: publicinfo@sec.gov, or by writing the SEC’s Public Reference Section, SEC Office of Consumer Affairs and Information Services, 100 F Street, N.E., Washington, DC 20549-1520.
ii

TABLE OF CONTENTS

SUMMARY	1
The Proposed Reorganization	1
PROPOSAL: APPROVAL OF THE PLAN OF REORGANIZATION WITH RESPECT TO THE REORGANIZATION OF THE JNL STRATEGIC INCOME FUND INTO THE PPM STRATEGIC INCOME FUND	2
Comparative Fee and Expense Tables	4
Expense Examples	4
Portfolio Turnover	5
Comparison of Investment Advisers	5
Comparison of Investment Objectives and Principal Investment Strategies	5
Comparison of Principal Risk Factors	7
Comparison of Fundamental Policies	9
Comparative Performance Information	10
Capitalization	11
ADDITIONAL INFORMATION ABOUT THE REORGANIZATION	12
Terms of the Plan of Reorganization	12
Description of the Securities to Be Issued	12
JNL Board Considerations	13
Description of Risk Factors	14
Federal Income Tax Consequences of the Reorganization	14
Contingency Plan	15
ADDITIONAL INFORMATION ABOUT THE FUNDS	15
Management of the Company and the PPM Funds	15
The Company and the PPM Funds	15
The Advisers	15
Management Fees	20
Additional Information	22
Classes of Shares	22
Distribution Arrangements	22
Investment in Shares	22
“Market Timing” Policy	23
Share Redemption	24
Dividends and Other Distributions	24
Tax Status	24
FINANCIAL HIGHLIGHTS	25
VOTING INFORMATION	27
The Meeting	27
Quorum and Voting	27
Required Vote	27
Member Voting Instructions	27
Proxy and Voting Instruction Solicitations	28
Adjournments	28
Revocation of Voting Instructions	28
Outstanding Shares and Principal Member	28
APPENDIX A	A-1
APPENDIX B	B-1
STATEMENT OF ADDITIONAL INFORMATION	C-1

iii

SUMMARY

You should read this entire Proxy Statement/Prospectus carefully.  For additional information, you should consult the Plan of Reorganization, a copy of which is attached hereto as Appendix A.

The Proposed Reorganization

The proposed Reorganization is as follows:

Proposal	Member Entitled to Vote on the Proposal
1. To approve the Plan of Reorganization, adopted by the JNL Board, which provides for the reorganization of the JNL Strategic Income Fund into the PPM Strategic Income Fund.	Member of the JNL Strategic Income Fund

This Proxy Statement/Prospectus is soliciting The Prudential Assurance Company Limited, as the sole member of the Acquired Fund (the “Member”) as of June 1, 2018, to approve the Plan of Reorganization, whereby the Acquired Fund will be reorganized into the Acquiring Fund.  The Acquired Fund and Acquiring Fund are each sometimes referred to herein as a “Fund” and collectively, the “Funds.”

The Acquired Fund has one share class, Class A shares (“Acquired Fund Shares”).  The Acquiring Fund also has one share class, Institutional Class shares (“Acquiring Fund Shares”).  The Plan of Reorganization provides for:

•	the in-kind transfer of all of the assets of the Acquired Fund to the Acquiring Fund in exchange for Acquiring Fund Shares having an aggregate net asset value equal to the Acquired Fund’s net assets;
•	the Acquiring Fund’s assumption of all the liabilities of the Acquired Fund;
•	the distribution to the M ember of those Acquiring Fund Shares; and
•	the complete termination of the Acquired Fund.
A comparison of the investment objectives, principal investment policies and strategies, and principal risks of the Acquired Fund and the Acquiring Fund is included in the “Comparison of Investment Objectives and Principal Investment Strategies,” “Comparison of Principal Risk Factors,” and “Comparison of Fundamental Policies” sections below.  The Funds’ distribution procedures, purchase procedures, exchange rights, and redemption procedures are discussed in “Additional Information about the Funds” below.  Shares of the JNL Strategic Income Fund are not available for direct purchase by members of the public; the JNL Strategic Income Fund is currently available to The Prudential Assurance Company Limited, an affiliate of the JNAM. Shares of the PPM Strategic Income Fund are not available directly to individual investors, except for eligible employees and clients of companies that provide certain financial and other services to a high net worth family or families.  Shares of each Fund are offered and redeemed at their net asset value without any sales load.  You will not incur any sales loads or similar transaction charges as a result of the Reorganization.

The Reorganization is expected to be effective as of the close of business on June 29, 2018, or on such later date as may be deemed necessary in the judgment of the JNL Board in accordance with the Plan of Reorganization (the “Closing Date”).  As a result of the Reorganization, the M ember of the Acquired Fund would become an owner of shares of the Acquiring Fund.  The M ember would hold, immediately after the Closing Date, Acquiring Fund Shares having an aggregate net asset value equal to the aggregate net asset value of the Acquired Fund Shares that were held by the M ember as of the Closing Date.

It is expected that there will be no material adverse U.S. federal income tax consequences to the M ember as a result of the Reorganization. Please see “Additional Information about the Reorganization – Federal Income Tax Consequences of the Reorganization” below for further information.

The JNL Board unanimously approved the Plan of Reorganization with respect to the JNL Strategic Income Fund.  Accordingly, the JNL Board is submitting the Plan of Reorganization for approval by the Acquired Fund’s M ember.  In considering whether to approve the proposal (the “Proposal”), you should review the Proposal for the Acquired Fund in which you were invested on the Record Date (as defined under “Voting Information”).  In addition, you should review the information in this Proxy Statement/Prospectus that relates to the Proposal and the Plan of Reorganization generally.

The JNL Board recommends that you vote “FOR” the Proposal to approve the Plan of Reorganization.

PROPOSAL:	APPROVAL OF THE PLAN OF REORGANIZATION WITH RESPECT TO THE REORGANIZATION OF THE JNL STRATEGIC INCOME FUND INTO THE PPM STRATEGIC INCOME FUND

This Proposal requests the approval of the JNL Strategic Income Fund’s M ember of the Plan of Reorganization pursuant to which the JNL Strategic Income Fund will be reorganized into the PPM Strategic Income Fund.

In considering whether you should approve this Proposal, you should note that:

•
The Funds have substantially similar investment objectives. The JNL Strategic Income Fund seeks to provide a high level of current income, with long-term capital appreciation as a secondary objective.  The PPM Strategic Income Fund seeks to provide a high level of current income and long term capital appreciation.  For a detailed comparison of each Fund’s investment objectives and principal investment strategies, see “Comparison of Investment Objectives and Principal Investment Strategies” below.

•
The Funds have substantially similar principal investment strategies. Both Funds seek to achieve their objectives by investing, under normal circumstances, primarily in a portfolio of debt securities which may include, but are not limited to, investments in (i) investment grade securities of issuers located in the United States and non-United States countries, including emerging market countries or, if unrated, determined by PPM to be of comparable quality; (ii) below investment grade securities (sometimes referred to as “high yield” securities or “junk bonds”), including floating rate loans, of issuers located in the United States and non-United States countries, including emerging market countries or, if unrated, determined by PPM to be of comparable quality; (iii) debt securities issued by United States and non-United States governments (including emerging market governments), their agencies and instrumentalities; and (iv) mortgage-related and asset-backed securities of issuers located in the United States and non-United States countries, including emerging market countries.  Both Funds may invest in secured and unsecured loans, senior and subordinated loans, second lien loans and senior and subordinated bridge loans. Additionally, both Funds may invest, without limitation, in derivative or other synthetic instruments that have economic characteristics similar to the investments mentioned above such as options, futures contracts or swap agreements, subject to applicable law and any other restrictions described in each Fund’s prospectus or Statement of Additional Information. Both Funds may also invest, without limitation, in securities denominated in foreign currencies and in United States dollar-denominated securities of foreign issuers, including emerging market issuers.  For a detailed comparison of each Fund’s investment objectives and principal investment strategies, see “Comparison of Investment Objectives and Principal Investment Strategies” and Appendix B.

•
Both Funds have similar fundamental policies.  The PPM Strategic Income Fund lists one fundamental policy that is not listed for the JNL Strategic Income Fund; the PPM Strategic Income Fund may not invest more than 15% of its net assets in illiquid securities. While the JNL Strategic Income Fund does not have the same fundamental policy, the Fund may only invest up to 15% of its net assets in securities that are illiquid due to regulatory guidelines that are substantially similar.  For a detailed comparison of each Fund’s fundamental investment policies, see “Comparison of Fundamental Policies” below.

•
While there are some similarities in the risk profiles of the Funds, there are also some differences of which you should be aware.  Each Fund’s principal risks include call risk; corporate, sovereign entity, and bank loan risk; counterparty risk; credit risk; debt securities rating risk; derivatives risk; foreign securities risk; high yield bonds, lower-rated bonds, and unrated securities risk; income risk; interest rate risk; issuer risk;

leverage risk; liquidity risk; market risk; portfolio turnover risk; prepayment risk; rule 144A securities risk; senior loans risk; settlement risk; and U.S. Government securities risk.  The principal risks of the JNL Strategic Income Fund, however, also include foreign regulatory risk; hedging instruments risk; managed portfolio risk; mortgage-related and other asset-backed securities risk; and second lien loans risk, which are not principal risks of the PPM Strategic Income Fund.  In addition, the principal risks of investing in the PPM Strategic Income Fund include asset-based securities risk; management risk; and mortgage-related securities risk, which are not principal risks of investing in the JNL Strategic Income Fund.  For a detailed comparison of each Fund’s risks, see both “Comparison of Principal Risk Factors” below and Appendix B.

•
Jackson National Asset Management, LLC (“JNAM”) serves as the investment adviser and administrator for the Acquired Fund.  JNAM has appointed PPM America, Inc. (“PPM”) as the investment sub-adviser to manage the assets of the Acquired Fund.   PPM serves as the investment adviser to the Acquiring Fund and will continue to manage the Acquiring Fund after the Reorganization.  JNAM serves as the administrator to the Acquiring Fund and will continue to administer the Acquiring Fund after the Reorganization.  For a detailed description of JNAM and PPM, please see “Additional Information about the Funds - The Advisers” below.

•
The JNL Strategic Income Fund (Class A shares) and the PPM Strategic Income Fund (Institutional Class shares) had net assets of approximately $57,147,634 and $11,000, respectively, as of March 31, 2018.  Thus, if the Reorganization had been in effect on that date, the JNL Strategic Income Fund combined with the PPM Strategic Income Fund (the “Combined Fund”) would have had net assets of approximately $57,158,634.

•
The Class A M ember of the JNL Strategic Income Fund will receive Institutional Class shares of the PPM Strategic Income Fund pursuant to the Reorganization.  The M ember will not pay any sales charges in connection with the Reorganization.  Please see “Comparative Fee and Expense Tables,” “Additional Information about the Reorganization,” and “Additional Information about the Funds” below for more information.

•
Following the Reorganization, the total net annual fund operating expense ratio and management fees for the PPM Strategic Income Fund will be lower than those of the JNL Strategic Income Fund currently ; however, if the contractual waiver for the PPM Strategic Income Fund is not renewed, the total annual fund operating expenses of the PPM Strategic Income Fund would be higher than the JNL Strategic Income Fund . For a more detailed comparison of the fees and expenses of the Funds, please see “Comparative Fee and Expense Tables” and “Additional Information about the Funds” below.

•
The maximum management fee for the JNL Strategic Income Fund is equal to an annual rate of 0.60% of its average daily net assets and the maximum management fee for the PPM Strategic Income Fund is equal to an annual rate of 0.50% of its average daily net assets.  As of March 31, 2018, the actual management fees of the JNL Strategic Income Fund and the PPM Strategic Income Fund were 0.60% and 0.50%, respectively. The administrative fee payable to the administrator as the administrator of the JNL Strategic Income Fund is 0.15% on assets up to $3 billion and 0.13% on assets over $3 billion. As of March 31, 2018, the actual administrative fees for the JNL Strategic Income Fund was 0.15%. The administrative fee payable to the administrator as the administrator of the PPM Strategic Income Fund is 0.10%. As of March 31, 2018, the actual administrative fees for the PPM Strategic Income Fund was 0.10%. For a more detailed description of the fees and expenses of the Funds, please see “Comparative Fee and Expense Tables” and “Additional Information about the Funds” below.

•
Following the Reorganization, the Combined Fund will be managed in accordance with the investment objective, policies and strategies of the PPM Strategic Income Fund. In connection with the Reorganization, it is currently anticipated that all of the JNL Strategic Income Fund’s holdings will be transferred in-kind to the Acquiring Fund in accordance with the Acquiring Fund’s and the Acquired Fund’s policies, as applicable. It is not expected that the PPM Strategic Income Fund will revise any of its investment policies following the Reorganization to reflect those of the JNL Strategic Income Fund.

•
The costs and expenses associated with the Reorganization relating to the solicitation of proxies, including preparing, filing, printing, and mailing of the proxy statement and related disclosure documents, and the related legal fees, including the legal fees incurred in connection with the analysis under the Internal Revenue Code of 1986, as amended (the “Code”) of the tax treatment of this transaction, as well as the costs associated with obtaining a consent of independent registered public accounting firm will all be borne by JNAM, and no sales or other charges will be imposed on the M ember in connection with this Reorganization. The Reorganization is expected to be a transaction described in Section 351(a) of the Code and generally is not expected to result in any material adverse U.S. federal income tax consequences to the M ember of the JNL Strategic Income Fund. There are no transaction expenses, such as trade commissions, related fees and taxes, or any foreign exchange spread costs (“Transaction Costs”), associated with the Reorganization. Please see “Additional Information about the Reorganization” below for more information.

Comparative Fee and Expense Tables

The following tables show the fees and expenses of each Fund and the estimated pro forma fees and expenses of the Institutional Class shares of the Acquiring Fund after giving effect to the proposed Reorganization.  Fees and expenses for the JNL Strategic Income Fund are based on current fees as of May 31, 2018 .  Because the PPM Strategic Income Fund has not yet commenced operations, the fees and expenses for the PPM Strategic Income Fund are based on estimated amounts for the current fiscal year as of May 31, 2018 .   If the contractual expense limitation agreement is not renewed, the fees for the Acquiring Fund would be higher. The pro forma fees and expenses of the Acquiring Fund Shares assume that the Reorganization had been in effect for the year ended December 31, 2017.

Annual Fund Operating Expenses 1
(expenses that you pay each year as a percentage of the value of your investment)

	Acquired Fund: JNL Strategic Income Fund	Acquiring Fund: PPM Strategic Income Fund	Pro Forma PPM Strategic Income Fund (assuming expected operating expenses if the Reorganization is approved)
	Class A shares	Institutional Class shares	Institutional Class shares
Management Fee	0.60%	0.50%	0.50%
Distribution and/or Service Fees (12b-1 fees)	0.00%	0.00%	0.00%
Administration Fee	0.15%	0.10%	0.10%
Other Expenses	0.01%	0. 23% [2]	0. 23% [2]
Acquired Fund Fees and Expenses [3]	0. 00%	0.00%	0.00%
Total Annual Fund Operating Expenses	0. 76%	0. 83% [4]	0. 83%
[1]	Expense information has been restated to reflect current fees.
[2]	“Other Expenses” are based on estimated amounts for the current fiscal year.
[3]	“Acquired Fund Fees and Expenses” are the indirect expenses of investing in other investment companies and are based on estimated amounts for the current fiscal year.
[4]
PPM America, Inc., the Fund’s investment adviser (“PPM” or the “Adviser”), has contractually agreed to bear certain expenses and waive its management fees to the extent necessary to cause annualized ordinary expenses (excluding taxes, interest, all commissions and other normal charges incident to the purchase and sale of portfolio securities, Acquired Fund Fees and Expenses (if any) and extraordinary charges such as litigation costs, but including management fees paid to PPM) not to exceed 0.65% of the average daily net assets of the Institutional Shares. This contract continues through April 30, 2019 and may not be terminated prior to this date unless, upon the Adviser’s request, the Board of Trustees approves the termination.

Expense Examples

This example is intended to help you compare the costs of investing in the Funds with the cost of investing in other mutual funds.  This example does not reflect fees and expenses related to the Contracts, and the total expenses would be higher if they were included.  The example assumes that:

•	You invest $10,000 in a Fund for the time periods indicated;

•	Your investment has a 5% annual return;
•	The Fund’s operating expenses remain the same as they were as of May 31, 2018 ; and
•	You redeem your investment at the end of each time period.
If the contractual expense limitation agreement is not renewed, the costs for the Acquiring Fund would be higher.  Although your actual costs may be higher or lower, based on these assumptions, your costs would be:

	1 Year	3 Years	5 Years	10 Years
JNL Strategic Income Fund (Acquired Fund)
Class A shares	$7 8	$24 3	$42 2	$9 42
PPM Strategic Income Fund (Acquiring Fund)
Institutional Class shares	$66	$24 7	N/A	N/A
Pro Forma PPM Strategic Income Fund (assuming expected operating expenses if the Reorganization is approved)
Institutional Class shares	$66	$24 7	N/A	N/A

Portfolio Turnover

Each Fund pays transaction costs, such as commissions, when it buys and sells securities (or “turns over” its portfolio).  A higher portfolio turnover rate may indicate higher transaction costs.  These costs, which are not reflected in Annual Fund Operating Expenses or in the Expense Examples, affect a Fund’s performance.  For the fiscal year ended December 31, 2017, the portfolio turnover rate for the JNL Strategic Income Fund was 67% of the average value of the portfolio.  Because the PPM Strategic Income Fund has not yet commenced operations, the fund does not have a portfolio turnover rate to report for the prior fiscal year.

Comparison of Investment Advisers

The following table compares the investment advisers of the JNL Strategic Income Fund with those of the PPM Strategic Income Fund.

Acquired Fund	Acquiring Fund
JNL Strategic Income Fund	PPM Strategic Income Fund
Investment Adviser Jackson National Asset Management, LLC Investment Sub-Adviser PPM America, Inc.	Investment Adviser PPM America, Inc. Investment Sub-Adviser None

Comparison of Investment Objectives and Principal Investment Strategies

The JNL Strategic Income Fund and the PPM Strategic Income Fund have substantially similar investment objectives and principal investment strategies. The following table compares the investment objectives and principal investment strategies of the JNL Strategic Income Fund with those of the PPM Strategic Income Fund.  The JNL Board and the Board of Trustees of the PPM Funds may change the investment objective of a Fund without a vote of that Fund’s M ember or shareholders.  For more detailed information about each Fund’s investment strategies and risks, see Appendix B.

Acquired Fund	Acquiring Fund
JNL Strategic Income Fund	PPM Strategic Income Fund
Investment Objectives The investment objective of the Fund is to seek to provide a high level of current income. Long term capital appreciation is a secondary objective.	Investment Objective The Fund seeks to provide a high level of current income and long term capital appreciation.
Principal Investment Strategies

The Fund seeks to provide a high level of income primarily through investments in investment grad e high yield bonds and bank loans. The Fund seeks to achieve its objective by investing, under normal circumstances, primarily in a portfolio of debt securities, which may include, but are not limited to, investments in (i) investment grade securities of issuers located in the United States and non-U.S. countries, including emerging market countries or, if unrated, determined by the Fund’s sub-adviser, PPM America, Inc. (the “Sub-Adviser”) to be of comparable quality; (ii) below investment grade securities (sometimes referred to as “high yield” securities or “junk bonds”), including floating rate loans, of issuers located in the United States and non-U.S. countries, including emerging market countries or, if unrated, determined by the Sub-Adviser to be of comparable quality; (iii) debt securities issued by U.S. and non-U.S. governments (including emerging market governments), their agencies and instrumentalities; and (iv) mortgage-related and asset-backed securities of issuers located in the United States and non-U.S. countries, including emerging market countries. Below investment grade securities typically offer a higher yield, but generally carry more risk than higher rated securities with similar maturities. As a result, an investment in below investment grade securities is considered speculative. The Fund may invest in secured and unsecured loans, senior and subordinated loans, second lien loans and senior and subordinated bridge loans. The Fund may invest in securities sold pursuant to Rule 144A of the Securities Act of 1933, as amended. Rule 144A securities are restricted securities that can be resold to qualified institutional buyers but not to the general public.

Principal Investment Strategies

The Fund seeks to provide a high level of income primarily through investments in investment grade high yield bonds and bank loans. The Fund seeks to achieve its objective by investing under normal circumstances primarily in a portfolio of debt securities which may include, but are not limited to, investments in (i) investment grade securities of issuers located in the US and non-US countries, including emerging market countries or, if unrated, determined by PPM to be of comparable quality; (ii) below investment grade securities (sometimes referred to as “high yield” securities or “junk bonds”), including floating rate loans, of issuers located in the US and non-US countries, including emerging market countries or, if unrated, determined by PPM to be of comparable quality; (iii) debt securities issued by US and non-US governments (including emerging market governments), their agencies and instrumentalities; and (iv) mortgage-related and asset-backed securities of issuers located in the US and non-US countries, including emerging market countries.  Below investment grade securities typically offer a higher yield, but generally carry more risks than higher rated securities with similar maturities. As a result, an investment in below investment grade securities is considered speculative.  The Fund may invest in secured and unsecured loans, senior and subordinated loans, second lien loans and senior and subordinated bridge loans.  The Fund may invest in securities sold pursuant to Rule 144A of the Securities Act of 1933, as amended.  Rule 144A securities are restricted securities that can be resold to qualified institutional buyers but not to the general public.

The Fund may invest, without limitation, in derivative or other synthetic instruments that have economic characteristics similar to the investments mentioned above such as options, futures contracts or swap agreements, subject to applicable law and any other restrictions described in the Fund’s prospectus or the Statement of Additional Information. Specifically, the

The Fund may invest, without limitation, in derivative or other synthetic instruments that have economic characteristics similar to the investments mentioned above such as options, futures contracts or swap agreements, subject to applicable law and any other restrictions described in the Fund’s prospectus or Statement of Additional Information. Specifically, the

Acquired Fund	Acquiring Fund
JNL Strategic Income Fund	PPM Strategic Income Fund
Fund may use futures to hedge duration or to modestly increase the Fund’s exposure to interest rate or yield curve risk. The Fund may also use credit default swaps or credit default swap indices (“CDX”) to increase or decrease the Fund’s exposure to credit risk or to hedge credit risk in a particular name, industry or sector.	Fund may use futures to hedge duration or to increase the Fund’s exposure to interest rate or yield curve risk. The Fund may also use credit default swaps or credit default swap indices (CDX) to increase or decrease the Fund’s exposure to credit risk or to hedge credit risk in a particular name, industry or sector.
The Fund may invest, without limitation, in securities denominated in foreign currencies and in U.S. dollar-denominated securities of foreign issuers, including emerging market issuers.  Based on the Sub-Adviser’s assessment of the Fund’s foreign currency exposure, the Sub-Adviser may (but is not required to) invest in currency futures and forward currency exchange contracts, among other derivatives, in order to hedge against currency exposure or for investment purposes.

The Fund may invest, without limitation, in securities denominated in foreign currencies and in US dollar-denominated securities of foreign issuers, including emerging market issuers.  Based on PPM’s assessment of the Fund’s foreign currency exposure, PPM may (but is not required to) invest in currency futures and forward currency exchange contracts, among other derivatives, in order to hedge against currency exposure or for investment purposes.

The Fund also may invest in certain equity securities, including common stocks, preferred stocks, and convertible securities.  The Fund is not required to invest in or gain exposure to any particular type of investment, and the Fund’s investments in and exposure to various types of investments will vary over time.

The Fund may purchase or sell securities on a when-issued, delayed delivery or forward commitment basis.  The Fund may seek to obtain exposure to the securities in which it primarily invests by entering into a series of purchase and sale contracts or by using other investment techniques (such as dollar rolls).
The Fund also may invest in certain equity securities, including common stocks, preferred stocks, and convertible securities.
The Fund has the ability to invest in money market funds.	The Fund has the ability to invest in money market funds.

Comparison of Principal Risk Factors

While there are some similarities in the risk profiles of the Funds, there are also some differences of which you should be aware.  Each Fund’s principal risks include call risk; corporate, sovereign entity, and bank loan risk; counterparty risk; credit risk; debt securities rating risk; derivatives risk; foreign securities risk; high yield bonds, lower-rated bonds, and unrated securities risk; income risk; interest rate risk; issuer risk; leverage risk; liquidity risk; market risk; portfolio turnover risk; prepayment risk; rule 144A securities risk; senior loans risk; settlement risk; and U.S. Government securities risk.  The principal risks of the JNL Strategic Income Fund, however, also include foreign regulatory risk; hedging instruments risk; managed portfolio risk; mortgage-related and other asset-backed securities risk; and second lien loans risk, which are not principal risks of the PPM Strategic Income Fund.  In addition, the principal risks of investing in the PPM Strategic Income Fund include asset-based securities risk; management risk; and mortgage-related securities risk, which are not principal risks of investing in the JNL Strategic Income Fund.  For a detailed comparison of each Fund’s risks, see both “Comparison of Principal Risk Factors” below and Appendix B.

An investment in a Fund is not guaranteed.  As with any mutual fund, the value of a Fund’s shares will change, and an investor could lose money by investing in a Fund.  The following table compares the principal risks of an investment in each Fund.  For additional information about each principal risk and other applicable risks, see Appendix B.

	Acquired Fund	Acquiring Fund
Risks	JNL Strategic Income Fund	PPM Strategic Income Fund
Asset-based securities risk		X
Call risk	X	X
Corporate, sovereign entity, and bank loan risk	X	X
Counterparty risk	X	X
Credit risk	X	X
Debt securities rating risk	X	X
Derivatives risk	X	X
Foreign regulatory risk	X
Foreign securities risk	X	X
Hedging instruments risk	X
High yield bonds, lower-rated bonds, and unrated securities risk	X	X
Income risk	X	X
Interest rate risk	X	X
Issuer risk	X	X
Leverage risk	X	X
Liquidity risk	X	X
Managed portfolio risk	X
Management risk		X
Market risk	X	X

	Acquired Fund	Acquiring Fund
Risks	JNL Strategic Income Fund	PPM Strategic Income Fund
Mortgage-related and other asset-backed securities risk	X
Mortgage-related securities risk		X
Portfolio turnover risk	X	X
Prepayment risk	X	X
Rule 144A securities risk	X	X
Second lien loans risk	X
Senior loans risk	X	X
Settlement risk	X	X
U.S. Government securities risk	X	X

Comparison of Fundamental Policies

Each Fund is subject to certain fundamental policies and restrictions that may not be changed without M ember or shareholder approval. The following table compares the fundamental policies of the JNL Strategic Income Fund with those of the PPM Strategic Income Fund.

Acquired Fund	Acquiring Fund
JNL Strategic Income Fund	PPM Strategic Income Fund
(1) The Fund may not issue senior securities.	The Fund may not issue senior securities, except to the extent permitted by the 1940 Act, the rules and regulations thereunder, and any applicable exemptive relief.
(2) The Fund will not borrow money, except for temporary or emergency purposes, from banks. The aggregate amount borrowed shall not exceed 33 1/3% of the value of the Fund’s assets.	The Fund may not borrow money, except to the extent permitted by the 1940 Act, the rules and regulations thereunder, and any applicable exemptive relief.
(3) The Fund will not underwrite the securities of other issuers except to the extent the Fund may be considered an underwriter under the 1933 Act, when selling portfolio securities.
The Fund may not act as an underwriter of securities issued by others, except to the extent that a Fund may be deemed an underwriter in connection with the disposition of portfolio securities of such Fund.

(4) The Fund will not purchase or sell real estate or interests therein, provided however, the Fund may	The Fund may not invest directly in real estate or interests in real estate; however, the Funds may own

Acquired Fund	Acquiring Fund
JNL Strategic Income Fund	PPM Strategic Income Fund
purchase securities of issuers that deal in real estate, including REITS, and may purchase securities which are secured by interests in real estate.	debt or equity securities issued by companies engaged in those businesses.
(5)    The Fund may not purchase or sell physical commodities other than foreign currencies unless acquired as a result of ownership of securities (but this limitation shall not prevent the Fund from purchasing or selling options, futures, swaps and forward contracts or from investing in securities or other instruments backed by physical commodities).
Same.
(6)    The Fund will not lend any security or make any other loan if, as a result, more than 33 1/3% of the Fund’s total assets would be lent to other parties (but this limitation does not apply to purchases of commercial paper, debt securities or repurchase agreements).
Same.
(7) The Fund is a “diversified company,” as that term is defined in the 1940 Act.	The Fund shall be a “diversified company,” as such term is defined under the 1940 Act.
(8) The Fund may not invest more than 25% of the value of its assets in any particular industry (other than U.S. government securities and/or foreign sovereign debt securities).	Same.
(9) No corresponding restriction.
The Fund may not invest more than 15% of its net assets in illiquid securities. This limitation does not apply to securities eligible for resale pursuant to Rule 144A of the 1933 Act or commercial paper issued in reliance upon the exemption from registration contained in Section 4(a)(2) of that Act, which have been determined to be liquid in accord with guidelines established by the Board of Trustees.

Comparative Performance Information

The performance information shown below provides some indication of the risks of investing in JNL Strategic Income Fund by showing changes in the JNL Strategic Income Fund’s performance from year to year and by showing how the JNL Strategic Income Fund’s average annual returns compared with those of a broad-based securities market index that has investment characteristics similar to those of the JNL Strategic Income Fund.  Past performance is not an indication of future performance.

Performance for the PPM Strategic Income Fund has not been included because the PPM Strategic Income Fund has not yet completed one full calendar year of operations.

JNL Strategic Income Fund (Class A) – Calendar Year Total Returns
(Acquired Fund)

Best Quarter (ended 6/30/2016): 3.80%; Worst Quarter (ended 9/30/2015): -3.79%

Acquired Fund – Average Annual Total Returns as of December 31, 2017
	1 year	5 year	Life of Fund (December 3, 2012)
JNL Strategic Income Fund (Class A)	6.78%	3.83%	3.88%
Bloomberg Barclays U.S. Corporate High Yield Index (reflects no deduction for fees, expenses or taxes)	7.50%	5.78%	5.98%
Bloomberg Barclays U.S. Aggregate Bond Index (reflects no deduction for fees, expenses or taxes)	3.54%	2.10%	2.05%
Bloomberg Barclays Global Aggregate Index (reflects no deduction for fees, expenses or taxes)	7.40%	0.79%	0.68%
45% Bloomberg Barclays U.S. Aggregate Bond Index, 45% Bloomberg Barclays U.S. Corporate High Yield Index, 10% Bloomberg Barclays Global Aggregate Bond Index (reflects no deduction for fees, expenses or taxes)	5.70%	3.64%	3.69%

Capitalization

The following table shows the capitalization of each Fund as of May 31, 2018 , and of the PPM Strategic Income Fund on a pro forma combined basis after giving effect to the proposed Reorganization.  No assurance can be given as to how many shares of the PPM Strategic Income Fund will be received by the M ember of JNL Strategic Income Fund on the Closing Date, and the following table should not be relied upon to reflect the number of shares of the PPM Strategic Income Fund that will actually be received.

	Net Assets	Net Asset Value Per Share	Shares Outstanding
JNL Strategic Income Fund – Class A shares (Acquired Fund)	$49,509,078	$11.93	4,151,078
PPM Strategic Income Fund – Institutional Class shares (Acquiring Fund)	$0	$0	$0
Adjustments	$0(a)	-	$0(b)
Pro forma PPM Strategic Income Fund – Institutional Class shares (assuming the Reorganization is approved)	$49,509,078	$11.93	4,151,078
(a)
The costs and expenses associated with the Reorganization relating to the solicitation of proxies, including preparing, filing, printing, and mailing of the proxy statement and related disclosure documents, and the related legal fees, including the legal fees incurred in connection with the analysis under the Code of the tax treatment of this transaction as well as the costs associated with obtaining a consent of independent registered public accounting firm, will all be borne by JNAM, and no sales or other charges will be imposed on the M ember in connection with the transfer of the Acquired Fund’s assets in connection with the Reorganization. There are no Transaction Costs associated with the in-kind transfer of the Acquired Fund’s assets in connection with the Reorganization.

(b)	The adjustment to the pro forma shares outstanding number represents no change in shares outstanding of the Acquiring Fund to reflect the exchange of shares of the Acquired Fund.

The Reorganization provides for the in-kind acquisition of all the assets and assumption of all the liabilities of the JNL Strategic Income Fund by the PPM Strategic Income Fund.  If the Reorganization had taken place on December 31, 2017, the M ember of the JNL Strategic Income Fund would have received 10,000,000 Institutional Class shares of the PPM Strategic Income Fund.

After careful consideration, the JNL Board unanimously approved the Plan of Reorganization with respect to the JNL Strategic Income Fund.  Accordingly, the JNL Board has submitted the Plan of Reorganization for approval by the JNL Strategic Income Fund’s M ember.  The JNL Board recommends that you vote “FOR” this Proposal.

*          *          *          *          *

ADDITIONAL INFORMATION ABOUT THE REORGANIZATION

Terms of the Plan of Reorganization

The terms of the Plan of Reorganization are summarized below. For additional information, you should consult the Plan of Reorganization, a copy of which is attached as Appendix A.

If the M ember of the Acquired Fund approves the Plan of Reorganization, then the assets of the Acquired Fund will be acquired in-kind by, and in exchange for, Institutional Class shares of the Acquiring Fund and the liabilities of the Acquired Fund will be assumed by the Acquiring Fund. The Acquired Fund will then be terminated by the Company, and the Institutional Class shares of the Acquiring Fund distributed to the Class A M ember of the Acquired Fund in the redemption of the Class A Acquired Fund shares. Immediately after completion of the Reorganization, the number of shares of the Acquiring Fund then held by former M ember of the Acquired Fund may be different than the number of shares of the Acquired Fund that had been held immediately before completion of the Reorganization, but the total investment will remain the same (i.e., the total value of the Acquiring Fund shares held immediately after the completion of the Reorganization will be the same as the total value of the Acquired Fund shares formerly held immediately before completion of the Reorganization).

It is anticipated that the Reorganization will be consummated as of the close of business on June 29, 2018, or on such later date as may be deemed necessary in the judgment of the JNL Board and in accordance with the Plan of Reorganization, subject to the satisfaction of all conditions precedent to the closing. It is not anticipated that the Acquired Fund will hold any investment that the Acquiring Fund would not be permitted to hold (“non-permitted investments”).

Description of the Securities to Be Issued

The M ember of the Acquired Fund will receive Institutional Class shares of the Acquiring Fund in accordance with the procedures provided for in the Plan of Reorganization.  Each such share will be fully paid and non-assessable by the PPM Funds when issued and will have no preemptive or conversion rights.

The PPM Funds may issue an unlimited number of full and fractional shares of beneficial interest of the Acquiring Fund and divide or combine such shares into a greater or lesser number of shares without thereby changing the proportionate beneficial interests in the PPM Funds.  Each share of the Acquiring Fund represents an equal proportionate interest in that Fund with each other share.  The PPM Funds reserves the right to create and issue any number of Fund shares.  In that case, the shares of the Acquiring Fund would participate equally in the earnings, dividends, and assets of the Fund.  Upon liquidation of the Acquiring Fund, the M ember is entitled to share pro rata in the net assets of the Fund available for distribution to shareholders.  The Acquiring Fund is a series of the PPM Funds.

The PPM Funds currently offer one class of shares, Institutional Class chares.  The PPM Strategic Income Fund is not subject to a plan of distribution as permitted by Rule 12b-1 under the 1940 Act.

JNL Board Considerations

At a meeting of the JNL Board held on February 28- March 2, 2018, JNAM recommended that the JNL Board consider and approve the Reorganization.  In connection with the Reorganization, the JNL Board, including the Managers who are not “interested persons” (as that term is defined in the 1940 Act) of the Company (the “Independent Managers”), considered written memoranda and other supporting materials provided by JNAM and discussed the potential benefits to the M ember of the Acquired Fund under the Reorganization. The JNL Board noted that approval of the Reorganization requires the affirmative vote of a majority of the outstanding voting securities of the Acquired Fund.  The JNL Board considered that the JNL Strategic Income Fund has not experienced consistent growth since it was launched in December 2012 and that there are no Jackson variable annuity contract owners who own the JNL Strategic Income Fund because it has never been offered for sale to the public. The JNL Board considered that the PPM Funds, in which the PPM Strategic Income Fund is a series, has a dedicated, in-house institutional sales team committed to growing the PPM Strategic Income Fund.  In determining whether to recommend approval of the Reorganization, the JNL Board considered many factors, including:

•
Investment Objectives and Investment Strategies.  The JNL Board considered that both Funds have substantially similar investment objectives, strategies, risks and policies. The JNL Board noted that both Funds seek to provide a high level of current income and long term capital appreciation, though capital appreciation is a secondary objective of the Acquired Fund.  The JNL Board also considered that the same portfolio management team that manages the Acquired Fund will manage the Acquiring Fund.  For a full description of the investment objectives and investment strategies of the Funds, see “Comparison of Investment Objectives and Principal Investment Strategies.”

•
Operating Expenses.  The JNL Board considered that, if approved by the Acquired Fund’s M ember, the Reorganization will result in a Combined Fund with lower management and administrative fees as well as a lower total net expense ratio than those of the Acquired Fund currently. The JNL Board noted that while the total annual fund operating expenses of the Acquiring Fund are currently higher than those of the Acquired Fund, PPM has contractually agreed to bear certain expenses and waive its management fees to the extent necessary to cause annualized ordinary expenses not to exceed 0.65% of the average daily net assets of the Institutional shares, which results in lower total net operating expenses for the Acquiring Fund.  The JNL Board considered that the total annual fund operating expenses of the Acquiring Fund would be higher if the contractual waiver is not renewed. See “Comparative Fee and Expense Tables.”

•
Asset Base.   The JNL Board considered that as of December 31, 2017, the Acquired Fund had $121.3 million in net assets. It noted that after the Reorganization, it is currently anticipated that PPM will liquidate approximately $70 million from the Acquired Fund in March 2018 and redeem cash in connection with its seed money investment in other series of the PPM Funds.  The JNL Board considered that the remaining assets under management in the Acquired Fund as of the Closing Date will transfer into the Acquiring Fund.

•
Performance.  The JNL Board did not consider the Acquiring Fund’s performance information since the Fund has not yet commenced investment operations.  The JNL Board noted, however, that the Acquiring Fund will assume the performance history of the Acquired Fund at the closing of the Reorganization. In this regard, the JNL Board noted that the Acquired Fund underperformed its primary benchmark, the Bloomberg Barclays U.S. Corporate High Yield Index, in the one-year, five-year and since-inception periods ended December 31, 2017.

•
Investment Adviser and Other Service Providers. The JNL Board considered that JNAM currently serves as administrator for both Funds and serves as the investment adviser and transfer agent for the Acquired Fund.  The JNL Board noted that PPM, an affiliate of JNAM, serves as the investment sub-adviser for the Acquired Fund and the investment adviser for the Acquiring Fund. See “Comparison of Investment Adviser.” The JNL Board noted that UMB Fund Services, Inc. serves as the transfer agent for the Acquiring Fund, while the other service providers (namely, Jackson National Life Distributors LLC, as distributor of the Funds, State Street Bank and Trust Company, as custodian for the Funds, KPMG LLP, as independent auditors of the Funds, and Ropes & Gray LLP, as legal counsel to the Funds) are the same and will remain the same for the Acquired Fund after the Reorganization.

•
Federal Income Tax Consequences.  The JNL Board took into account that the M ember is not expected to have adverse tax consequences as a result of the Reorganization.  It considered that the Reorganization is expected to qualify as a transaction described in Section 351(a) of the Code, in which event no gain or loss generally will be recognized by the Acquired Fund’s M ember.

•
Costs of Reorganization. The JNL Board considered that the costs and expenses associated with the Reorganization relating to the solicitation of proxies, including preparing, filing, printing, and mailing of the proxy statement and related disclosure documents, and the related legal fees, including the legal fees incurred in connection with the analysis under the Code of the tax treatment of this transaction, as well as the costs associated with obtaining a consent of independent registered public accounting firm will all be borne by JNAM, and no sales or other charges will be imposed on the M ember in connection with the Reorganization. Additionally, the JNL Board considered that there are no Transaction Costs associated with the in-kind transfer of the Acquired Fund’s assets in connection with the Reorganization.

In summary, in determining whether to recommend approval of the Reorganization, the JNL Board considered factors including (1) the terms and conditions of the Reorganization and whether the Reorganization would result in dilution of the Acquired Fund’s M ember’s interests; (2) the compatibility of the Funds’ investment objectives, investment strategies, and investment restrictions, as well as shareholder services offered by the Funds; (3) the expense ratios and information regarding the fees and expenses of the Funds; (4) the advantages and disadvantages to the Acquired Fund’s M ember of transferring the Acquired Fund’s remaining assets to the newly formed Acquiring Fund; (5) the relative historical performance of the Funds; (6) the management of the Funds; (7) the U.S. federal income tax consequences of the Reorganization; and (8) the costs of the Reorganization. No one factor was determinative and each Manager may have attributed different weights to the various factors.  The JNL Board did not determine any considerations related to this reorganization to be adverse.

The JNL Board, including the Independent Managers, determined that the Reorganization would be in the best interests of the Acquired Fund and that the interests of the Acquired Fund’s M ember would not be diluted as a result of the Reorganization. At the meeting held on March 1-2, 2018, the JNL Board voted unanimously to approve the Reorganization and recommended its approval by the M ember with beneficial interests in the Acquired Fund.

Description of Risk Factors

A Fund’s performance may be affected by one or more risk factors. For a detailed description of each Fund’s risk factors, please see “More Information on Strategies and Risk Factors” in Appendix B.

Federal Income Tax Consequences of the Reorganization

The U.S. federal income tax treatment of the Reorganization depends upon several factors, including the extent to which the Acquired Fund’s M ember disposes of shares of the Acquiring Fund after the completion of the Reorganization.  The Reorganization is expected to qualify as a transaction described in Section 351(a) of the Code, in which event no gain or loss generally will be recognized by the Acquired Fund’s M ember.

Although it does not expect to do so, the Acquired Fund may dispose of a portion of its portfolio securities in connection with and prior to the Reorganization. The Acquired Fund’s M ember will recognize gain or loss upon such dispositions for U.S. federal income tax purposes.

If the Reorganization qualifies as a transaction described in Section 351(a) of the Code, the Acquiring Fund’s tax basis in the assets of the Acquired Fund transferred to the Acquiring Fund generally will be the same as the tax basis of such assets immediately prior to the transfer, unless (i) as discussed further below, the Acquired Fund’s M ember makes the election described in the following paragraph, or (ii) at such time the assets transferred to the Acquiring Fund have a net unrealized built-in loss.  In the case of (ii), the Acquiring Fund’s aggregate adjusted basis in such assets generally would be equal to their fair market value on the date of the Reorganization. As of June 10 , 2018, the net unrealized built-in loss of the Acquired Fund was $ 522,944 .

If the Reorganization qualifies as a transaction described in Section 351(a) of the Code, pursuant to Treasury regulations under Section 337(d) of the Code, if the assets transferred to the Acquiring Fund in the Reorganization have an aggregate net unrealized built-in gain at the time of the Reorganization, the Acquiring Fund will be subject to tax at regular corporate income tax rates on such net built-in gain to the extent such gain is recognized within five years following the Reorganization.  Such tax would not apply if the M ember of the Acquired Fund were eligible to make, and were to make, an election to recognize gain or loss upon the transfer of the assets in the Reorganization.  If such an election were made, Acquiring Fund’s basis in such assets would equal their fair market value as of the date of the Reorganization.

The Acquired Fund’s M ember is urged to consult its tax advisers as to the specific consequences to it of the Reorganization, including the applicability and effect of state, local, non-U.S., and other taxes.

Contingency Plan

If the Reorganization is not approved by the M ember, the Funds will continue to operate as they currently do and the JNL Board will consider what actions are appropriate and in the best interests of the M ember that has assets invested in the Acquired Fund.

ADDITIONAL INFORMATION ABOUT THE FUNDS

Management of the Company and the PPM Funds

This section provides information about the Company, the PPM Funds, and the Advisers for the Funds.

The Company and the PPM Funds

The Company is organized as a Delaware limited liability company and is registered with the SEC as an open-end management investment company. Under Delaware law and the Company’s Amended and Restated Operating Agreement, the management of the business and affairs of the Company is the responsibility of the JNL Board. The Acquired Fund is a series of the Company.

The PPM Funds is organized as a Massachusetts business trust and is registered with the SEC as an open-end management investment company.  Under Massachusetts law and the Trust’s Agreement and Declaration of Trust (the “Declaration of Trust”) and By-Laws, the management of the business and affairs of the Trust is the responsibility of its Board.  The Acquiring Fund is a series of the PPM Funds.

The Advisers

JNAM, the investment adviser for the JNL Strategic Income Fund, is located at 1 Corporate Way, Lansing, Michigan 48951.  As the investment adviser for the JNL Strategic Income Fund, JNAM provides the Fund with professional investment supervision and management. JNAM is registered with the SEC under the Investment Advisers Act of 1940, as amended. JNAM is a wholly owned subsidiary of Jackson National, a U.S. based financial services company. Jackson National is an indirect wholly owned subsidiary of Prudential plc, a publicly traded company incorporated in the United Kingdom.  Prudential plc is not affiliated in any manner with Prudential Financial Inc., a company whose principal place of business is in the United States of America.  JNAM acts as investment adviser to the Company pursuant to an Investment Advisory and Management Agreement.  Under the Investment Advisory and Management Agreement, JNAM is responsible for managing the affairs and overseeing the investments of the Fund and determining how voting and other rights with respect to securities owned by the Fund will be exercised.  JNAM also provides recordkeeping, administrative and exempt transfer agent services to the Fund and oversees the performance of services provided to the Fund by other service providers, including the custodian and shareholder servicing agent.

JNAM is authorized to delegate certain of its duties with respect to the Fund to a sub-adviser, subject to the approval of the Board, and is responsible for overseeing that sub-adviser’s performance. JNAM is solely responsible for payment of any fees to the Fund’s sub-adviser (the “Sub-Adviser”). JNAM plays an active role in advising and monitoring the Fund and the Sub-Adviser. JNAM monitors the Sub-Adviser’s Fund management team to determine whether its investment activities remain consistent with the relevant Fund’s investment strategies and objective.  JNAM also monitors changes that may impact the Sub-Adviser’s overall business, including the Sub-Adviser’s operations and changes in investment personnel and senior management, and regularly performs due diligence reviews of the Sub-Adviser. In addition, JNAM obtains detailed, comprehensive information concerning the Fund and the Sub-Adviser’s performance and Fund operations. JNAM is responsible for providing regular reports on these matters to the Board.

The Investment Advisory and Management Agreement continues in effect for the Fund from year to year after its initial two-year term so long as its continuation is approved at least annually by (i) a majority of the Managers who are not parties to such agreement or interested persons of any such party except in their capacity as Managers of the Company, and (ii) the M ember of the Fund or the Board. It may be terminated at any time upon 60 days’ notice by JNAM, or by a majority vote of the outstanding shares of the Fund, and will terminate automatically upon its assignment. The Investment Advisory and Management Agreement provides that JNAM shall not be liable for any error of judgment, or for any loss suffered by the Fund in connection with the matters to which the agreement relates, except a loss resulting from willful misfeasance, bad faith or gross negligence on the part of JNAM in the performance of its obligations and duties, or by reason of its reckless disregard of its obligations and duties under the agreement.  As compensation for its services, the Company pays JNAM a fee in respect of the JNL Strategic Income Fund as described in the Fund’s Prospectus.

The Acquired Fund’s investments are selected by PPM.  The following table describes the Acquired Fund’s sub-adviser, portfolio managers, and each portfolio manager’s business experience.  Information about the portfolio managers’ compensation, other accounts they manage and their ownership of securities of the Acquired Fund is available in the Company’s Statement of Additional Information dated April 30, 2018 , as supplemented .

Acquired Fund	Sub-Adviser & Portfolio Managers	Business Experience
JNL Strategic Income Fund	PPM America, Inc. 225 West Wacker Drive Suite 1200 Chicago, Illinois 60606 Portfolio Managers Anthony Balestrieri Michael Kennedy, CFA Adam Spielman Scott B. Richards, CFA Mark Redfearn, CFA
The individuals jointly and primarily responsible for the day-to-day management of the Fund are listed below.

Tony Balestrieri is an executive vice president and chief investment officer for total return accounts at PPM. He is responsible for overseeing and leading several portfolio management, research and trading teams, including the total return fixed income, public equity, high yield, bank loan, fixed income research, and public fixed income trading teams in addition to overseeing the business development team. These groups manage a wide spectrum of total return fixed income and equity strategies on behalf of institutional and retail investors globally. Prior to joining PPM in 2003, Tony was the head of institutional fixed income at Merrill Lynch Investment Managers where he was responsible for overseeing $16 billion in fixed income assets. Previously, he spent over five years as a senior vice president in charge of the Short-Term Strategies Group for Mitchell Hutchins Asset Management. Tony earned bachelor degrees in economics/business and government/law from Lafayette College.

Mike Kennedy is a senior managing director and portfolio manager on the total return fixed income team at PPM. He is responsible for investment and allocation decisions for several of the firm’s fixed income strategies, including core plus fixed income, credit, long short credit, and strategic income which are managed on behalf of institutional and retail investors globally. Prior to joining PPM in 2006, Mike was a senior vice president and portfolio manager for Columbia Management Group (formerly Stein Roe & Farnham) where he managed fixed income mutual funds and institutional client portfolios. Previously, he worked as the assistant director of portfolio

Acquired Fund	Sub-Adviser & Portfolio Managers	Business Experience

management for Homewood Federal Savings & Loan. Mike earned an MM from Northwestern University and a BS in business administration from Marquette University. He is also a CFA® charterholder.

Adam Spielman is a senior managing director and the head of leveraged credit, total return at PPM.  He oversees PPM’s bank loan and high yield teams.  Prior to his current role, he was the Head of Fixed Income research and managed a team of over 30 individuals focused on corporate credit and structured security analysis. Prior to joining PPM in 2001, Adam worked in the investment group at a Chicago-based software company. Previously, he spent close to three years as an investment banker with Lehman Brothers in New York and Chicago. He started his career at Peterson Consulting in Chicago. Adam earned an MBA from the University of Chicago Booth of School of Business and a Bachelor’s degree in Economics from Indiana University.

Scott Richards is a senior managing director and portfolio manager on the total return fixed income team at PPM. He is responsible for investment and allocation decisions for several of the firm’s fixed income strategies, including floating rate income, high yield core, long short credit, and strategic income which are managed on behalf of institutional and retail investors globally. Prior to joining PPM in 2008, Scott was the head of global high yield for State Street Global Advisors. Previously, he also held senior high yield portfolio manager positions at MFS Investment Management, Liberty Funds Group and State Street Research & Management. He also worked as the director of high yield research at Wellington Management and began his career as an investment officer at New England Mutual Life Insurance Company. Scott earned an MBA in finance from Dartmouth and a BS in applied economics from Cornell University. He is also a CFA® charterholder.

Mark Redfearn is a senior managing director and portfolio manager on the total return fixed income team at PPM. He is responsible for investment and allocation decisions for several of the firm’s fixed income strategies, including core plus fixed income, credit, long short credit, and strategic income which are managed on behalf of institutional and retail investors globally. Prior to joining PPM in 2002, Mark was a corporate bond portfolio manager in the institutional asset management group for Van Kampen Funds. Previously, he worked for the firm’s risk management group as a portfolio analyst with responsibility for assessing fixed income mutual fund risk and return relationships. Mark earned an MPA from Indiana University and a BA in economics and political science from Miami University (Ohio). He is also a CFA® charterholder.

The Company’s Statement of Additional Information provides additional information about each portfolio manager’s compensation, other accounts managed, and ownership of securities in the Fund.

PPM, the investment adviser for the PPM Strategic Income Fund, is located at 225 West Wacker Drive, Suite 1200, Chicago, Illinois 60606.  As the investment adviser for the PPM Strategic Income Fund, PPM provides professional investment supervision and management. PPM is registered with the SEC under the Investment Advisers Act of 1940, as amended.  PPM is an indirect, wholly owned subsidiary of Prudential plc, a publicly traded company incorporated in the United Kingdom.  PPM was founded in 1990 to provide investment management services primarily to affiliates of the UK Parent. Prudential plc is not affiliated in any manner with Prudential Financial Inc., a company whose principal place of business is in the United States of America.

PPM acts as investment adviser to the Company pursuant to an Investment Advisory and Management Agreement.  Under the Investment Advisory and Management Agreement, PPM is responsible for managing the affairs and overseeing the investments of the Fund and determining how voting and other rights with respect to securities owned by the Fund will be exercised.  PPM also provides recordkeeping services to the Fund and oversees the performance of services provided to the Fund by other service providers, including the custodian and shareholder servicing agent.

The Investment Advisory and Management Agreement continues in effect for the Fund from year to year after its initial two-year term so long as its continuation is approved at least annually by (i) a majority of the Trustees who are not parties to such agreement or interested persons of any such party except in their capacity as Trustees of the Company, and (ii) the shareholders of the Fund or the Board. It may be terminated at any time upon 60 days’ notice by PPM, or by a majority vote of the outstanding shares of the Fund, and will terminate automatically upon its assignment. The Investment Advisory and Management Agreement provides that PPM shall not be liable for any error of judgment, or for any loss suffered by any Fund in connection with the matters to which the agreement relates, except a loss resulting from willful misfeasance, bad faith or gross negligence on the part of PPM in the performance of its obligations and duties, or by reason of its reckless disregard of its obligations and duties under the agreement.  As compensation for its services, the Trust pays PPM a fee in respect of PPM Strategic Income Fund as described in the Fund’s Prospectus.

The Acquiring Fund’s investments are also selected by PPM.  The following table describes the Acquiring Fund’s adviser, portfolio managers, and each portfolio manager’s business experience.  Information about the portfolio managers’ compensation, other accounts they manage and their ownership of securities of the Acquired Fund is available in the PPM Funds’ Statement of Additional Information dated March 26, 2018 , as supplemented .

Acquiring Fund	Adviser & Portfolio Managers	Business Experience
PPM Strategic Income Fund	PPM America, Inc. 225 West Wacker Drive Suite 1200 Chicago, Illinois 60606 Portfolio Managers Anthony Balestrieri Michael Kennedy, CFA Adam Spielman Mark Redfearn, CFA Scott Richards, CFA
Anthony Balestrieri
 Tony Balestrieri is an executive vice president and chief investment officer for total return accounts at PPM. He is responsible for overseeing and leading several portfolio management, research and trading teams, including the total return fixed income, public equity, high yield, bank loan, fixed income research, and public fixed income trading teams in addition to overseeing the business development team. These groups manage a wide spectrum of total return fixed income and equity strategies on behalf of institutional and retail investors globally. Prior to joining PPM in 2003, Tony was the head of institutional fixed income at Merrill Lynch Investment Managers where he was responsible for overseeing $16 billion in fixed income assets. Previously, he spent over five years as a senior vice president in charge of the Short-Term Strategies Group for Mitchell Hutchins Asset Management. Tony earned bachelor degrees in economics/business and government/law from Lafayette College.

Acquiring Fund	Adviser & Portfolio Managers	Business Experience

Michael Kennedy, CFA
Mike Kennedy is a senior managing director and portfolio manager on the total return fixed income team at PPM. He is responsible for investment and allocation decisions for several of the firm’s fixed income strategies, including core plus fixed income, credit, long short credit, and strategic income which are managed on behalf of institutional and retail investors globally. Prior to joining PPM in 2006, Mike was a senior vice president and portfolio manager for Columbia Management Group (formerly Stein Roe & Farnham) where he managed fixed income mutual funds and institutional client portfolios. Previously, he worked as the assistant director of portfolio management for Homewood Federal Savings & Loan. Mike earned an MM from Northwestern University and a BS in business administration from Marquette University. He is also a CFA® charterholder.

Adam Spielman
Adam Spielman is a senior managing director and the head of leveraged credit, total return at PPM.  He oversees PPM’s bank loan and high yield teams.  Prior to his current role, he was the Head of Fixed Income research and managed a team of over 30 individuals focused on corporate credit and structured security analysis. Prior to joining PPM in 2001, Adam worked in the investment group at a Chicago-based software company. Previously, he spent close to three years as an investment banker with Lehman Brothers in New York and Chicago. He started his career at Peterson Consulting in Chicago. Adam earned an MBA from the University of Chicago Booth of School of Business and a Bachelor’s degree in Economics from Indiana University.

Mark Redfearn, CFA
Mark Redfearn is a senior managing director and portfolio manager on the total return fixed income team at PPM. He is responsible for investment and allocation decisions for several of the firm’s fixed income strategies, including core plus fixed income, credit, long short credit, and strategic income which are managed on behalf of institutional and retail investors globally. Prior to joining PPM in 2002, Mark was a corporate bond portfolio manager in the institutional asset management group for Van Kampen Funds. Previously, he worked for the firm’s risk management group as a portfolio analyst with responsibility for assessing fixed income mutual fund risk and return relationships. Mark earned an MPA from Indiana University and a BA in economics and political science from Miami University (Ohio). He is also a CFA® charterholder.

Scott Richards, CFA
 Scott Richards is a senior managing director and portfolio manager on the total return fixed income team at PPM. He is responsible for investment and allocation decisions for several of the firm’s fixed income strategies, including floating rate

Acquiring Fund	Adviser & Portfolio Managers	Business Experience
income, high yield core, long short credit, and strategic income which are managed on behalf of institutional and retail investors globally. Prior to joining PPM in 2008, Scott was the head of global high yield for State Street Global Advisors. Previously, he also held senior high yield portfolio manager positions at MFS Investment Management, Liberty Funds Group and State Street Research & Management. He also worked as the director of high yield research at Wellington Management and began his career as an investment officer at New England Mutual Life Insurance Company. Scott earned an MBA in finance from Dartmouth and a BS in applied economics from Cornell University. He is also a CFA® charterholder.

The PPM Funds’ Statement of Additional Information provides additional information about each portfolio manager’s compensation, other accounts managed, and ownership of securities in the Fund.

Management Fees

As compensation for its advisory services, JNAM receives a fee from the Company computed separately for the JNL Strategic Income Fund, accrued daily and payable monthly.  The fee JNAM receives from the JNL Strategic Income Fund is set forth below as an annual percentage of the net assets of the JNL Strategic Income Fund.

The table below shows the advisory fee rate schedule for JNL Strategic Income Fund as set forth in the Investment Advisory and Management Agreement and the aggregate annual fee the JNL Strategic Income Fund paid to JNAM for the fiscal year ended December 31, 2017. The JNL Strategic Income Fund’s advisory fee rate schedule is subject to contractual breakpoints that reduce the advisory fee rate should the Fund’s average daily net assets exceed specified amounts.

Fund	Assets	Advisory Fee (Annual Rate Based on Average Daily Net Assets of the Fund)	Aggregate Annual Fee Paid to Adviser for the Fiscal Year Ended December 31, 2017 (Annual Rate Based on Average Net Assets of the Fund)
JNL Strategic Income Fund	$0 to $500 million $500 million to $1 billion Over $1 billion	0.60% 0.55% 0.50%	0.60%

JNAM has engaged certain another investment adviser to serve as a sub-adviser to the JNL Strategic Income Fund under a separate sub-advisory agreement between the Company and PPM. JNAM selects, contracts with, and compensates PPM, as the sub-adviser to manage the investment and reinvestment of the assets of the Fund. JNAM monitors the compliance of PPM with the investment objectives and related policies of the Fund, reviews the PPM’s performance, and reports periodically on such performance to the JNL Board.  Under the terms of the sub-advisory agreement, PPM is responsible for supervising and managing the investment and reinvestment of the assets of the Fund and for directing the purchase and sale of the Fund’s investment securities, subject to the oversight and supervision of JNAM and the JNL Board.  As sub-adviser, PPM formulates a continuous investment program for the Fund consistent with its investment strategies, objectives and policies outlined in its Prospectus.  As sub-adviser, PPM also implements the program by purchases and sales of securities and regularly reports to JNAM and the JNL Board with respect to the implementation of such program.  As compensation for its services, PPM receives a sub-advisory fee from JNAM, computed separately for the Fund, stated as an annual percentage of the Fund’s net assets. JNAM currently is obligated to pay the PPM a sub-advisory fee out of JNAM’s advisory fee it receives from the Fund.

As compensation for its services for the Fund, PPM, as sub-adviser to the Acquired Fund receives a sub-advisory fee that is payable by JNAM.  The current sub-advisory fee schedule is set forth below:

Fund	Average Daily Net Assets	Sub-Advisory Fee (Annual Rate Based on Average Net Assets)
JNL Strategic Income Fund	$0 to $150 million $150 million to $300 million Over $300 million	0.200% 0.175% 0.150%

A discussion of the basis for the JNL Board’s approval of the investment advisory and sub-advisory agreements is available in the Company’s Annual Report to the M ember for the year ended December 31, 2017.

As compensation for its advisory services, PPM receives a fee from the PPM Funds computed separately for the PPM Strategic Income Fund, accrued daily and payable monthly.  The fee PPM receives from the PPM Strategic Income Fund is set forth below as an annual percentage of the net assets of the PPM Strategic Income Fund.

The table below shows the advisory fee rate schedule for PPM Strategic Income Fund as set forth in the Investment Advisory and Management Agreement. Because the PPM Strategic Income Fund has not yet commenced operations, the Fund did not pay any fees to PPM in a prior fiscal year.

Fund	Assets	Advisory Fee (Annual Rate Based on Average Daily Net Assets of the Fund)	Aggregate Annual Fee Paid to Adviser for the Fiscal Year Ended December 31, 2017 (Annual Rate Based on Average Net Assets of the Fund)
PPM Strategic Income Fund	All assets	0.50%	N/A

In addition to the investment advisory fees, each Fund pays to JNAM (the “Administrator”) an administrative fee as an annual percentage of the average daily net assets of the Fund, accrued daily and paid monthly, as set forth below.

Fund	Assets	Administrative Fee (Annual Rate Based on Average Net Assets)
JNL Strategic Income Fund	$0 to $3 billion Assets over $3 billion	0.15% 0.13%
PPM Strategic Income Fund	All assets	0.10%

In return for the administrative fee, the Administrator provides or procures all necessary administrative functions and services for the operation of each Fund.  In addition, the Administrator, at its own expense, provides or procures routine legal, audit, fund accounting, custody (except overdraft and interest expense), printing and mailing and all other administrative services necessary for the operation of each Fund.  Each Fund is responsible for trading expenses, including brokerage commissions, interest and taxes, and other non-operating expenses.  Each Fund is also responsible for nonrecurring and extraordinary legal fees, interest expenses, registration fees, licensing costs, a portion of the Chief Compliance Officer, costs directors and officers insurance, and the fees and expenses of the Independent Mangers/Trustees and of independent legal counsel to the Independent Managers/Trustees (categorized as “Other Expenses” in the fee tables).

Additional Information

Classes of Shares

Class A shares of the Acquired Fund and Institutional Class shares of the Acquiring Fund represent interests in the same portfolio of securities and will be substantially the same except for “class expenses.”  The expenses of the Funds will be borne by each Class of shares based on the net assets of the Fund attributable to each Class, except that class expenses will be allocated to each Class.  “Class expenses” will include any distribution or administrative or service expense allocable to the appropriate Class and any other expense that JNAM or PPM, as applicable, determines, subject to ratification or approval by the JNL Board and the Board of Trustees of the PPM Funds, to be properly allocable to that Class, including: (i) printing and postage expenses related to preparing and distributing to the M ember/shareholders of a particular Class materials such as Prospectuses, M ember/shareholder reports and (ii) professional fees relating solely to one Class.

Distribution Arrangements

Jackson National Life Distributors LLC (“JNLD” or the “Distributor”), 7601 Technology Way, Denver, Colorado 80237, is the principal underwriter to the Company and the PPM Funds.

The Company has adopted, in accord with the provisions of Rule 12b-1 under the 1940 Act, a Distribution Plan (“Plan”).  The JNL Board, including all of the Independent Managers, must approve, at least annually, the continuation of the Plan.  Under the Plan, the JNL Strategic Income Fund will pay a Rule 12b-1 fee at an annual rate of up to 0.20% of the Fund’s average daily net assets attributed to Class A interests, to be used to pay or reimburse distribution and administrative or other service expenses with respect to Class A interests. The Distributor, as principal underwriter, to the extent consistent with existing law and the Plan, may use the Rule 12b-1 fee to reimburse fees or to compensate broker-dealers, administrators, or others for providing distribution, administrative or other services. Currently, JNLD has agreed to waive its right to receive fees under the Plan as JNLD will not charge the JNL Strategic Income Fund a 12b-1 fee and no fee will be accrued by the JNL Strategic Income Fund as JNLD is not engaged in activities supported by the 12b-1 fee.  The PPM Funds has not adopted a Plan.

Investment in Shares

Shares of the JNL Strategic Income Fund are not available to the general public directly. Shares of the JNL Strategic Income Fund are currently available only to The Prudential Assurance Company Limited, an affiliate of JNAM and PPM America, Inc. Purchases are effected at NAV next determined after the purchase order is received by JNAM as the JNL Strategic Income Fund’s transfer agent in proper form.

Shares of the PPM Strategic Income Fund are not available to the general public directly, except that shares of the Fund are available to present or former officers, directors, trustees and employees of the PPM Strategic Income Fund (and their family members meeting the same eligibility requirements) and PPM America, Inc. and certain officers of PPM America, Inc. affiliates, subject to the Fund’s discretion . Purchases are effected at NAV next determined after the purchase order is received by the PPM Strategic Income Fund’s transfer agent in proper form.

The price of each Fund’s shares is based on its NAV. The NAV per share of each Fund is determined by JNAM at the close of regular trading on the New York Stock Exchange (“NYSE”) (normally 4:00 p.m., Eastern time) on each day that the NYSE is open for regular trading. However, calculation of the Funds’ NAV may be suspended on days determined by the Board in times of emergency or market closure as determined by the SEC.  The NAV per share is calculated by adding the value of all securities and other assets of a Fund, deducting its liabilities, and dividing by the number of shares outstanding.  Generally, the value of exchange-listed or -traded securities is based on their respective market prices, bonds are valued based on prices provided by an independent pricing service and short-term debt securities are valued at amortized cost, which approximates market value.

The Board has adopted procedures pursuant to which JNAM may determine, subject to the JNL Board’s and the PPM Funds’ Board of Trustees’ respective oversight, the “fair value” of a security for which a current market price is not available or the current market price is considered unreliable or inaccurate.  Under these procedures, the “fair value”

of a security generally will be the amount, determined by JNAM in good faith, that the owner of such security might reasonably expect to receive upon its current sale.

The JNL Board and the Board of Trustees of the PPM Funds have each established a pricing committee to review fair value determinations pursuant to the Company’s and the PPM Funds’ respective “Pricing Guidelines.”  The pricing committee will also review the value of restricted and illiquid securities, securities and assets for which a current market price is not readily available, and securities and assets for which there is reason to believe that the most recent market price does not accurately reflect current value (e.g., disorderly market transactions).

The Funds may invest in securities primarily listed on foreign exchanges and that trade on days when the Fund does not price its shares.  As a result, a Fund’s NAV may change on days when the M ember/shareholders are not able to purchase or redeem the Fund’s shares.

Because the calculation of a Fund’s NAV does not take place contemporaneously with the determination of the closing prices of the majority of foreign portfolio securities used in the calculation there exists a risk that the value of foreign portfolio securities will change after the close of the exchange on which they are traded, but before calculation of the Fund’s NAV (“time–zone arbitrage”).  Accordingly, the Funds’ respective procedures for pricing of portfolio securities also authorize JNAM, subject to oversight by the respective Board, to determine the fair value of such securities for purposes of calculating the Fund’s NAV.  JNAM will “fair value” any foreign securities held by the Fund if it determines that a “significant event” has occurred subsequent to the close of trading in such securities on the exchanges or markets on which they principally are traded, but prior to the time of the Fund’s NAV calculation.  A significant event is one that can be expected materially to affect the value of such securities.  Certain specified percentage movements in U.S. equity market indices are deemed under the Funds’ respective pricing procedures to be a “significant event.”  A “significant event” affecting multiple issuers might also include, but is not limited to, a substantial price movement in other securities markets, an announcement by a governmental, regulatory or self-regulatory authority relating to securities markets, political or economic matters, or monetary or credit policies, a natural disaster such as an earthquake, flood or storm, or the outbreak of civil strife or military hostilities.  Accordingly, on any day when such specified percentage movements in U.S. equity market indices occur, JNAM will adjust the closing prices of all foreign securities held in the Fund’s portfolio, based upon an adjustment factor for each such security provided by an independent pricing service, in order to reflect the fair value of such securities for purposes of determining the Fund’s NAV. When fair-value pricing is employed, the securities prices used to calculate the Fund’s NAV may differ from quoted or published prices for the same securities.

These procedures seek to minimize the opportunities for “time zone arbitrage” in funds that invest all or substantial portions of their assets in foreign securities, thereby seeking to make those funds significantly less attractive to “market timers” and other investors who might seek to profit from time zone arbitrage and seeking to reduce the potential for harm to other fund investors resulting from such practices.  However, these procedures may not completely eliminate opportunities for time zone arbitrage, because it is not possible to predict in all circumstances whether post-closing events will have a significant impact on securities prices.

All investments in the Company and the PPM Funds are credited to the Member’s and each respective shareholder’s account in the form of full and fractional shares of the designated Fund (rounded to the nearest 1/1000 of a share).  The Company and the PPM Funds do not issue share certificates.

The PPM Strategic Income Fund has a minimum initial investment amount of $1,000,000 and a minimum account balance of $500,000.

“Market Timing” Policy

The interests of the Funds’ long-term M ember or shareholders may be adversely affected by certain short-term trading activity by other investors in the Funds. Such short-term trading activity, when excessive, has the potential to, among other things, compromise efficient portfolio management, generate transaction and other costs, and dilute the value of the Fund’s shares held by long-term M ember or shareholders.  This type of excessive short-term trading activity is referred to herein as “market timing.”  The Funds are not intended to serve as a vehicle for market timing.  The JNL Board and the Board of Trustees of the PPM Funds have each adopted policies and procedures with respect to market timing.

The Funds directly and through its service providers take various steps designed to deter and curtail market timing. In addition to identifying any potentially disruptive trading activity, the Funds’ Board has adopted a policy of “fair value” pricing to discourage investors from engaging in market timing or other excessive trading strategies for international Funds.  The Funds’ “fair value” pricing policy is described under “Investment in Shares” above.

The policies and procedures described above are intended to deter and curtail market timing in the Funds.  However, there can be no assurance that these policies will be totally effective in this regard. The Funds rely on the Administrator to take the appropriate steps, including daily monitoring of separate account trading activity, to further deter market timing.  If they are ineffective, the adverse consequences described above could occur.

Share Redemption

Redemptions for the JNL Strategic Income Fund typically are processed on any day on which the Company and the NYSE are open for business and are effected at net asset value next determined after the redemption order is received by JNAM, the Fund’s transfer agent, in proper form.

Similarly, redemptions for the PPM Strategic Income Fund typically are processed on any day on which the PPM Funds and the NYSE are open for business and are effected at net asset value next determined after the redemption order is received by JNAM the Fund’s transfer agent, in proper form.

The Company and the PPM Funds may suspend the right of redemption only under the following circumstances:

•	When the NYSE is closed (other than weekends and holidays) or trading is restricted;
•	When an emergency exists, making disposal of portfolio securities or the valuation of net assets not reasonably practicable; or
•	During any period when the SEC has by order permitted a suspension of redemption for the protection of shareholders.

Dividends and Other Distributions

The Acquiring Fund generally distributes all of its net investment income monthly and its net realized capital gains, if any, at least annually.  Unless a shareholder of the Acquiring Fund instructs the Fund’s transfer agent otherwise, dividends and other distributions by the Acquiring Fund are automatically reinvested at net asset value in shares of the Acquiring Fund.

Tax Status

Until and unless the Company organizes a new series, it and the Acquired Fund will be treated as a single entity for U.S. federal income tax purposes. Moreover, so long as that entity is a limited liability company with a sole series that has not elected to be treated as a corporation for U.S. federal tax purposes and whose interests are held only by the Member , it will be disregarded as an entity separate from the latter for U.S. federal income tax purposes. As a result, for U.S. federal income tax purposes, (i) The Prudential Assurance Company Limited is treated as owning the assets of the Acquired Fund directly; (ii) any income, gain, loss, deduction or other tax items arising in respect of the Acquired Fund’s assets will be treated as if they are realized or incurred, as applicable, directly by The Prudential Assurance Company Limited and any such income or gain is not taxable to the Acquired Fund; and (iii) any distributions The Prudential Assurance Company Limited receives from the Acquired Fund will have no effect on The Prudential Assurance Company Limited for U.S. federal income tax purposes.  The Company expects that substantially all of the Acquired Fund’s income will qualify as portfolio interest or capital gains, neither of which will be subject to U.S. federal income or withholding tax if The Prudential Assurance Company Limited is a non-U.S. person that is not otherwise engaged in the conduct of a trade or business in the United States. The Prudential Assurance Company Limited is treated as an association taxable as a corporation for U.S. federal income tax purposes.

The Acquiring Fund intends to elect and qualify and be eligible each year to be treated as a “regulated investment company” under Subchapter M of the Code. As a regulated investment company, the Acquiring Fund intends to distribute all of its net investment income to shareholders monthly and all of its net realized capital gains to shareholders at least annually and, therefore, does not expect to be required to pay any U.S. federal income taxes or excise taxes. The Acquiring Fund is treated as a corporation separate from the Trust for purposes of the Code.  Therefore, the assets, income, and distributions of the Acquiring Fund are considered separately for purposes of determining whether or not the Acquiring Fund qualifies for treatment as a regulated investment company under Subchapter M of the Code.

FINANCIAL HIGHLIGHTS

The financial highlights table is intended to help you understand the financial performance of the Acquired Fund for the past five years.  The following table provides selected per share data for the Acquired Fund. Financial highlights are not included for the Acquiring Fund since the PPM Strategic Income Fund will not commence operations until the consummation of the merger. The total returns in the financial highlights table represent the rate that an investor would have earned (or lost) on an investment in the Acquired Fund (assuming reinvestment of all dividends and distributions) held for the entire period.

The annual information below has been derived from financial statements audited by KPMG LLP, an independent registered public accounting firm, and should be read in conjunction with the financial statements and notes thereto, together with the report of KPMG LLP thereon, in the Company’s Annual Report, which is available upon request.

JNL Strategic Income Fund LLC – Acquired Fund
Financial Highlights
For a Share Outstanding

		Increase (decrease) from investment operations			Distributions from				Supplemental data			Ratios
Period ended	Net asset value, beginning of period($)	Net investment income (loss)($)(a)	Net realized & unrealized gains (losses)($)	Total from investment operations($)	Net investment income($)	Net realized gains on investment transactions($)	Net asset value, end of period($)	Total return(%)	Net assets, end of period (in thousands)($)	Portfolio turnover (%)(b)		Total expenses to average net assets(%)	Net investment income (loss) to average net assets(%)
JNL/PPM America Strategic Income Fund
Class A
12/31/17	11.36	0.45	0.32	0.77	—	—	12.13	6.78	121,318	67	(c)	0.76	3.84
12/31/16	10.29	0.43	0.64	1.07	—	—	11.36	10.40	113,634	83	(c)	0.75	3.98
12/31/15	10.71	0.46	(0.88)	(0.42)	—	—	10.29	(3.92)	102,890	76	(c)	0.75	4.30
12/31/14	10.45	0.45	(0.19)	0.26	—	—	10.71	2.49	107,074	81	(c)	0.75	4.12
12/31/13	10.05	0.40	0.00	0.40	—	—	10.45	3.98	104,452	99	(c)	0.75	3.88

(a)	Calculated using the average shares method.
(b)	Dollar roll transactions are excluded for purposes of calculating portfolio turnover.
(c)	Portfolio turnover including dollar roll transactions was 146%, 115%, 106%, 101% and 67% in 2013, 2014, 2015, 2016 and 2017, respectively.

VOTING INFORMATION

The following information applies to the Reorganization of the Acquired Fund and Acquiring Fund for which you are entitled to vote.

The Meeting

The Meeting will be held at 9:00 a.m. Eastern Time, on June 25, 2018, at Jackson National Life Insurance Company, 1 Corporate Way, Lansing, Michigan, 48951, together with any adjournment thereof.  The Meeting is being held to consider and vote on the Plan of Reorganization, which provides for the reorganization of the JNL Strategic Income Fund into the PPM Strategic Income Fund, and any other business that may properly come before the Meeting.  Only the M ember of the Acquired Fund is entitled to vote on this matter.

A copy of the Plan of Reorganization is attached hereto as Appendix A of this Proxy Statement/Prospectus.

The Board fixed the close of business on June 1, 2018, as the Record Date for the determination of the M ember entitled to notice of, and to vote at, the Meeting or any adjournment thereof.

Quorum and Voting

The Amended and Restated Operating Agreement for the Company, as adopted on December 3, 2014 (the “Operating Agreement”), provides that the presence in person or by proxy of members entitled to cast the majority of votes shall constitute a quorum.  Prior to the date upon which the Meeting is to be held, the Board may postpone the Meeting one or more times for any reason by giving notice to each member entitled to vote at the Meeting of the place, date and hour at which the Meeting will be held.  Such notice shall be given not fewer than two (2) days before the date of the Meeting.  The Meeting may be adjourned by the chairperson of the Meeting from time to time to reconvene at the same or some other place as determined by the chairperson of the Meeting for any reason, including failure of the Proposal to receive sufficient votes for approval.  No member vote shall be required for any adjournment.  No notice need be given that the Meeting has been adjourned other than by announcement at the Meeting.  Any business that might have been transacted at the original Meeting may be transacted at any adjourned Meeting.

The Operating Agreement further provides that votes may be cast in person or by proxy.  No proxy shall be valid after eleven months from its date, unless otherwise provided in the proxy. Every proxy shall be in writing, subscribed by the member or the member’s duly authorized attorney, and dated, but need not be sealed, witnessed or acknowledged.

Required Vote

The Operating Agreement does not specifically confer on members a right to vote on consolidation or termination of a series of the Company. However, SEC rules under the 1940 Act require approval by a majority of the outstanding voting securities of the Acquired Fund.  Thus, a majority of the outstanding voting securities of the Acquired Fund is required to approve its Reorganization.

Where a vote of the “majority of the outstanding voting securities” of a Fund is required to approve the Proposal, it shall mean the lesser of (i) 67% or more of the shares of the Fund entitled to vote thereon present in person or by proxy at the Meeting if holders of more than 50% of the outstanding shares of the Fund are present in person or represented by proxy, or (ii) more than 50% of the outstanding shares of the Fund.  The approval of the Proposal depends upon whether a sufficient number of votes are cast for the Proposal.  Accordingly, an instruction to abstain from voting on any proposal has the same practical effect as an instruction to vote against the Proposal.

Member Voting Instructions

The Company is organized as a Delaware limited liability company.  Shares of the JNL Strategic Income Fund are not available for direct purchase by members of the public; the JNL Strategic Income Fund is currently available to the Member ( The Prudential Assurance Company Limited ) , an affiliate of the JNAM.

The M ember of the JNL Strategic Income Fund at the close of business on the Record Date will be entitled to notice of the Meeting.  The M ember may vote its shares by submitting the enclosed proxy card or attending the meeting in person.

At any time prior to the Meeting, the M ember may revoke its voting instructions by providing a properly executed written revocation of such voting instructions, properly executing later-dated voting instructions by a proxy card or by appearing and voting in person at the Meeting.

The close of business on June 23, 2018, is the last day on which voting instructions will be accepted, other than those provided in person at the Meeting.

Because The Prudential Assurance Company Limited is the Member as of the Record Date , The Prudential Assurance Company Limited will determine the outcome of the vote.

Proxy and Voting Instruction Solicitations

The JNL Board is soliciting proxies from the M ember of the Acquired Fund.  In addition to the mailing of these proxy materials, voting instructions may be solicited by letter, telephone, or personal contact by officers or employees of the Company or JNAM.

The costs of printing and mailing of the Notice, this Proxy Statement/Prospectus, and the accompanying proxy card, and the solicitation of member voting instructions, will be paid by JNAM.  The Company does not expect to bear any significant expenses in connection with the Meeting or the solicitation of proxies and voting instructions.

Adjournments

Any authorized voting instructions will be valid for any adjournment of the Meeting.  If the management of the Company receives an insufficient number of votes to approve the Proposal, the Meeting may be adjourned to permit the solicitation of additional votes.  Those persons named as proxies in the voting instructions have the discretion to vote for any such adjournment.  The approval of the Proposal depends upon whether a sufficient number of votes are cast for the Proposal.  Accordingly, an instruction to abstain from voting on the Proposal has the same practical effect as an instruction to vote against the Proposal.

Revocation of Voting Instructions

Any person giving voting instructions may revoke them at any time prior to the Meeting by a superseding voting instruction form or written notice of revocation or by appearing and voting in person at the Meeting. Only the M ember executing the voting instructions can revoke them.  The shares of the Acquired Fund will be voted in accordance with all properly executed and un-revoked voting instructions.

Outstanding Shares and Principal Member

As of June 1, 2018, the Managers and officers of the Company, as a group, beneficially owned less than 1% of the outstanding shares of the Acquired Fund.

The table below shows the number of outstanding shares of the Acquired Fund as of the Record Date that are entitled to vote at the Meeting.

Fund	Total Number of Outstanding Shares
JNL Strategic Income Fund (Class A)	4,151,077.963

As of the Record Date, June 1, 2018, the following person owned 5% or more of the shares of the Acquired Fund either beneficially or of record:

Member’s Name/Address	Jurisdiction of Incorporation	Parent Company	Percent Ownership of Shares of the Fund	Percent Ownership of Shares of the Combined Fund (assuming the Reorganization occurs)
The Prudential Assurance Company Limited Laurence Pountney Hill London, United Kingdom EC 4R0HH	England	Prudential plc	100.0%	100.0%

*          *          *          *          *

APPENDIX A

PLAN OF REORGANIZATION

JNL STRATEGIC INCOME FUND LLC
JNL/PPM AMERICA STRATEGIC INCOME FUND

PPM FUNDS
PPM STRATEGIC INCOME FUND

This Plan of Reorganization has been entered into on June 29, 2018, by JNL STRATEGIC INCOME FUND LLC (the “Company”), a Delaware limited liability company, on behalf of JNL/PPM AMERICA STRATEGIC INCOME FUND (the “JNL Strategic Income Fund,” or the “Acquired Fund”), and PPM FUNDS, a Massachusetts business trust, on behalf of PPM STRATEGIC INCOME FUND (the “PPM Strategic Income Fund,” or the “Acquiring Fund”).

WHEREAS, the Company and PPM Funds are both registered with the U.S. Securities and Exchange Commission in accord with the provisions of the Investment Company Act of 1940, as amended (the “1940 Act”), each as an open-end management investment company, and each has established separate series of shares (“funds”), with each fund having its own assets and investment policies;

WHEREAS, the Acquiring Fund is a “shell” series of PPM Funds without assets (other than nominal seed capital) or liabilities, created for the purpose of acquiring the assets and liabilities of the Acquired Fund;

WHEREAS, the Company’s Board of Managers, including a majority of the Managers who are not interested persons of the Company, has determined that participation in the transaction described herein is in the best interests of the Acquired Fund, and that the interests of the existing member of the Acquired Fund will not be diluted as a result of the transaction described herein;

WHEREAS, PPM Funds’ Board of Trustees, including a majority of the Trustees who are not interested persons of the PPM Funds, has determined that participation in the transaction described herein is in the best interests of the Acquiring Fund, and that the interests of the existing shareholders of the Acquiring Fund will not be diluted as a result of the transaction described herein;

WHEREAS, Article III, Section 1 of the Company’s Amended and Restated Operating Agreement, adopted December 3, 2014 (the “Operating Agreement”), authorizes the Board of Managers to conduct the business of the Company and carry on its operations;

WHEREAS, Article II, Section 2.1 of PPM Funds’ Declaration of Trust, dated November 9, 2017 (the “PPM Declaration of Trust”), authorizes the Board of Trustees to conduct the business of the PPM Funds and carry on its operations;

WHEREAS, the Company’s Board of Managers, including a majority of the Managers who are not interested persons of the Company, has approved the reorganization of the Acquired Fund with and into the Acquiring Fund (the “Reorganization”), subject to the approval of the member of the Acquired Fund;

WHEREAS, PPM Funds’ Board of Trustees, including a majority of the Trustees who are not interested persons of the PPM Funds, has approved the reorganization of the Acquired Fund with and into the Acquiring Fund, subject to the approval of the member of the Acquired Fund; and

WHEREAS, the parties intend the transaction described herein to be treated as an exchange described in Section 351 of the Internal Revenue Code of 1986, as amended (the “Code”).

NOW, THEREFORE, all the assets, liabilities, and interests of the Acquired Fund shall be transferred in-kind on the Closing Date to the Acquiring Fund, as described below; provided, however, that such transaction shall not occur unless and until this Plan of Reorganization shall have first been approved by a majority of the outstanding voting securities of the Acquired Fund as provided in Section 2(a)(42) of the 1940 Act; and provided further that the Company’s Board of Managers or PPM Funds’ Board of Trustees may terminate this Plan of Reorganization at or prior to the Closing Date:

1.
The Closing Date shall be June 29, 2018, or if the New York Stock Exchange or another primary trading market for portfolio securities of the Acquired Fund or the Acquiring Fund (each, an “Exchange”) is closed to trading or trading thereon is restricted, or trading or the reporting of trading on an Exchange or elsewhere is disrupted so that, in the judgment of either the Company’s Board of Managers or the PPM Funds’ Board of Trustees, accurate appraisal of the value of either the Acquired Fund’s or the Acquiring Fund’s net assets and/or the net asset value per Institutional Class share of Acquiring Fund shares is impracticable, the Closing Date shall be postponed until the first business day after the day when such trading has been fully resumed and such reporting has been restored;

2.
On or before the Closing Date, and before effecting the reorganization transaction described herein, the PPM Funds shall have received a satisfactory written opinion of legal counsel as to such transaction that the securities to be issued in connection with such transaction have been duly authorized and, when issued in accordance with this Plan of Reorganization, will have been validly issued and fully paid and will be non-assessable by the PPM Funds on behalf of the Acquiring Fund.

3.
In exchange for all of its shares of the Acquired Fund, the member of the Acquired Fund shall receive a number of shares, including fractional shares, of the Acquiring Fund equal in dollar value to the number of whole and fractional shares that the member owns in the Acquired Fund.  The member of such Acquired Fund shall thereupon become a shareholder of the Acquiring Fund.

4.
For purposes of this transaction, the value of the shares of the Acquiring Fund and the Acquired Fund shall be determined as of 4:00 p.m., Eastern Time, on the Closing Date. Those valuations shall be made in the usual manner as provided in the relevant prospectus of the Company or the PPM Funds.

5.
Upon completion of the foregoing transaction, the Acquired Fund shall be terminated and no further shares shall be issued by it. The classes of the Company’s shares representing such Acquired Fund shall thereupon be closed and the shares previously authorized for those classes shall be reclassified by the Company’s Board of Managers.  The Company’s Board of Managers and management of the Company shall take whatever actions may be necessary under Delaware law and the 1940 Act to effect the termination of the Acquired Fund.

6.
The costs and expenses associated with the Reorganization relating to the solicitation of proxies, including preparing, filing, printing, and mailing of the proxy statement and related disclosure documents, and the costs and expenses related to obtaining a consent of independent registered public accounting firm will be borne by Jackson National Asset Management, LLC (“JNAM”), and no sales or other charges will be imposed on the member in connection with the Reorganization.  The legal expenses associated with the Reorganization, including the legal fees incurred in connection with the analysis under the Code of the tax treatment of this transaction, will also be borne by JNAM.

A copy of the Declaration of Trust of PPM Funds is on file with the Secretary of the Commonwealth of Massachusetts. Notice is hereby given that this instrument is executed on behalf of the Trustees as Trustees, and is not binding on any of the Trustees, officers, or shareholders of the Trust individually, but only binding on the assets and properties of the Trust.

IN WITNESS WHEREOF, the Company, on behalf of the JNL Strategic Income Fund, and PPM Funds, on behalf of the PPM Strategic Income Fund, have caused this Plan of Reorganization to be executed and attested in the City of Chicago, State of Illinois, on the date first written above.

JNL STRATEGIC INCOME FUND LLC

By:
Mark D. Nerud, Manager, President, and Chief Executive Officer

Attest:
Susan S. Rhee, Vice President, Counsel
(Chief Legal Officer), and Secretary

PPM FUNDS

By:
Mark B. Mandich, Trustee, President, and Chief Executive Officer

Attest:
Mary T. Capasso, Vice President, Chief Legal Officer, and Assistant Secretary

APPENDIX B

More Information on Strategies and Risk Factors

JNL STRATEGIC INCOME FUND LLC

JNL/PPM America Strategic Income Fund (Acquired Fund)
Class A Shares

Investment Objective.  The investment objective of the Fund is to seek to provide a high level of current income. Long term capital appreciation is a secondary objective.

Principal Investment Strategies.  The Fund seeks to provide a high level of income primarily through investments in investment grade high yield bonds and bank loans. The Fund seeks to achieve its objective by investing, under normal circumstances, primarily in a portfolio of debt securities, which may include, but are not limited to, investments in (i) investment grade securities of issuers located in the United States and non-U.S. countries, including emerging market countries or, if unrated, determined by the Sub-Adviser to be of comparable quality; (ii) below investment grade securities, (sometimes referred to as “high yield” securities or “junk bonds”), including floating rate loans,  of issuers located in the United States and non-U.S. countries, including emerging market countries or, if unrated, determined by the Sub-Adviser to be of comparable quality; (iii) debt securities issued by U.S. and non-U.S. governments (including emerging market governments), their agencies and instrumentalities; and (iv) mortgage–related and asset-backed securities of issuers located in the United States and non-U.S. countries, including emerging market countries. Below investment grade securities typically offer a higher yield, but generally carry more risk than higher rated securities with similar maturities. As a result, an investment in below investment grade securities is considered speculative.  The Fund may invest in secured and unsecured loans, senior and subordinated loans, second lien loans and senior and subordinated bridge loans.  The Fund may invest in securities sold pursuant to Rule 144A of the Securities Act of 1933, as amended. Rule 144A securities are restricted securities that can be resold to qualified institutional buyers but not to the general public.

The Fund may invest without limitation in derivative or other synthetic instruments that have economic characteristics similar to the investments mentioned above such as options, futures contracts or swap agreements subject to applicable law and any other restrictions described in the Fund’s prospectus or the Statement of Additional Information.  Specifically, the Fund may use futures to hedge duration or to modestly increase the Fund’s exposure to interest rate or yield curve risk. The Fund may also use credit default swaps or credit default swap indices (“CDX”) to increase or decrease the Fund’s exposure to credit risk or to hedge credit risk in a particular name, industry or sector.

The Fund may invest, without limitation, in securities denominated in foreign currencies and in U.S. dollar-denominated securities of foreign issuers, including emerging market issuers.  Based on the Sub-Adviser’s assessment of the Fund’s foreign currency exposure, the Sub-Adviser may (but is not required to) invest in currency futures and forward currency exchange contracts, among other derivatives, in order to hedge against currency exposure or for investment purposes.

The Fund also may invest in certain equity securities, including common stocks, preferred stocks, and convertible securities.

The Fund is not required to invest in or gain exposure to any particular type of investment, and the Fund’s investments in and exposure to various types of investments will vary over time.

The Fund may purchase or sell securities on a when-issued, delayed delivery or forward commitment basis.  The Fund may seek to obtain exposure to the securities in which it primarily invests by entering into a series of purchase and sale contracts or by using other investment techniques (such as dollar rolls).

The Fund has the ability to invest in money market funds.

Certain investments and investment techniques have additional risks, such as the potential use of structured investments.

The Sub-Adviser’s large, dedicated and experienced analyst team is organized by industry with coverage across the ratings spectrum and capital structure.  Utilizing an independent, fundamental, bottom-up research process, the team determines the best relative value investment opportunities generated by market inefficiencies.  The Sub-Adviser analyzes:
ú	predictability and stability of cash flows through economic cycles as a measure of business risk; and
ú	the amount of leverage and debt structure as a measure of financial risk.

The Sub-Adviser also performs ‘stress-testing’ to gauge potential credit deterioration under downside scenarios, specifically assessing the impact of:
ú	possible declines in cash flow generation; and
ú	shareholder friendly activities and asset value available to support debtholders.

Each security is then assigned a proprietary internal credit rating and a relative value recommendation.  The Sub-Adviser then selects individual securities by considering factors such as credit quality, the security’s risk-return profile, the security’s maturity and its market liquidity.  While the Fund typically diversifies its assets broadly across various sectors, the Fund may overweight certain sectors and minimize exposures to others as relative value opportunities arise.  In choosing investments, the Sub-Adviser determines the allocations to investment grade and high yield securities based on the Sub-Adviser’s outlook for risk-adjusted returns from those types of securities.

In anticipation of, or in response to, adverse market or other conditions, or atypical circumstances such as unusually large cash inflows or redemptions, the Sub-Adviser may depart from the Fund’s principal investment strategies by temporarily investing for defensive purposes.

Principal Risks of Investing in the Fund.  An investment in the Fund is not guaranteed.  As with any mutual fund, the value of the Fund’s shares will change, and you could lose money by investing in the Fund.  The following descriptions of the principal risks do not provide any assurance either of the Fund’s investment in any particular type of security, or assurance of the Fund’s success in its investment selections, techniques and risk assessments.  As a managed portfolio, the Fund may not achieve its investment objective for a variety of reasons including changes in the financial condition of issuers (due to such factors as management performance, reduced demand or overall market changes), fluctuations in the financial markets, declines in overall securities prices, or the Sub-Adviser’s investment techniques otherwise failing to achieve the Fund’s investment objective. The principal risks of investing in the Fund include:

•	Call risk
•	Corporate loan, sovereign entity loan, and bank loan risk
•	Counterparty risk
•	Credit risk
•	Debt securities rating risk
•	Derivatives risk
•	Foreign regulatory risk
•	Foreign securities risk
•	Hedging instruments risk
•	High yield bonds, lower-rated bonds, and unrated securities risk
•	Income risk
•	Interest rate risk
•	Issuer risk
•	Leverage risk
•	Liquidity risk
•	Managed portfolio risk
•	Market risk
•	Mortgage-related and other asset-backed securities risk

•	Portfolio turnover risk
•	Prepayment risk
•	Rule 144A securities risk
•	Second lien loans risk
•	Senior loans risk
•	Settlement risk
•	U.S. Government securities risk

Please see the “Acquired Fund – Glossary of Risks” section below for a description of these risks.  There may be other risks that are not listed herein that could cause the value of your investment in the Fund to decline and that could prevent the Fund from achieving its stated investment objective.  This Proxy Statement/Prospectus does not describe all of the risks of every technique, investment strategy or temporary defensive position that the Fund may use.  For additional information regarding the risks of investing in the Fund, please refer to the Fund’s Statement of Additional Information.

Additional Information About the Other Investment Strategies, Other Investments and Risks of the Fund (Other than Principal Strategies/Risks).  Certain investments and investment techniques have additional risks, such as the potential use of structured investments.

There may be additional risks that may affect the Fund’s ability to achieve its stated investment objective.  Those additional risks are:

•	Convertible securities risk
•	Currency management strategies risk
•	Currency transaction risk
•	Cybersecurity risk
•	Distressed debt risk
•	Equity securities risk
•	Extension risk
•	Investment in money market funds risk
•	Investment in other investment companies risk
•	Investment strategy risk
•	Redemption risk
•	Regulatory investment limits risk
•	Second lien loans risk
•	Short sales risk
•	Temporary defensive positions and large cash positions risk
•	TIPS and inflation-linked bonds risk
•	When-issued and delayed delivery securities and forwards commitments risk

Please see the “Acquired Fund – Glossary of Risks” section below for a description of these risks.

In addition, the performance of the Fund depends on the Funds’ sub-adviser’s ability to effectively implement the investment strategies of the Fund.

The Fund’s Statement of Additional Information has more information about the Fund’s authorized investments and strategies, as well as the risks and restrictions that may apply to them.

Acquired Fund – Glossary of Risks

Call risk – Call risk is the risk that, during a period of falling interest rates, the issuer may redeem a security by repaying it early, which may reduce the Fund’s income if the proceeds are reinvested at lower interest rates.

Convertible securities risk – Convertible securities have investment characteristics of both equity and debt securities.  Investments in convertible securities may be subject to market risk, credit and counterparty risk, interest rate risk and other risks associated with investments in equity and debt securities, depending on the price of the underlying security and the conversion price.  While equity securities may offer the potential for greater long-term growth than most debt securities, they generally have higher volatility.  A convertible security is also subject to the same types of market and issuer-specific risks that apply to the underlying common stock, since it derives a portion of its value from the common stock into which it may be converted. In addition, because companies that issue convertible securities are often small- or mid-capitalization companies, to the extent the Fund invests in convertible securities, it will be subject to the risks of investing in these companies.

The value of convertible and debt securities may fall when interest rates rise.  Securities with longer durations tend to be more sensitive to changes in interest rates, generally making them more volatile than securities with shorter durations.  Convertible securities normally are “junior” securities, which means that an issuer usually must pay interest on its non-convertible debt before it can make payments on its convertible securities. If an issuer stops making interest or principal payments, these securities may become worthless and the Fund could lose its entire investment. In the event of a liquidation of the issuing company, holders of convertible securities may be paid before the company’s common stockholders but after holders of any senior debt obligations of the company.  Due to their hybrid nature, convertible securities are typically more sensitive to changes in interest rates than the underlying common stock, but less sensitive than a fixed rate corporate bond

Corporate loan, sovereign entity loan, and bank loan risk – Commercial banks, sovereign entities, and other financial institutions or institutional investors make corporate loans to companies or sovereign entities that need capital to grow, restructure, or for infrastructure projects. These instruments are commonly referred to as “loans” or “bank loans.” Borrowers generally pay interest on corporate loans at “floating” rates that change in response to changes in market interest rates such as the London Interbank Offered Rate (“LIBOR”) or the prime rates of U.S. banks. As a result, the value of such loan investments is generally less exposed to the adverse effects of interest rate fluctuations than investments that pay a fixed rate of interest.  However, the market for certain loans may not be sufficiently liquid, and the Fund may have difficulty selling such securities. Certain loans may be classified as “illiquid” securities.

Due to restrictions on transfers in loan agreements and the nature of private syndication of loans, some loans are not as easily purchased or sold as publicly-traded securities.  Some loans are illiquid, which may make it difficult for the Fund to value them or dispose of them at the price at which the Fund has valued the loan.  In addition, compared to public securities, purchases and sales of loans generally take longer to settle.  It may take longer than seven days for transactions in loans to settle. To the extent the extended loan settlement process gives rise to short-term liquidity needs, such as the need to satisfy redemption requests, the Fund may hold cash, sell investments or temporarily borrow to meet its short term liquidity needs. Additionally, because a loan may not be considered a security, the Fund may not be afforded the same legal protections afforded securities under federal securities laws. Thus, the Fund must rely on contractual provisions in the loan agreement and common-law fraud protections under applicable state law.

Bank loans may not be considered securities under the federal securities laws and accordingly, may offer less legal protection in the event of fraud or misrepresentation in connection with the purchase or sale of such instruments.  Instead, lenders generally rely on the contractual provisions in the loan agreement itself, and common-law fraud protections under applicable state law.

Bank loans usually have mandatory and optional prepayment provisions.  If a borrower prepays a loan, the Fund will have to reinvest the proceeds in other loans or financial assets that may pay lower rates of return.

A Sub-Adviser may take steps to ensure that it does not receive material nonpublic information about the issuers of loans who also issue (directly or through a related entity) publicly traded securities.  In that circumstance, a Sub-

Adviser may have less information than other investors about certain of the loans in which it invests or seeks to invest. This may place the Fund at a disadvantage relative to other investors in loans.

A lead bank or other financial institution will often act as agent for all holders of a particular corporate loan.  The agent administers the terms of the loan, as specified in the loan agreement.  Unless a holder of the corporate loan, such as the Fund, has direct recourse against the borrower, the holder may have to rely on the agent to apply appropriate credit remedies against a borrower under the terms of the loan or other indebtedness.  The agent may also be responsible for distributing income from the corporate loan and, as a result, holders of the loan might incur certain costs and delays in realizing payment on the loan and could suffer a loss of principal or interest.  In addition, investments in corporate loans may expose the holders of the corporate loan, including the Fund, to the credit risk of both the financial institution and the underlying borrower. In the event of the insolvency of an agent bank, a corporate loan could be subject to settlement risk, as well as the risk of interruptions in the administrative duties performed in the day-to-day administration of the loan (such as processing LIBOR calculations and processing draws).

Certain corporate loans may be issued in connection with highly leveraged transactions, including leveraged buyout loans, leveraged recapitalization loans, and other types of acquisition financing.  Leveraged buyout loans are subject to greater credit risks than other investments including a greater possibility that the borrower may default or enter bankruptcy.

Some loans may be “covenant lite” loans which do not include terms which allow the lender to monitor the performance of the borrower and declare a default if certain criteria are breached.

If a Fund invests in a loan via participation, the Fund will be exposed to the ongoing counterparty risk of the entity providing exposure to the loan (and in certain circumstances, such entity’s credit risk) in addition to the exposure the Fund has to the creditworthiness of the borrower.

Counterparty risk – Transactions involving a counterparty are subject to the credit risk of the counterparty. A Fund that enters into contracts with counterparties, such as repurchase or reverse repurchase agreements or over-the-counter (“OTC”) derivatives contracts, or that lend their securities run the risk that the counterparty will be unable or unwilling to make timely settlement payments or otherwise honor its obligations. If a counterparty fails to meet its contractual obligations, files for bankruptcy, or otherwise experiences a business interruption, the Fund could suffer losses, including monetary losses, miss investment opportunities or be forced to hold investments it would prefer to sell. Counterparty risk is heightened during unusually adverse market conditions.

Participants in OTC derivatives markets typically are not subject to the same level of credit evaluation and regulatory oversight as are members of exchange-based markets, and, therefore, OTC derivatives generally expose a Fund to greater counterparty risk than exchange-traded derivatives. A Fund is subject to the risk that a counterparty will not settle a derivative in accordance with its terms because of a dispute over the terms of the contract (whether or not bona fide) or because of a credit or liquidity problem. If a counterparty’s obligation to a Fund is not collateralized, then the Fund is essentially an unsecured creditor of the counterparty. If a counterparty defaults, the Fund will have contractual remedies, but the Fund may be unable to enforce them, which may cause the Fund to suffer a loss. Counterparty risk is greater for derivatives with longer maturities because there is more time for events to occur that may prevent settlement. Counterparty risk also is greater when a Fund has concentrated its derivatives with a single or small group of counterparties. Counterparty risk still exists even if a counterparty’s obligations are secured by collateral because the Fund’s interest in the collateral may not be perfected or additional collateral may not be promptly posted as required.

A Fund also is subject to counterparty risk because it executes its securities transactions through brokers and dealers. If a broker or dealer fails to meet its contractual obligations, goes bankrupt, or otherwise experiences a business interruption, the Fund could miss investment opportunities or be unable to dispose of investments it would prefer to sell, resulting in losses for the Fund.

Counterparty risk with respect to derivatives will be affected by rules and regulations affecting the derivatives market. Some derivatives transactions are required to be centrally cleared, and a party to a cleared derivatives transaction is subject to the credit risk of the clearing house and the clearing member through which it holds its cleared position, rather than the credit risk of its original counterparty to the derivatives transaction. Credit risk of market participants with respect to derivatives that are centrally cleared is concentrated in a few clearing houses, and it is not clear how an insolvency proceeding of a clearing house would be conducted and what impact an insolvency of a clearing house would have on the financial system. A clearing member is obligated by contract and by applicable regulation to segregate all funds received from customers with respect to cleared derivatives transactions from the clearing member’s proprietary assets. However, all funds and other property received by a clearing member from its customers with respect to cleared derivatives are generally held by the clearing member on a commingled basis in an omnibus account, and the clearing member may invest those funds in certain instruments permitted under the applicable regulations. Therefore, a Fund might not be fully protected in the event of the bankruptcy of a Fund’s clearing member because the Fund would be limited to recovering only a pro rata share of all available funds segregated on behalf of the clearing member’s customers for a relevant account class. Also, the clearing member is required to transfer to the clearing house the amount of margin required by the clearing house for cleared derivatives, which amounts are generally held in an omnibus account at the clearing house for all customers of the clearing member. Regulations promulgated by the CFTC require that the clearing member notify the clearing house of the initial margin provided by the clearing member to the clearing house that is attributable to each customer. However, if the clearing member does not accurately report a Fund’s initial margin, the Fund is subject to the risk that a clearing house will use the Fund’s assets held in an omnibus account at the clearing house to satisfy payment obligations of a defaulting customer of the clearing member to the clearing house. In addition, clearing members generally provide the clearing house the net amount of variation margin required for cleared swaps for all of its customers in the aggregate, rather than individually for each customer. A Fund is therefore subject to the risk that a clearing house will not make variation margin payments owed to the Fund if another customer of the clearing member has suffered a loss and is in default, and the risk that the Fund will be required to provide additional variation margin to the clearing house before the clearing house will move the Fund’s cleared derivatives transactions to another clearing member. In addition, if a clearing member does not comply with the applicable regulations or its agreement with a Fund, or in the event of fraud or misappropriation of customer assets by a clearing member, the Fund could have only an unsecured creditor claim in an insolvency of the clearing member with respect to the margin held by the clearing member.

Credit risk – The price of a debt security can decline in response to changes in the financial condition of the issuer, borrower, guarantor, counterparty, or other entity responsible for payment. The Fund could lose money if the issuer or guarantor of a fixed-income security, or the counterparty to a derivatives contract, repurchase agreement or a loan of portfolio securities, is unable or unwilling to make timely principal and/or interest payments, or to otherwise honor its obligations. Changes in an issuer’s financial strength, the market’s perception of the issuer’s financial strength or in a security’s credit rating, which reflects a third party’s assessment of the credit risk presented by a particular issuer, may affect debt securities’ value.  When a fixed-income security is not rated, the Fund’s investment manager may have to assess the risk of the security itself. The Fund may incur substantial losses on debt securities that are inaccurately perceived to present a different amount of credit risk by the market, the investment manager or the rating agencies than such securities actually do.   In addition, to the extent the Fund invests in municipal bonds, they are subject to the risk that litigation, legislation or other political events, local business or economic conditions, or the bankruptcy of the issuer could have a significant effect on an issuer's ability to make payments of principal and/or interest.

Currency management strategies risk – Currency management strategies may substantially change the Fund’s exposure to currency exchange rates and could result in losses to the Fund if currencies do not perform as the investment manager expects.  In addition, currency management strategies, to the extent that they reduce the Fund’s exposure to currency risks, may also reduce the Fund’s ability to benefit from favorable changes in currency exchange rates.  Using currency management strategies for purposes other than hedging further increases the Fund’s exposure to foreign investment losses.  Currency markets generally are not as regulated as securities markets. In addition, currency rates may fluctuate significantly over short periods of time, and can reduce returns.

Currency transaction risk – Non-U.S. currency forward contracts, options, swaps, or other derivatives contracts on non-U.S. currencies involve a risk of loss if currency exchange rates move against the Fund. Forward contracts may not be guaranteed by an exchange or clearinghouse and a default by the counterparty may result in a loss to the Fund. Governmental authorities may impose credit controls to limit the level of forward trading to the detriment of the Fund. Neither the CFTC nor the U.S. banking authorities regulate forward currency transactions through banks.

In respect of such trading, the Fund is subject to the risk of bank failure or the inability of or refusal by a bank to perform with respect to such contracts.

Cybersecurity risk – Cyber attacks could disrupt daily operations related to trading and portfolio management.  In addition, technology disruptions and cyber attacks may impact the operations or securities prices of an issuer or a group of issuers, and thus may have an adverse impact on the value of the Fund’s investments.  Cyber attacks on securities markets or the financial services infrastructure could cause market volatility or the failure of critical financial services. Cyber attacks on the Fund’s Sub-Adviser and service providers could cause business failures or delays in daily processing, and the Fund may not be able to issue a NAV per share.  As a result, cyber attacks could impact the performance of the Fund.  See the “Technology Disruptions” section in this Prospectus.

Debt securities ratings risk – The use of credit ratings in evaluating debt securities can involve certain risks, including the risk that the credit rating may not reflect the issuer's current financial condition or events since the security was last rated by a rating agency. Credit ratings may be influenced by conflicts of interest or based on historical data that no longer apply or are accurate. Governmental efforts to reform rating agencies and the use of credit ratings in the marketplace may impact a Fund’s investments or investment process.

Derivatives risk – The Fund may invest in derivatives, which are financial instruments whose value depends on, or is derived from, the value of underlying assets, reference rates, or indices. Derivatives can be highly volatile and may be subject to transaction costs and certain risks, such as unanticipated changes in securities prices and global currency investment.  Derivatives also are subject to a number of risks described elsewhere in this section, such as leverage risk, liquidity risk, interest rate risk, market risk, counterparty risk, and credit risk.  They also involve the risk of mispricing or improper valuation and the risk that changes in the value of the derivative may not correlate perfectly with the underlying asset, interest rate or index.  Gains or losses from derivatives can be substantially greater than the derivatives’ original cost.  Certain derivatives transactions may subject the Fund to counterparty risk.

The Fund’s investment manager must choose the correct derivatives exposure versus the underlying assets to be hedged or the income to be generated, in order to realize the desired results from the investment.  The Fund’s investment manager must also correctly predict price, credit or their applicable movements, during the life of a derivative, with respect to the underlying asset in order to realize the desired results from the investment.

The Fund could experience losses if its derivatives were poorly correlated with its other investments, or if the Fund were unable to liquidate its position because of an illiquid secondary market. The market for many derivatives is, or suddenly can become, illiquid. Changes in liquidity may result in significant, rapid and unpredictable changes in the prices for derivatives. The value of derivatives may fluctuate more rapidly than other investments, which may increase the volatility of the Fund, depending on the nature and extent of the derivatives in the Fund’s portfolio.

If the Fund’s investment manager uses derivatives in attempting to manage or “hedge” the overall risk of the portfolio, the strategy might not be successful and the Fund may lose money.  To the extent that the Fund is unable to close out a position because of market illiquidity or counterparty default, the Fund may not be able to prevent further losses of value in its derivatives holdings and the Fund’s liquidity may be impaired to the extent that it has a substantial portion of its otherwise liquid assets marked as segregated on its books to cover its obligations under such derivative instruments.

The Fund may also be required to take or make delivery of an underlying instrument that the manager would otherwise have attempted to avoid. Investors should bear in mind that, while a Fund may intend to use derivative strategies on a regular basis, it is not obligated to actively engage in these transactions, generally or in any particular kind of derivative, if the investment manager elects not to do so due to availability, cost or other factors.

The Fund’s use of derivative instruments may involve risks different from, or possibly greater than, the risks associated with investing directly in securities and other more traditional investments.  Certain derivative transactions may have a leveraging effect on the Fund.  For example, a small investment in a derivative instrument may have a significant impact on the Fund’s exposure to interest rates, currency exchange rates or other investments.  As a result, a relatively small price movement in a derivative instrument may cause an immediate and substantial loss or gain.  The Fund may engage in such transactions regardless of whether the Fund owns the asset, instrument or components of the index underlying the derivative instrument.  The Fund may invest a portion of its assets in these types of instruments, which could cause the Fund’s investment exposure to exceed the value of its portfolio securities and its investment performance could be affected by securities it does not own.

The U.S. Government has enacted legislation that provides for new regulation of the derivatives market, including clearing, margin, reporting, and registration requirements.  The CFTC, SEC and other federal regulators have been tasked with developing the rules and regulations enacting the provisions of the Dodd-Frank Wall Street Reform and Consumer Protection Act (the “Dodd-Frank Act”).  While certain of the rules are effective, other rules are not yet final and/or effective, so its ultimate impact remains unclear.  The Dodd-Frank Act substantially increased regulation of the over-the-counter derivatives market and participants in that market, imposing various requirements on transactions involving instruments that fall within the Dodd-Frank Act’s definition of “swap” and “security-based swap.”  It is possible that government regulation of various types of derivative instruments could potentially limit or completely restrict the ability of a Fund to use these instruments as a part of its investment strategy, increase the costs of using these instruments or make them less effective.  Limits or restrictions applicable to the counterparties with which a Fund engages in derivative transactions could also prevent a Fund from using these instruments or affect the pricing or other factors relating to these instruments, or may change availability of certain investments.

The CFTC and certain futures exchanges have established limits, referred to as “position limits,” on the maximum net long or net short positions which any person or entity may hold or control in particular options and futures contracts (and certain related swap positions).  All positions owned or controlled by the same person or entity, even if in different accounts, may be aggregated for purposes of determining whether the applicable position limits have been exceeded and, as a result, the investment manager’s trading decisions may have to be modified or positions held by a Fund may have to be liquidated in order to avoid exceeding such limits. Even if the Fund does not intend to exceed applicable position limits, it is possible that different clients managed by the investment manager or its affiliates may be aggregated for this purpose.  The modification of investment decisions or the elimination of open positions, if it occurs, may adversely affect the profitability of the Fund.

Under the Dodd-Frank Act, a Fund also may be subject to additional recordkeeping and reporting requirements. In addition, the tax treatment of certain derivatives, such as swaps, is unclear under current law and may be subject to future legislation, regulation or administrative pronouncements issued by the IRS. Other future regulatory developments may also impact a Fund’s ability to invest or remain invested in certain derivatives. Legislation or regulation may also change the way in which a Fund itself is regulated. The investment manager cannot predict the effects of any new governmental regulation that may be implemented or the ability of a Fund to use swaps or any other financial derivative product, and there can be no assurance that any new governmental regulation will not adversely affect a Fund’s ability to achieve its investment objective.

Distressed debt risk – Certain Funds may invest in securities of issuers that are, or are about to be, involved in reorganizations, financial restructurings, or bankruptcy (also known as “distressed debt”).  Such distressed debt securities involve substantial risk in addition to the risks of investing in lower-grade debt securities. To the extent that a Fund invests in distressed debt, the Fund is subject to the risk that it may lose a portion or all or its investment in the distressed debt and may incur higher expenses trying to protect its interests in distressed debt. Distressed securities and any securities received in an exchange for such securities may be subject to restrictions on resale and may be subject to liquidity risk.

Equity securities risk – Common and preferred stocks represent equity ownership in a company. Stock markets are volatile, and equity securities generally have greater price volatility than fixed-income securities. The price of equity or equity-related securities will fluctuate and can decline and reduce the value of a portfolio investing in equity or equity-related securities.  The value of equity or equity-related securities purchased by the Fund could decline if the financial condition of the companies the Fund invests in decline or if overall market and economic conditions deteriorate.  They may also decline due to factors that affect a particular industry or industries, such as labor shortages or an increase in production costs and competitive conditions within an industry. In addition, they may decline due to general market conditions that are not specifically related to a company or industry, such as real or perceived adverse economic conditions, changes in the general outlook for corporate earnings, changes in interest or currency rates or generally adverse investor sentiment.

Extension risk – When interest rates rise, certain obligations will be paid off by the obligor more slowly than anticipated, which may cause the value of those securities to fall.  Rising interest rates tend to extend the duration of securities, making them more sensitive to changes in interest rates.  The value of longer-term securities generally changes more in response to changes in interest rates than shorter-term securities. As a result, in a period of rising interest rates, securities may exhibit additional volatility and may lose value.

Foreign regulatory risk – The Adviser is an indirect wholly-owned subsidiary of Prudential plc, a publicly-traded company incorporated in the United Kingdom and is not affiliated in any manner with Prudential Financial Inc., a company whose principal place of business is in the United States of America.  Through its ownership structure, the Adviser has a number of global financial industry affiliates. As a result of this structure, and the asset management and financial industry business activities of the Adviser and its affiliates, the Adviser and the Fund may be prohibited or limited in effecting transactions in certain securities.  Additionally, the Adviser and the Fund may encounter trading limitations or restrictions because of aggregation issues or other foreign regulatory requirements.

Foreign regulators or foreign laws may impose position limits on securities held by the Fund, and the Fund may be limited as to which securities they may purchase or sell, as well as the timing of such purchases or sales.  These foreign regulatory limits may increase the Fund’s expenses and may limit the Fund’s performance. In addition, foreign regulatory requirements may increase the cost of transactions in certain countries, and may increase Fund legal and compliance costs.

Foreign securities risk – Investments in, or exposure to, foreign securities involve risks not typically associated with U.S. investments.  These risks include, among others, adverse fluctuations in foreign currency values, possible imposition of foreign withholding or other taxes on income payable on the securities, as well as adverse political, social and economic developments, such as political upheaval, acts of terrorism, financial troubles, or natural disasters. Many foreign securities markets, especially those in emerging market countries, are less stable, smaller, less liquid, and less regulated than U.S. securities markets, and the costs of trading in those markets is often higher than in U.S. securities markets. There may also be less publicly-available information about issuers of foreign securities compared to issuers of U.S. securities and foreign issuers may not be subject to the same accounting, auditing and financial recordkeeping standards and requirements as domestic issuers. In addition, the economies of certain foreign markets may not compare favorably with the economy of the United States with respect to issues such as growth of gross national product, reinvestment of capital, resources and balance of payments position.  Such factors may adversely affect the value of securities issued by companies in foreign countries or regions.

Investments in, or exposure to, foreign securities could be affected by restrictions on receiving the investment proceeds from a foreign country, confiscatory foreign tax laws, and potential difficulties in enforcing contractual obligations. Transactions may be subject to less efficient settlement practices, including extended clearance and settlement periods. Foreign accounting may be less revealing than U.S. accounting practices and regulation may be inadequate or irregular.  Investments in, or exposure to, emerging market countries and/or their securities markets may present market, credit, currency, liquidity, legal, political, technical and other risks different from, or greater than, the risks of investing in developed countries.  In addition, the risks associated with investing in a narrowly defined geographic area are generally more pronounced with respect to investments in, or exposure to, emerging market countries.

Hedging instruments risk – The Fund may attempt, from time to time, to hedge (protect) against currency risks, largely using forward foreign currency exchange contracts, where available and when, in the manager’s opinion, it would be advantageous to the Fund. A forward foreign currency exchange contract is an agreement to buy or sell a specific currency at a future date and at a price set at the time of the contract. Forward foreign currency exchange contracts may reduce the risk of loss from a change in value of a currency, but they also limit any potential gains and do not protect against fluctuations in the value of the underlying position. For example, during periods when the U.S. dollar weakens in relation to a foreign currency the Fund’s use of a currency hedging program will result in lower returns than if no currency hedging programs were in effect. The Fund may also attempt, from time to time, to hedge against market risk by using other derivative investments, which may include purchasing or selling call and put options. The purchase of a call option gives the purchaser of the option, upon payment of a premium, the right to buy, and the seller of the option the obligation to sell, the underlying instrument at the exercise price. Conversely, the purchase of a put option gives the purchaser of the option, upon payment of a premium, the right to sell, and the seller of the option the obligation to buy, the underlying instrument at the exercise price. Forward foreign currency exchange contracts and put options are considered derivative investments, because their value and performance depend, at least in part, on the value and performance of an underlying asset. The Fund may also use futures, swaps, and other derivative instruments to hedge risk. The Fund’s investment in derivatives may involve a small investment relative to the amount of risk assumed. To the extent the Fund enters into these transactions, its success will depend on the manager’s ability to predict market movements, and their use may have the opposite effect of that intended. Risks include potential loss due to the imposition of controls by a government on the exchange of foreign currencies, the loss of any premium paid to enter into the transaction, delivery failure, default by any other party, or inability to close out a position because the trading market becomes illiquid. In addition, for certain reasons, the Fund may not seek to establish a perfect correlation between such hedging instruments and the portfolio instruments being hedged. Such imperfect correlation may prevent the Fund from achieving the intended hedge or expose the Fund to risk of loss. It is not possible to hedge fully or perfectly against any risk.

High-yield bonds, lower-rated bonds, and unrated securities risk – High-yield bonds, lower-rated bonds, and unrated securities are broadly referred to as “junk bonds,” and are considered below “investment-grade” by national ratings agencies.  Junk bonds typically have a higher yield to compensate for a greater risk that the issuer might not make its interest and principal payments.  An unanticipated default would result in a reduction in income and a decline in the market value of the related securities.  During an economic downturn or substantial period of rising interest rates, highly-leveraged issuers may experience financial stress which could adversely affect their ability to service principal and interest payment obligations, to meet projected business goals and to obtain additional financing. The market prices of junk bonds are generally less sensitive to interest rate changes than higher-rated investments, but more sensitive to adverse economic or political changes, or individual developments specific to the issuer. Periods of economic or political uncertainty and change can be expected to result in price volatility. As a result, an investment in junk bonds is considered speculative. High-yield bonds may be subject to liquidity risk, and the Fund may not be able to sell a high-yield bond at the price at which it is currently valued.  The credit rating of a below investment grade security does not necessarily address its market value risk and may not reflect its actual credit risk.  Ratings and market value may change from time to time, positively or negatively, to reflect new developments regarding the issuer.

Income risk – Income generated from the Fund’s investments may decline in the event of falling interest rates. Income risk may be high if the Fund’s is predominantly based on short-term interest rates, which can fluctuate significantly over short periods.  The Fund’s distributions to shareholders may decline when interest rates fall.

Interest rate risk – When interest rates increase, fixed-income securities generally will decline in value. Conversely, as interest rates decrease, the prices of fixed-income securities tend to increase. In a low interest rate environment, an increase in interest rates could have a negative impact on the price of fixed-income securities, and could negatively impact a Fund’s portfolio of fixed-income securities. Long-term fixed-income securities normally have more price volatility than short-term fixed-income securities. The value of certain equity investments, such as utilities and real estate-related securities, may also be sensitive to interest rate changes. A nominal interest rate can be described as the sum of a real interest rate and an expected inflation rate. Inflation-indexed securities, including TIPS, decline in value when real interest rates rise. In certain interest rate environments, such as when real interest rates are rising faster than normal interest rates, inflation-indexed securities may experience greater losses than other fixed-income securities with similar durations.

Floating rate investments have adjustable interest rates and as a result, generally fluctuate less in response to interest rate changes than will fixed-rate investments. However, because floating rates generally only reset periodically, changes in prevailing interest rates may cause a fluctuation in a Fund’s value. In addition, extreme increases in prevailing interest rates may cause an increase in defaults on floating rate investments, which may cause a further decline in a Fund’s value. Finally, a decrease in interest rates could adversely affect the income earned by the Fund from its floating rate debt securities.

At times when interest rates in the United States are at or near historic lows, a Fund may face increased exposure to risks associated with rising interest rates.

Investment in money market funds risk – Although a money market fund is designed to be a relatively low risk investment, it is not free of risk.  An investment in a money market fund is not insured or guaranteed by a Federal Deposit Insurance Corporation or any other government agency. Although such money market funds seek to maintain a net asset value of $1.00 per share, it is possible to lose money by investing in a money market fund.  Despite the short maturities and high credit quality of a money market fund’s investments, increases in interest rates and deteriorations in the credit quality of the instruments the Fund has purchased may reduce the Fund’s yield and can cause the price of a money market security to decrease.  In addition, a money market fund is subject to the risk that the value of an investment may be eroded over time by inflation.

Investment in other investment companies risk – As with other investments, investments in other investment companies are subject to market and selection risk. In addition, if the Fund acquires shares of investment companies, including ones affiliated with the Fund, shareholders bear both their proportionate share of expenses in the Fund (including management and advisory fees) and, indirectly, the expenses of the investment companies in which the Fund invests. To the extent that shares of the Fund are held by an affiliated fund, the ability of the Fund itself to invest in other investment companies may be limited.

Investment strategy risk – The investment manager uses the principal investment strategies and other investment strategies to seek to achieve the Fund’s investment objective. Investment decisions made by the investment manager in accordance with these investment strategies may not produce the returns the investment manager expected, and may cause the Fund’s shares to decline in value or may cause the Fund to underperform other funds with similar investment objectives.

Issuer risk – The value of an individual security or particular type of security can be more volatile than the market as a whole and can perform differently from the market as a whole.  A security’s value may decline for reasons that directly relate to the issuer, such as management performance, corporate governance, financial leverage and reduced demand for the issuer’s goods or services.  A change in the financial condition of a single issuer may affect securities markets as a whole.  Certain unanticipated events, such as natural disasters, can have a dramatic adverse effect on the value of an issuer’s securities.

Leverage risk – Certain transactions, such as reverse repurchase agreements, futures, forwards, swaps, or other derivative instruments, include the use of leverage and may cause the Fund to liquidate portfolio positions at disadvantageous times to satisfy its obligations or to meet asset segregation requirements. Leverage, including borrowing, may cause the Fund to be more volatile because leverage tends to exaggerate the effect of any increase or decrease in the value of the Fund’s portfolio securities. The effect of using leverage is to amplify the Fund’s gains and losses in comparison to the amount of the Fund’s assets (that is, assets other than borrowed assets) at risk, which may cause the Fund’s portfolio to be more volatile.  If the Fund uses leverage, the Fund has the risk of capital losses that exceed the net assets of the Fund. To minimize these risks, the Fund attempts to segregate on its books (cover) liquid assets sufficient to cover the value of such transactions; however, such coverage techniques may not always be successful and the Fund could lose money.

Liquidity risk – Investments in securities that are difficult to purchase or sell (illiquid or thinly-traded securities) may reduce returns if the Fund is unable to sell the securities at an advantageous time or price or achieve its desired level of exposure to a certain sector.  An illiquid security is any investment that the Fund reasonably expects cannot be sold or disposed of in current market conditions in seven (7) calendar days or less without the sale or disposition significantly changing the market value of the investment. Liquidity risk arises, for example, from small average daily trading volumes, trading restrictions, or temporary suspensions of trading.  In times of market volatility, certain securities or classes of securities may become illiquid. Government or regulatory actions may decrease market liquidity, and the liquidity for certain securities. Small-capitalization companies and companies domiciled in emerging markets pose greater liquidity and price volatility risks.  Certain securities that were liquid when purchased may later become illiquid or less liquid, particularly in times of overall economic distress.  Illiquid securities may also be difficult to value, may be required to be fair valued according to the valuation procedures approved by the Boards of Managers, and may reflect a discount, which may be significant, from the market price of comparable securities for which a liquid market exists.  Liquidity risk may also refer to the risk that the Fund will not be able to pay redemption proceeds within the allowable time period because of unusual market conditions, an unusually high volume of redemption requests, or other reasons. To meet redemption requests, the Fund may be forced to sell securities at an unfavorable time and/or under unfavorable conditions. In addition, although the fixed-income securities markets have grown significantly in the last few decades, regulations and business practices have led some financial intermediaries to curtail their capacity to engage in trading (i.e., “market making”) activities for certain debt securities. As a result, dealer inventories of fixed-income securities, which provide an indication of the ability of financial intermediaries to make markets in fixed-income securities, are at or near historic lows relative to market size. Because market makers help stabilize the market through their financial intermediary services, further reductions in dealer inventories could have the potential to decrease liquidity and increase volatility in the fixed-income securities markets.

Managed portfolio risk – As an actively managed portfolio, the value of the Fund’s investments could decline because the financial condition of an issuer may change (due to such factors as management performance, reduced demand or overall market changes), financial markets may fluctuate or overall prices may decline, or the Fund’s manager’s investment techniques could fail to achieve the Fund’s investment objective, or may negatively affect the Fund’s investment performance, or legislative, regulatory, or tax developments may affect the investment techniques available to the manager of the Fund. There is no guarantee that the investment objective of the Fund will be achieved.

Market risk – Stock market risk refers to the fact that stock (equity securities) prices typically fluctuate more than the values of other types of securities, typically in response to changes in the particular company’s financial condition and factors affecting the market in general.  Over time, the stock market tends to move in cycles, with periods when stock prices rise, and periods when stock prices decline.  A slower-growth or recessionary economic environment could have an adverse effect on the price of the various stocks held by the Fund.  Consequently, a broad-based market drop may also cause a stock’s price to fall.

Bond market risk generally refers to credit risk and interest rate risk.  Credit risk is the actual or perceived risk that the issuer of the bond will not pay the interest and principal payments when due.  Bond value typically declines if the issuer’s credit quality deteriorates.  Interest rate risk is the risk that interest rates will rise and the value of bonds will fall.  A broad-based market drop may also cause a bond’s price to fall.

Portfolio securities may also decline in value due to factors affecting securities markets generally, such as real or perceived adverse economic, political or regulatory conditions, inflation, changes in interest or currency rates or adverse investor sentiment, or due to factors affecting particular industries represented in the securities markets, such as competitive conditions.  Changes in the financial condition of a single issuer can impact a market as a whole, and adverse market conditions may be prolonged and may not have the same impact on all types of securities.  In addition, the markets may not favor a particular kind of security, including equity securities or bonds. The values of securities may fall due to factors affecting a particular issuer, industry or the securities market as a whole.

Mortgage-related and other asset-backed securities risk – The risk of investing in mortgage-related and other asset-backed securities include interest rate risk, extension risk, and prepayment (contraction) risk. With respect to extension risk, rising interest rates tend to extend the duration of mortgage-related and other asset-backed securities, making them more sensitive to changes in interest rates. As a result, in a period of rising interest rates, mortgage-related and other asset-backed securities may exhibit increased volatility.  With respect to default risk, rising interest rates and falling property prices may increase the likelihood that individuals and entities will fall behind or fail to make payments on their mortgages or other loans. When there are a number of mortgage defaults, the interest paid by mortgage-backed and mortgage-related securities may decline, or may not be paid. A number of mortgage defaults could lead to a decline in the value of mortgage-backed and mortgage-related securities. In addition, legal and documentation risk (incomplete mortgage information) related to mortgage defaults may exist. With respect to prepayment risk, borrowers may pay off their mortgages or other loans sooner than expected, which may result in contraction risk, whereby the Fund will have to reinvest that money at the lower prevailing interest rates and, thus, may suffer an unexpected loss of interest income.

Investments in mortgage-backed securities entail the uncertainty of the timing of cash flows resulting from the rate of prepayments or defaults on the underlying mortgages serving as collateral. An increase or decrease in payment rates (resulting primarily from a decrease or increase in mortgage interest rates) will affect the yield, average life, and price. The prices of mortgage-backed securities, depending on their structure and the rate of payments, can be volatile. Some mortgage-backed securities may also not be as liquid as other securities. The value of these securities also may change because of changes in the market’s perception or the actual creditworthiness of the issuer. In addition, the mortgage-backed or other asset-backed securities market in general may be adversely affected by changes in governmental regulation, interest rates, tax policies, the real estate market, and/or the overall economy.

Portfolio turnover risk – The Fund may actively trade securities or instruments, including investments made on a shorter-term basis or in derivative instruments or in instruments with a maturity of one year or less at the time of acquisition, in seeking to achieve its objective.  Doing so may increase transaction costs, which may reduce performance.

Prepayment risk – During periods of falling interest rates, there is the risk that a debt security with a high stated interest rate will be prepaid before its expected maturity date and that the Fund may have to reinvest the proceeds in an investment that may have lower yields than the yield on the prepaid debt security. In addition, prepayment rates are difficult to predict and the potential impact of prepayment on the price of a debt instrument depends on the terms of the instrument.

Redemption risk – Large redemption activity could result in the Fund being forced to sell portfolio securities at a loss or before the Adviser or Sub-Adviser would otherwise decide to do so. Large redemption activity in the Fund may also result in increased expense ratios, higher levels of realized capital gains or losses with respect to the Fund's portfolio securities, higher brokerage commissions, and other transaction costs. It could be difficult for a Fund to meet large redemption requests where there is minimal liquidity in the Fund’s portfolio securities.

Regulatory investment limits risk – The U.S. “Federal Securities Laws” may limit the amount a Fund may invest in certain securities.  These limits may be Fund specific or they may apply to the investment manager.  As a result of these regulatory limitations under the Federal Securities Laws, and the asset management and financial industry business activities of the investment manager and its affiliates, the investment manager and the Fund may be prohibited from or limited in effecting transactions in certain securities.  The investment manager and the Fund may encounter trading limitations or restrictions because of aggregation issues or other regulatory requirements.  The Federal Securities Laws may impose position limits on securities held by the Fund, and the Fund may be limited as to which securities it may purchase or sell, as well as the timing of such purchases or sales.  These regulatory investment limits may increase the Fund’s expenses and may limit the Fund’s performance.

Rule 144A securities risk – Rule 144A securities are securities offered as exempt from registration with the SEC, but are typically treated as liquid securities because there is a market for such securities.  Rule 144A securities may have an active trading market, but carry the risk that the active trading market may not continue. To the extent that institutional buyers become, for a time, uninterested in purchasing Rule 144A securities, investing in such securities could increase the Fund’s level of illiquidity.

Second lien loans risk – Second lien loans generally are subject to similar risks as those associated with investments in senior loans. Because second lien loans are subordinated and thus lower in priority of payment to senior loans, they are subject to the additional risk that the cash flow of the borrower and property securing the loan or debt, if any, may be insufficient to meet scheduled payments after giving effect to the senior secured obligations of the borrower.

Senior loans risk – The senior loans in which the Fund invests are usually rated below investment grade.  The amount of public information with respect to loans may be less extensive than that available for registered or exchange listed securities.  An economic downturn generally leads to a higher non-payment rate, and a senior loan may lose significant value before a default occurs. A secured senior loan may not be adequately collateralized.  Moreover, any specific collateral used to secure a senior loan may decline in value or become illiquid, which would adversely affect the senior loan’s value. Although senior loans in which the Fund will invest generally will be secured by specific collateral, there can be no assurance that liquidation of such collateral would satisfy the borrower’s obligation in the event of non-payment of scheduled interest or principal or that such collateral could be readily liquidated. To the extent that a senior loan is collateralized by stock in the borrower or its subsidiaries, such stock may lose all of its value in the event of the bankruptcy of the borrower. The Fund’s access to collateral may be limited by bankruptcy or other insolvency laws.  In addition, the lenders’ security interest or their enforcement of their security interest under the loan agreement may be found by a court to be invalid.  Uncollateralized senior loans involve a greater risk of loss. No active trading market may exist for certain senior loans, which may impair the ability of the Fund to realize full value in the event of the need to sell a senior loan and which may make it difficult to value senior loans.

Settlement risk – Settlement risk is the risk that a settlement in a transfer system does not take place as expected.  Delayed settlement may affect a Fund’s liquidity due to the timing and receipt of the proceeds from the sale of that security. Loan transactions often settle on a delayed basis compared with securities and the Fund may not receive proceeds from the sale of a loan for a substantial period after the sale, potentially impacting the ability of the Fund to make additional investments or meet redemption obligations.  In order to meet short-term liquidity needs, the Fund may draw on its cash or other short-term positions, maintain short-term or other liquid assets sufficient to meet reasonably anticipated redemptions, or maintain a credit facility.

Short sales risk – The Fund may take a short position in securities or in a derivative instrument, such as a future, forward or swap. Short sales involve greater reliance on the investment manager’s ability to accurately anticipate the future value of an instrument, potentially higher transaction and other costs (that will reduce potential Fund gains and increase potential Fund losses), and imperfect correlation between the actual and desired level of exposure.  Because the Fund’s potential loss on a short position arises from increases in the value of the asset sold short, the extent of such loss, like the price of the asset sold short, is theoretically unlimited.  By investing the proceeds received from selling securities short, the Fund could be deemed to be employing a form of leverage, which creates special risks.  The Fund’s long positions could decline in value at the same time that the value of the short positions increase, thereby increasing the Fund’s overall potential for loss to a greater extent than would occur without the use of leverage.  Short positions typically involve increased liquidity risk and transaction costs, and the risk that the third party to the short sale may fail to honor its contract terms.

Temporary defensive positions and large cash positions risk – In anticipation of, or in response to, adverse market or other conditions, or atypical circumstances such as unusually large cash inflows or redemptions, and Sub-Adviser transitions, and/or Fund mergers and rebalances, the Fund may temporarily hold all or a significant portion, without limitation, of its assets in cash, cash equivalents, affiliated and unaffiliated money market funds, or high quality debt instruments.  During periods in which the Fund employs such a temporary defensive strategy or holds large cash positions, it will not be pursuing, and will not achieve, its investment objective.  Taking a defensive or large cash position may reduce the potential for appreciation of the portfolio and may affect performance.

TIPS and inflation-linked bonds risk – The value of inflation-protected securities generally fluctuates in response to changes in real interest rates, which are tied to the relationship between nominal interest rates and the rate of inflation.  As a result, if inflation rates were to rise at a faster rate than nominal rates, real interest rates might decline, leading to an increase in the value of inflation-protected securities.  In contrast, if nominal interest rates increased at a faster rate than inflation, real interest rates might rise, leading to a decrease in the value of inflation-protected securities.  If the Fund purchases inflation-protected securities in the secondary market whose principal values have been adjusted upward due to inflation since issuance, the Fund may experience a loss if there is a subsequent period of deflation.  The inflation-protected securities markets are generally much smaller and less liquid than the nominal bonds from the same issuers and, as such, can suffer from losses during time of economic stress or illiquidity.

U.S. Government securities risk – Obligations issued by agencies and instrumentalities of the U.S. Government vary in the level of support they receive from the U.S. Government. They may be: (i) supported by the full faith and credit of the U.S. Treasury, such as those of the Government National Mortgage Association; (ii) supported by the right of the issuer to borrow from the U.S. Treasury, such as those of the Federal National Mortgage Association (“Fannie Mae”); (iii) supported by the discretionary authority of the U.S. Government to purchase the issuer’s obligations, such as those of the former Student Loan Marketing Association; or (iv) supported only by the credit of the issuer, such as those of the Federal Farm Credit Bureau. The maximum potential liability of the issuers of some U.S. Government Securities may greatly exceed their current resources, including their legal right to receive support from the U.S. Treasury. It is possible that these issuers will not have the funds to meet their payment obligations in the future.

Although many types of U.S. Government Securities may be purchased by the Fund, such as those issued by Fannie Mae, the Federal Home Loan Mortgage Corporation (“Freddie Mac”) and the Federal Home Loan Banks, and other entities chartered or sponsored by Acts of Congress, their securities are neither issued nor guaranteed by the U.S. Treasury and, therefore, are not backed by the full faith and credit of the U.S. The U.S. Government may choose not to provide financial support to U.S. Government sponsored agencies or instrumentalities if it is not legally obligated to do so, in which case, if the issuer defaulted, the holder of the securities of such issuer might not be able to recover its investment from the U.S. Government. In September 2008, the U.S. Treasury and the Federal Housing Finance Administration (“FHFA”) announced that Fannie Mae and Freddie Mac would be placed into conservatorship under FHFA. The ongoing effect that this conservatorship will continue to have on the entities’ debt and equities and on securities guaranteed by the entities is unclear. No assurance can be given that the U.S. Treasury initiatives discussed above with respect to the debt and mortgage-backed securities issued by Fannie Mae and Freddie Mac will be successful. In addition, new accounting standards and future Congressional action may affect the value of Fannie Mae and Freddie Mac debt.

When-issued and delayed delivery securities and forward commitments risk – When-issued and delayed delivery securities and forward commitments transactions arise when securities are purchased by the Fund with payment and delivery taking place in the future in order to secure what is considered to be an advantageous price or yield to the Fund at the time of entering into the transaction. When-issued and delayed delivery securities and forward commitments involve the risk that the security the Fund buys will lose value prior to its delivery. There also is the risk that the security will not be issued or that the other party to the transaction will not meet its obligation. If this occurs, the Fund loses both the investment opportunity for the assets it set aside to pay for the security and any gain in the security’s price.  In addition, these investments may create a form of investment leverage, which may increase the Fund’s volatility and may require the Fund to liquidate portfolio securities when it may not be advantageous.

PPM FUNDS

PPM Strategic Income Fund (Acquiring Fund)
Institutional Class Shares

The Fund seeks to provide a high level of current income and long term capital appreciation.

The Fund seeks to achieve its objective by investing under normal circumstances primarily in a portfolio of debt securities which may include, but are not limited to, investments in (i) investment grade securities of issuers located in the US and non-US countries, including emerging market countries or, if unrated, determined by PPM to be of comparable quality; (ii) below investment grade securities, (sometimes referred to as “high yield” or “junk bonds”), including floating rate loans, of issuers located in the US and non-US countries, including emerging market countries or, if unrated, determined by PPM to be of comparable quality; (iii) debt securities issued by US and non-US governments (including emerging market governments), their agencies and instrumentalities; and (iv) mortgage–related and asset-backed securities of issuers located in the US and non-US countries, including emerging market countries. Below investment grade securities typically offer a higher yield, but generally carry more risks than higher rated securities with similar maturities. As a result, an investment in below investment grade securities is considered speculative. The Fund may invest in secured and unsecured loans, senior and subordinated loans, second lien loans and senior and subordinated bridge loans. The Fund may invest in securities sold pursuant to Rule 144A of the Securities Act of 1933, as amended. Rule 144A securities are restricted securities that can be resold to qualified institutional buyers but not to the general public.

The Fund may invest without limit in derivative or other synthetic instruments that have economic characteristics similar to the investments mentioned above such as options, futures contracts or swap agreements subject to applicable law and any other restrictions described in the Fund’s prospectus or Statement of Additional Information. Specifically, the Fund may use futures to hedge duration or to increase the Fund’s exposure to interest rate or yield curve risk. The Fund may also use credit default swaps or credit default swap indices (CDX) to increase or decrease the Fund’s exposure to credit risk or to hedge credit risk in a particular name, industry or sector.

The Fund may invest, without limitation, in securities denominated in foreign currencies and in US dollar-denominated securities of foreign issuers, including emerging market issuers. Based on PPM’s assessment of the Fund’s foreign currency exposure, PPM may (but is not required to) invest in currency futures and forward currency exchange contracts, among other derivatives, in order to hedge against currency exposure or for investment purposes.

The Fund also may invest in certain equity securities, including common stocks, preferred stocks, and convertible securities.

The Fund is not required to invest in or gain exposure to any particular type of investment, and the Fund’s investments in and exposure to various types of investments will vary over time.

The Fund may purchase or sell securities on a when-issued, delayed delivery or forward commitment basis. The Fund may seek to obtain exposure to the securities in which it primarily invests by entering into a series of purchase and sale contracts or by using other investment techniques (such as dollar rolls).

The Fund has the ability to invest in money market funds.

Certain investments and investment techniques have additional risks, such as the potential use of structured investments.

PPM’s large, dedicated and experienced analyst team is organized by industry with coverage across the ratings spectrum and capital structure.  Utilizing an independent, fundamental, bottom-up research process, the team determines the best relative value investment opportunities generated by market inefficiencies.  The team analyzes:
ú	predictability and stability of cash flows through economic cycles as a measure of business risk; and
ú	the amount of leverage and debt structure as a measure of financial risk.

The team also performs ‘stress-testing’ to gauge potential credit deterioration under downside scenarios, specifically assessing the impact of:
ú	possible declines in cash flow generation; and
ú	shareholder friendly activities and asset value available to support debtholders.

Each security is then assigned a proprietary internal credit rating and a relative value recommendation.  PPM then selects individual securities by considering factors such as credit quality, the security’s risk-return profile, the security’s maturity and its market liquidity.  While the Fund typically diversifies its assets broadly across various sectors, the Fund may overweight certain sectors and minimize exposures to others as relative value opportunities arise.  In choosing investments, PPM determines the allocations to investment grade and high yield securities based on its outlook for risk-adjusted returns from those types of securities.  In anticipation of, or in response to, adverse market or other conditions, or atypical circumstances such as unusually large cash inflows or redemptions, PPM may depart from the Fund’s principal investment strategies by temporarily investing for defensive purposes.

✓– Principal Risk * – Additional Risk	PPM Strategic Income Fund
Asset-based securities risk	✓
Call risk	✓
Convertible securities risk	*
Corporate, sovereign entity, and bank loan risk	✓
Counterparty risk	✓
Credit risk	✓
Currency risk	*
Currency transaction risk	*
Cybersecurity risk	*
Debt securities ratings risk	✓
Derivatives risk	✓
Distressed debt risk	*
Emerging markets and less developed countries risk	*
Equity securities risk	*
Extension risk	*
Foreign regulatory risk	*
Foreign securities risk	✓

✓– Principal Risk * – Additional Risk	PPM Strategic Income Fund
High yield bonds, lower-rated bonds, and unrated securities risk	✓
Income risk	✓
Interest rate risk	✓
Investment in money market funds risk	*
Investment in other investment companies risk	*
Investment strategy risk	*
Issuer risk	✓
Leverage risk	✓
Liquidity risk	✓
Management risk	✓
Market risk	✓
Mezzanine loans risk	*
Mortgage-related securities risk	✓
Portfolio turnover risk	✓
Prepayment risk	✓
Redemption risk	*
Regulatory investment limits risk	*
Rule 144A securities risk	✓
Second lien loans risk	*
Senior loans risk	✓
Settlement risk	✓
Short sales risk	*
Sovereign debt risk	*
Structured investments risk	*[1]
Temporary defensive positions and large cash positions risk	*
TIPS and inflation-linked bonds or inflation-indexed securities risk	*
US Government securities risk	✓
When-issued and delayed delivery securities and forward commitments risk	*
1 Absent a significant change in market or other circumstances, the exposure to this risk is anticipated to impact 5% or less of total Fund assets.

Please see the “Acquiring Fund – Glossary of Risks” section below for a description of these risks.  There may be other risks that are not listed herein that could cause the value of your investment in the Fund to decline and that could prevent the Fund from achieving its stated investment objective.  This Proxy Statement/Prospectus does not describe all of the risks of every technique, investment strategy or temporary defensive position that the Fund may use.  For additional information regarding the risks of investing in the Fund, please refer to the Fund’s Statement of Additional Information.

Acquiring Fund – Glossary of Risks

Asset-based securities risk – Asset-based securities including residential mortgage-backed securities, commercial mortgage-backed securities, asset-backed securities and other structured finance investments generally receive payments that are part interest and part return of principal.  The interest and principal payments may vary based on the rate at which the underlying borrowers pay off their loans and the securities are subject to credit risk, extension risk, interest rate risk, prepayment risk and call risk as described herein.  These securities may have less potential for capital appreciation during periods of falling interest rates which may result in more prepayments and the Fund may need to reinvest the proceeds at lower interest rates.  When interest rates rise, the number of principal prepayments often declines which may lengthen the duration of the security.  A Fund’s investment in asset based securities is also subject to the risks associated with the nature of the underlying assets which can negatively impact the price of the respective security.  In the event of default, issuers may have limited ability to enforce the security interest in the underlying asset and to the extent applicable, any credit enhancements provided to support the securities may be inadequate.

Call risk – Call risk is the risk the issuer may redeem a security by repaying it early, which may reduce the Fund’s income if the proceeds are reinvested at lower interest rates.

Convertible securities risk – Convertible securities entitle the holder to receive interest payments paid on corporate debt securities or the dividend preference on a preferred stock until the security matures, is redeemed or until the holder exercises the conversion rights.  Before conversion, convertible securities have investment characteristics of both equity and debt securities and therefore may be subject to the risks associated with such securities including market risk, credit risk, counterparty risk, and interest rate risk as described herein, depending on the price of the underlying security and the conversion price.

The value of a convertible security may fall when the underlying stock price is low relative to the conversion price or when interest rates rise because the conversion feature is less valuable. Convertible securities are also subordinate in rank to any senior debt obligations of the issuer and therefore have more risk than debt obligations.  In the event of issuer distress or bankruptcy, issuers may pay holders of convertible securities after holders of any senior debt obligations.

Corporate, sovereign entity, and bank loan risk – Commercial banks, sovereign entities, and other financial institutions or institutional investors make corporate loans to companies or sovereign entities that need capital to grow, restructure, or pay for infrastructure projects. These instruments are commonly referred to as “loans” or “bank loans.” Borrowers generally pay interest on corporate loans at “floating” rates that change in response to changes in market interest rates such as the London Interbank Offered Rate (“LIBOR”), the prime rates of US banks or another relevant reference index. As a result, the value of such loan investments is generally less exposed to the adverse effects of interest rate fluctuations than investments that pay a fixed rate of interest. However, the market for certain loans may not be sufficiently liquid, and the Fund may have difficulty selling them. It may take longer than seven days for transactions in loans to settle. Certain loans may be classified as “illiquid” securities.

Due to restrictions on transfers in loan agreements and the nature of private syndication of loans, some loans are not as easily purchased or sold as publicly-traded securities.  Some loans are illiquid, which may make it difficult for the Fund to value them or dispose of them at the price at which the Fund has valued the loan.  In addition, compared to public securities, purchases and sales of loans generally take longer to settle.  To the extent the extended loan settlement process gives rise to short-term liquidity needs, such as the need to satisfy redemption requests, the Fund may hold cash, sell investments or temporarily borrow to meet its short term liquidity needs. Additionally, because a loan may not be considered a security, the Fund may not be afforded the same legal protections afforded securities under federal securities laws. Thus, the Fund generally must rely on contractual provisions in the loan agreement and common-law fraud protections under applicable state law.

Bank loans may not be considered securities under the federal securities laws and accordingly, may offer less legal protection in the event of fraud or misrepresentation in connection with the purchase or sale of such instruments.  Instead, lenders generally rely on the contractual provisions in the loan agreement itself, and common-law fraud protections under applicable state law.

Bank loans usually have mandatory and optional prepayment provisions and are subject to prepayment risk as described further herein.  If a borrower prepays a loan, during periods of falling interest rates the Fund may need to reinvest the early payments at lower interest rates.

PPM may take steps to ensure that it does not receive material nonpublic information about the issuers of loans who also issue (directly or through a related entity) publicly traded securities.  In that circumstance, PPM may have less information than other investors about certain of the loans in which it invests or seeks to invest. This may place the Fund at a disadvantage relative to other investors in loans.

A lead bank or other financial institution will often act as agent for all holders of a particular corporate loan.  The agent administers the terms of the loan, as specified in the loan agreement.  Unless a holder of the corporate loan, such as the Fund, has direct recourse against the borrower, the holder may have to rely on the agent to apply appropriate credit remedies against a borrower under the terms of the loan or other indebtedness.  The agent may also be responsible for distributing income from the corporate loan and, as a result, holders of the loan might incur certain costs and delays in realizing payment on the loan and could suffer a loss of principal or interest.  In addition, investments in corporate loans may expose the holders of the corporate loan, including the Fund, to the credit risk of both the financial institution and the underlying borrower. In the event of the insolvency of an agent bank, a corporate loan could be subject to settlement risk, as well as the risk of interruptions in the administrative duties performed in the day-to-day administration of the loan (such as processing LIBOR or the relevant reference index calculations and processing draws).

Certain corporate loans may be issued in connection with highly leveraged transactions, including leveraged buyout loans, leveraged recapitalization loans, and other types of acquisition financing.  Leveraged buyout loans are subject to greater credit risks than other investments including a greater possibility that the borrower may default or enter bankruptcy.

Some loans may be “covenant lite” loans which do not include terms which allow the lender to monitor the performance of the borrower and declare a default if certain criteria are breached.

If a Fund invests in a loan via participation, the Fund will be exposed to the ongoing counterparty risk of the entity providing exposure to the loan (and in certain circumstances, such entity’s credit risk) in addition to the exposure the Fund has to the creditworthiness of the borrower.

Counterparty risk – A Fund will be subject to credit risk with respect to the counterparties to the derivative contracts (whether a clearing corporation in the case of exchange-traded instruments or another third party in the case of over-the-counter instruments) and other instruments, such as repurchase and reverse repurchase agreements, entered into directly by a Fund or held by special purpose or structured vehicles in which a Fund invests. If a counterparty becomes bankrupt or insolvent or otherwise fails or is unwilling to perform its obligations to a Fund due to financial difficulties or for other reasons, the Fund may experience significant losses or delays in realizing on any collateral the counterparty has provided to a Fund in respect of the counterparty’s obligations to the Fund or recovering collateral that a Fund has provided to the counterparty and is entitled to recover. In addition, in the event of the bankruptcy, insolvency or other event of default (e.g., cross-default) of a counterparty to a derivative transaction, the derivative transaction would typically be terminated at its fair market value. If a Fund is owed this fair market value in the termination of the derivative transaction and its claim is unsecured, the Fund will likely be treated as a general creditor of such counterparty. A Fund may obtain only a limited recovery or may obtain no recovery in such circumstances.

Counterparty risk with respect to certain exchange-traded and over-the-counter derivatives may be further complicated by US financial reform legislation. Subject to certain limitations for US federal income tax purposes, the Funds are not subject to any limit with respect to the number or the value of transactions they can enter into with a single counterparty. The Funds may have to provide or may hold at various times significant amounts of collateral with respect to a single or a small number of counterparties. If a Fund’s counterparties are unwilling or unable to make investments available at any time or to perform their obligations to a Fund, or to perform their obligations in a way deemed reasonable by PPM, the Fund, the Fund’s performance, and the Fund’s ability to achieve its investment objective would be affected adversely. Certain investment exposures, such as an index to which a Fund may seek exposure, may be available only through a single or limited number of counterparties. That circumstance can result in a Fund incurring additional costs that it otherwise might not incur.

A Fund also is subject to counterparty risk because it executes its securities transactions through brokers and dealers. If a broker or dealer fails to meet its contractual obligations, goes bankrupt, or otherwise experiences a business interruption, the Fund could miss investment opportunities or be unable to dispose of investments it would prefer to sell, resulting in losses for the Fund.

Credit risk – Credit risk is the actual or perceived risk that the issuer of a bond, borrower, guarantor, counterparty, or other entity responsible for payment will not pay interest and principal payments when due. The price of a debt security can decline in response to changes in the financial condition of the issuer, borrower, guarantor, counterparty, or other entity responsible for payment. The Fund could lose money if the issuer or guarantor of a fixed-income security, or the counterparty to a derivatives contract, repurchase agreement or a loan of portfolio securities, is unable or unwilling to make timely principal and/or interest payments, or to otherwise honor its obligations. Changes in an issuer’s financial strength, the market’s perception of the issuer’s financial strength or in a security’s credit rating, which reflects a third party’s assessment of the credit risk presented by a particular issuer, may affect debt securities’ value.  When a fixed-income security is not rated, PPM may have to assess the risk of the security itself. The Fund may incur substantial losses on debt securities that are inaccurately perceived to present a different amount of credit risk by the market, PPM or the rating agencies than such securities actually do.  In addition, to the extent the Fund invests in municipal bonds, they are subject to the risk that litigation, legislation or other political events, local business or economic conditions, or the bankruptcy of the issuer could have a significant effect on an issuer’s ability to make payments of principal and/or interest.

Currency risk – Investments in foreign securities that trade in or receive revenues in foreign currencies or derivatives that provide exposure to foreign currencies are subject to the risk that those currencies may decline in value relative to the US dollar, or, in the case of hedging positions, that the currency may decline in value relative to the currency being hedged. Currency exchange rates can be volatile and may be affected by a number of factors, such as the general economics of a country, the actions (or inaction) of US and foreign governments or central banks, the imposition of currency controls, and speculation.  A decline in the value of a foreign currency versus the US dollar reduces the value in US dollars of investments denominated in that foreign currency.  As such, currency exposure could result in losses to the Fund if currencies do not perform as PPM expects.  Currency hedging strategies may also reduce the Fund’s ability to benefit from favorable changes in currency exchange rates.  Valuation of a Fund’s foreign securities may be subject to greater risk because both the price of the currency (relative to the US dollar) and the price of the security may fluctuate with market and economic conditions.

Currency transaction risk – Non-US forward currency contracts, options, swaps, or other derivatives contracts on non-US currencies involve a risk of loss if currency exchange rates move against the Fund. Forward contracts may not be guaranteed by an exchange or clearinghouse and a default by the counterparty may result in a loss to the Fund. Governmental authorities may impose credit controls to limit the level of forward trading to the detriment of the Fund. Neither the CFTC nor the US banking authorities regulate forward currency transactions through banks. In respect of such trading, the Fund is subject to the risk of bank failure or the inability of or refusal by a bank to perform with respect to such contracts.

Cybersecurity risk – Cyber attacks could disrupt daily operations related to trading and portfolio management.  In addition, technology disruptions and cyber attacks may impact the operations or securities prices of an issuer or a group of issuers, and thus may have an adverse impact on the value of the Fund’s investments.  Cyber attacks on securities markets or the financial services infrastructure could cause market volatility or the failure of critical financial services. Cyber attacks on the Fund’s service providers could cause business failures or delays in daily processing.  During this time, the Funds may not be able to issue a net asset value per share.  As a result, cyber attacks could impact the performance of the Funds.  See the “Technology Disruptions” section in this Prospectus.

Debt securities ratings risk – The use of credit ratings in evaluating debt securities can involve certain risks, including the risk that the credit rating may not reflect the issuer's current financial condition or events since the security was last rated by a rating agency. Credit ratings may be influenced by conflicts of interest or based on historical data that no longer apply or are no longer accurate. Governmental efforts to reform rating agencies and the use of credit ratings in the marketplace may impact a Fund’s investments or investment process.

Derivatives risk – Certain Funds may invest in derivatives, which are financial instruments whose value depends on, or is subject to the changes in the value of the underlying assets, reference rates, or indices on which such instruments are based. The Fund may invest a portion of its assets in these types of instruments, which could cause the Fund’s investment exposure to exceed the value of its portfolio securities and its investment performance could be affected by securities it does not own.  Derivatives can be highly volatile and the gains or losses from derivatives can be substantially greater than those that would have occurred if the Fund had not used such instruments.  Additionally, the Fund’s use of derivative instruments may involve risks different from, or possibly greater than, the risks associated with investing directly in securities and other more traditional investments including leverage risk, liquidity risk, interest rate risk, market risk, counterparty risk, and credit risk as described further herein.  Certain derivatives may be valued subjectively introducing the risk of mispricing or improper valuation which may impact payment requirements to counterparties, collateralization and the calculation of the Fund’s net asset value. If the Fund has insufficient cash, it may have to sell securities from its portfolio to meet daily variation margin requirements, and the Fund may have to sell securities at a time when it may be disadvantageous to do so. As the market for many derivatives is, or suddenly can become illiquid, derivative prices are subject to significant, rapid and unpredictable changes and may increase the Fund’s volatility depending on the nature and extent of the derivatives held.  To the extent that the Fund is unable to close out a position because of market illiquidity or counterparty default, the Fund may not be able to prevent further losses of value in its derivatives holdings and the Fund’s liquidity may be impaired to the extent that it has a substantial portion of its otherwise liquid assets marked as segregated on its books to cover its obligations under such derivative instruments. When used for hedging, changes in the value of the derivative may not correlate as expected with the changes in the value of the underlying asset, interest rate or index and the Fund may not realize the intended benefits of the hedge.  Recent regulations have changed the requirements related to the use of certain derivatives limiting the availability of certain derivatives and increasing the cost of use.  Additional regulation may completely restrict the ability of a Fund to use these instruments as a part of its investment strategy, further increasing the costs of using these instruments or making them less effective.

Distressed debt risk – Certain Funds may invest in securities of issuers that are, or are about to be, involved in reorganizations, financial restructurings, or bankruptcy (also known as “distressed debt”).  Such distressed debt securities involve substantial risk in addition to the risks of investing in lower-grade debt securities. To the extent that a Fund invests in distressed debt, the Fund is subject to the risk that it may lose a portion or all or its investment in the distressed debt and may incur higher expenses trying to protect its interests in distressed debt. Distressed securities and any securities received in an exchange for such securities may be subject to restrictions on resale and may be subject to liquidity risk.

Emerging markets and less developed countries risk – Emerging market and less developed countries generally are located in Asia, the Middle East, Eastern Europe, Central and South America and Africa.  Investments in, or exposure to, securities that are tied economically to emerging market and less developed countries are subject to all of the risks of investments in, or exposure to, foreign securities, generally to a greater extent than in developed markets, among other risks.  Investments in securities that are tied economically to emerging markets involve greater risk from economic and political systems that typically are less developed, and are likely to be less stable than those in more advanced countries.  The Fund also will be subject to the risk of adverse foreign currency rate fluctuations. Emerging market and less developed countries may also have economies that are predominantly based on only a few industries or dependent on revenues from particular commodities. There may be government policies that restrict investment by foreigners, greater government influence over the private sector, and a higher risk of a government taking private property in emerging and less developed countries.  Moreover, economies of emerging market countries may be dependent upon international trade and may be adversely affected by trade barriers, exchange controls, managed adjustments in relative currency values and other protectionist measures imposed or negotiated by the countries with which they trade.  As a result of these risks, investments in securities tied economically to emerging markets tend to be more volatile than investments in securities of developed countries.

Underdeveloped securities exchanges and low or nonexistent trading volume in securities of issuers may result in a lack of liquidity and in price volatility. A Fund may not be able to sell such securities in a timely manner, and may receive less than the currently available market price when selling such emerging market securities. Emerging market countries often have less uniformity in accounting and reporting requirements and less reliable clearance and settlement, registration and custodial procedures, which could result in ownership registration being completely lost.  Issuers in emerging markets typically are subject to greater risk of adverse changes in earnings and business prospects than are companies in developed markets.  Loss may also result from the imposition of exchange controls, confiscations and other government restrictions, including confiscatory taxes on investment proceeds and other restrictions on the ability of foreign investors to withdraw their money at will, or from problems in security registration or settlement and custody.  Investments in, or exposure to, emerging market securities may be more susceptible to investor sentiment than investments in developed countries. As a result, emerging market securities may be adversely affected by negative perceptions about an emerging market country’s stability and prospects for continued growth.  The Fund will also be subject to currency risk as described further herein.  Investments in, or exposure to, emerging market securities tend to be more volatile than investments in developed countries.  In addition, the risks associated with investing in a narrowly defined geographic area are generally more pronounced with respect to investments in, or exposure to, emerging market countries.

Equity securities risk – Common and preferred stocks represent equity ownership in a company. Stock markets are volatile, and equity securities generally have greater price volatility than fixed-income securities. As a result of such factors as a company’s business performance, investor perceptions, stock market trends and general economic conditions, the price of equity or equity-related securities will fluctuate and can decline and reduce the value of a portfolio investing in equity or equity-related securities.  The Fund could also lose money if a company in which it invests becomes financially distressed.  Generally preferred stocks rank before common stocks in their claim on income for dividend payments and on assets should the company be liquidated.  The rights of common stockholders are subordinate to all other claims on a company’s assets including, debt holders and preferred stockholders.

Extension risk – When interest rates rise, certain obligations will be paid off by the obligor more slowly than anticipated, which may cause the value of those securities to fall. Rising interest rates tend to extend the duration of callable and prepayable securities, making them more sensitive to changes in interest rates.  As a result, in a period of rising interest rates, securities may exhibit additional volatility and may lose value.

Foreign regulatory risk – PPM is an indirect wholly-owned subsidiary of Prudential plc, a publicly-traded company incorporated in the United Kingdom and is not affiliated in any manner with Prudential Financial Inc., a company whose principal place of business is in the US.  Through its ownership structure, PPM has a number of global financial industry affiliates. As a result of this structure, and the asset management and financial industry business activities of PPM and its affiliates, PPM and the Fund may be prohibited or limited in effecting transactions in certain securities.  Additionally, PPM and the Fund may encounter trading limitations or restrictions because of aggregation issues or other foreign regulatory requirements.

Foreign regulators or foreign laws may impose position limits on securities held by the Fund, and the Fund may be limited as to which securities they may purchase or sell, as well as the timing of such purchases or sales.  These foreign regulatory limits may increase the Fund’s expenses and may limit the Fund’s performance. In addition, foreign regulatory requirements may increase the cost of transactions in certain countries, and may increase Fund legal and compliance costs.

Foreign securities risk –  Foreign securities may be subject to risk of loss because of more or less foreign government regulation, less public information and less economic, political and social stability in the countries in which the Fund invests. The imposition of exchange controls, sanctions, confiscations, trade restrictions (including tariffs) and other government restrictions by the US or other governments, or from problems in share registration, settlement or custody, may also result in losses. Foreign risk also involves the risk of negative foreign currency rate fluctuations, which may cause the value of securities denominated in such foreign currency (or other instruments through which the Fund has exposure to foreign currencies) to decline in value. Currency exchange rates may fluctuate significantly over short periods of time. These risks may be more pronounced in connection with the Fund’s investments in securities of issuers located in emerging countries.

High yield bonds, lower-rated bonds, and unrated securities risk – High yield bonds, lower-rated bonds, and certain unrated securities are broadly referred to as “junk bonds,” and are considered below “investment-grade” by a nationally recognized statistical rating organization (“NRSRO”).  Certain Funds will also invest in loans that are below investment-grade.  The companies that issue these instruments are not as strong financially as those with higher credit ratings and are therefore more vulnerable to economic downturn or substantial periods of rising interest rates than more creditworthy companies which could adversely affect their ability to service principal and interest payment obligations.  Junk bonds typically have a higher yield to compensate for a greater risk that the issuer might not make its interest and principal payments. As a result, an investment in junk bonds is considered speculative. An unanticipated default would result in a reduction in income and a decline in the market value of the related securities.  The market prices of junk bonds are generally less sensitive to interest rate changes than higher-rated investments, but more sensitive to adverse economic or political changes, or individual developments specific to the issuer. Periods of economic or political uncertainty and change can be expected to result in price volatility. High yield bonds may be subject to liquidity risk as described herein, and the Fund may not be able to sell a high yield bond at the price at which it is currently valued.  The credit rating of a below investment grade security does not necessarily address its market value risk and may not reflect its actual credit risk.  Ratings and market value may change from time to time, positively or negatively, to reflect new developments regarding the issuer.

Income risk – Income generated from the Fund’s investments may decline in the event of falling interest rates. Income risk may be high if the Fund’s income is predominantly based on short-term interest rates, which can fluctuate significantly over short periods.  The Fund’s distributions to shareholders may decline when interest rates fall.

Interest rate risk – When interest rates increase, fixed-income securities generally will decline in value.  Conversely, as interest rates decrease, the prices of fixed-income securities tend to increase.  In a low interest rate environment, an increase in interest rates could have a negative impact on the price of fixed-income securities, and could negatively impact a Fund’s portfolio of fixed-income securities.  Long-term fixed-income securities normally have more price volatility than short-term fixed-income securities. A nominal interest rate can be described as the sum of a real interest rate and an expected inflation rate.

Floating rate investments have adjustable interest rates and as a result, generally fluctuate less in response to interest rate changes than will fixed-rate investments.  However, because floating rates generally only reset periodically, changes in prevailing interest rates may cause a fluctuation in a Fund’s value. Finally, a decrease in interest rates could adversely affect the income earned by the Fund from its floating rate debt securities.

At times, when interest rates in the US are at or near historic lows, a Fund may face increased exposure to risks associated with rising interest rates.

Investment in money market funds risk – An investment in a money market fund is not a bank deposit and is not insured or guaranteed by any bank, the Federal Deposit Insurance Corporation or any other government agency. Certain money market funds float their net asset value while others seek to preserve the value of investments at a stable net asset value (typically, $1.00 per share). An investment in a money market fund, even an investment in a fund seeking to maintain a stable net asset value per share, is not guaranteed and it is possible for the Fund to lose money by investing in these and other types of money market funds. By investing in a money market fund, a Fund will be exposed to the investment risks of the money market fund in direct proportion to such investment.  Despite the short maturities and high credit quality of a money market fund’s investments, increases in interest rates and deteriorations in the credit quality of the instruments the Fund has purchased may reduce the Fund’s yield and can cause the price of a money market security to decrease.  In addition, a money market fund is subject to the risk that the value of an investment may be eroded over time by inflation.  In addition to the fees and expenses that a Fund directly bears, the Fund indirectly bears the fees and expenses of any money market funds in which it invests. Money market funds and the securities they invest in are also subject to comprehensive regulations. The enactment of new legislation or regulations, as well as changes in interpretation and enforcement of current laws, may affect the manner of operation, performance and/or yield of money market funds.

Investment in other investment companies risk – As with other investments, investments in other investment companies are subject to market and selection risk. In addition, if the Fund acquires shares of investment companies, including ones affiliated with the Fund, shareholders bear both their proportionate share of expenses in the Fund (including management and advisory fees) and, indirectly, the expenses of the investment companies in which the Fund invests. To the extent that shares of the Fund are held by an affiliated fund, the ability of the Fund itself to invest in other investment companies may be limited.

Investment strategy risk – The investment manager uses the principal investment strategies and other investment strategies to seek to achieve the Fund’s investment objective. Investment decisions made by the investment manager in accordance with these investment strategies may not produce the returns the investment manager expected, and may cause the Fund’s shares to decline in value or may cause the Fund to underperform other funds with similar investment objectives.

Issuer risk – The value of an individual security or particular type of security can be more volatile than the market as a whole and can perform differently from the market as a whole.  A security’s value may decline for reasons that directly relate to the issuer, such as management performance, corporate governance, financial leverage and reduced demand for the issuer’s goods or services. A change in the financial condition of a single issuer may affect securities markets as a whole.  Certain unanticipated events, such as natural disasters, can have a dramatic adverse effect on the value of an issuer’s securities.

Leverage risk – Certain transactions, such as reverse repurchase agreements, futures, forwards, swaps, or other derivative instruments, include the use of leverage and may cause the Fund to liquidate portfolio positions at disadvantageous times to satisfy its obligations or to meet asset segregation requirements. Leverage, including borrowing, may cause the Fund to be more volatile because leverage tends to exaggerate the effect of any increase or decrease in the value of the Fund’s portfolio securities. The effect of using leverage is to increase the Fund’s potential gains and losses in comparison to the amount of the Fund’s assets (that is, assets other than borrowed assets) at risk, which may cause the Fund’s portfolio to be more volatile.  If the Fund uses leverage, the Fund has the risk of capital losses that exceed the net assets of the Fund. To minimize these risks, the Fund attempts to segregate on its books (cover) liquid assets sufficient to cover the value of such transactions; however, such coverage techniques may not always be successful and the Funds could lose money.

Liquidity risk – Investments in securities that are difficult to purchase or sell (illiquid or thinly-traded securities) may reduce returns if the Fund is unable to sell the securities at an advantageous time or price or achieve its desired level of exposure to a certain sector.  An “illiquid security” typically is defined as a security that cannot be sold or disposed of within seven (7) days, at a price or value at which it is carried by the Fund.  Liquidity risk arises, for example, from small average daily trading volumes, trading restrictions, or temporary suspensions of trading.  In times of market volatility, certain securities or classes of securities may become illiquid. Government or regulatory actions may decrease market liquidity, and liquidity for certain securities. Small-capitalization companies and companies domiciled in emerging markets pose greater liquidity and price volatility risks.  Certain securities that were liquid when purchased may later become illiquid or less liquid, particularly in times of overall economic distress.  Illiquid securities may also be difficult to value, may be required to be fair valued according to the valuation procedures approved by the Boards of Trustees, and may reflect a discount, which may be significant, from the market price of comparable securities for which a liquid market exists.  Liquidity risk may also refer to the risk that the Fund will not be able to pay redemption proceeds within the allowable time period because of unusual market conditions, an unusually high volume of redemption requests, or other reasons. To meet redemption requests, the Fund may be forced to sell securities at an unfavorable time and/or under unfavorable conditions. In addition, although the fixed-income securities markets have grown significantly in the last few decades, regulations and business practices have led some financial intermediaries to curtail their capacity to engage in trading (i.e., “market making”) activities for certain debt securities. As a result, dealer inventories of fixed-income securities, which provide an indication of the ability of financial intermediaries to make markets in fixed-income securities, are at or near historic lows relative to market size.

Management risk – The investment techniques PPM employs could fail to achieve the Fund’s investment objective, or may negatively affect the Fund’s investment performance.  There is no guarantee that the investment objective of the Fund will be achieved.

Market risk – Stock market risk refers to the fact that stock (equity securities) prices typically fluctuate more than the values of other types of securities, typically in response to changes in the particular company’s financial condition and factors affecting the market in general.  Over time, the stock market tends to move in cycles, with periods when stock prices rise, and periods when stock prices decline.  A slower-growth or recessionary economic environment could have an adverse effect on the price of the various stocks held by the Fund.  Consequently, a broad-based market drop may also cause a stock’s price to fall.  Bond market risk generally refers to credit risk and interest rate risk as described further herein.

Portfolio securities may also decline in value due to factors affecting securities markets generally, such as real or perceived adverse economic, political or regulatory conditions, inflation, changes in interest or currency rates or adverse investor sentiment, or due to factors affecting particular industries represented in the securities markets, such as competitive conditions.  Changes in the financial condition of a single issuer can impact a market as a whole, and adverse market conditions may be prolonged and may not have the same impact on all types of securities.  In addition, the markets may not favor a particular kind of security, including equity securities or bonds. The values of securities may fall due to factors affecting a particular issuer, industry or the securities market as a whole.

Mezzanine loans risk – Mezzanine loans may be collateralized with tangible fixed assets such as real property or interests in real property, or may be uncollateralized.  As with other loans to corporate borrowers, repayment of a mezzanine loan is dependent on the successful operation of the borrower. Mezzanine loans may also be affected by the successful operation of other properties, the interests in which are not pledged to secure the loan. Although mezzanine loans rank senior to common and preferred equity in a borrower’s capital structure, mezzanine loans usually rank subordinate in priority of payment to senior debt, such as senior bank debt, and are often unsecured.  Mezzanine loans also may often be unsecured.  Mezzanine loans therefore are subject to the additional risk that the cash flow of the related borrower and the property securing the loan may be insufficient to repay the scheduled obligation after giving effect to any senior obligations of the related borrower.  Mezzanine loans are also expected to be highly illiquid investments.  Mezzanine loans will be subject to certain additional risks to the extent that such loans may not be protected by financial covenants or limitations upon additional indebtedness.  Investment in mezzanine securities is a highly specialized investment practice that depends more heavily on independent credit analysis than investments in other types of debt obligations.

Mortgage-related securities risk – In addition to the asset-based securities risk involved in investing in mortgage-related securities, mortgage related securities may experience increased default risk due to rising interest rates and falling property prices.  This may increase the likelihood that individuals and entities will fall behind or fail to make payments on their mortgages.  When there are a number of mortgage defaults, the interest paid by mortgage-backed and mortgage-related securities may decline, or may not be paid.  A number of mortgage defaults could lead to a decline in the value of mortgage-backed and mortgage-related securities.  In addition, legal and documentation risk related to mortgage defaults may exist.

Investments in mortgage-backed securities entail the uncertainty of the timing of cash flows resulting from the rate of prepayments or defaults on the underlying mortgages serving as collateral.  An increase or decrease in payment rates (resulting primarily from a decrease or increase in mortgage interest rates) will affect the yield, average life, and price.  The prices of mortgage-backed securities, depending on their structure and the rate of payments, can be volatile.  Some mortgage-backed securities may also not be as liquid as other securities and may introduce illiquidity risk as further described herein.

Portfolio turnover risk – A Fund may actively trade securities or instruments, including investments made on a shorter-term basis or in derivative instruments or in instruments with a maturity of one year or less at the time of acquisition, in seeking to achieve its objective.  Doing so may increase transaction costs, which may reduce performance.

Prepayment risk – During periods of falling interest rates, there is the risk that a debt security with a high stated interest rate will be prepaid before its expected maturity date and that the Fund may have to reinvest the proceeds in an investment that may have lower yields than the yield on the prepaid debt security. In addition, prepayment rates are difficult to predict and the potential impact of prepayment on the price of a debt instrument depends on the terms of the instrument. Floating rate loans are frequently prepaid with the expected maturity being shorter than the stated term. The degree to which borrowers prepay floating rate loans, whether as a contractual requirement or at their election, may be affected by general business conditions, the borrower’s financial condition, and competitive conditions among lenders. Prepayments of principal to the purchaser of a floating rate loan may result in the principal being reinvested in floating rate loans with lower yields.

Redemption risk – Large redemption activity could result in the Fund being forced to sell portfolio securities at a loss or before PPM would otherwise decide to do so. Large redemption activity in the Fund may also result in increased expense ratios, higher levels of realized capital gains or losses with respect to the Fund's portfolio securities, higher brokerage commissions, and other transaction costs. It could be difficult for a Fund to meet large redemption requests where there is minimal liquidity in the Fund’s portfolio securities.

Regulatory investment limits risk – The US “Federal Securities Laws” may limit the amount a Fund may invest in certain securities.  These limits may be Fund specific or they may apply to the investment manager.  As a result of these regulatory limitations under the Federal Securities Laws, and the asset management and financial industry business activities of the investment manager and its affiliates, the investment manager and the Funds may be prohibited from or limited in effecting transactions in certain securities.  The investment manager and the Funds may encounter trading limitations or restrictions because of aggregation issues or other regulatory requirements.  The Federal Securities Laws may impose position limits on securities held by the Funds, and the Funds may be limited as to which securities they may purchase or sell, as well as the timing of such purchases or sales.  These regulatory investment limits may increase the Funds’ expenses and may limit the Funds’ performance.

Rule 144A securities risk – Rule 144A securities are securities offered as exempt from registration with the SEC, but are typically treated as liquid securities because there is a market for such securities.  Rule 144A securities may have an active trading market, but carry the risk that the active trading market may not continue. To the extent that institutional buyers become, for a time, uninterested in purchasing Rule 144A securities, investing in such securities could increase the Fund’s level of illiquidity.

Second lien loans risk – Second lien or junior loans generally are subject to similar risks as those associated with investments in senior loans.  Because second lien loans are subordinated and thus lower in priority of payment to senior loans, they are subject to the additional risk that the cash flow of the borrower and property securing the loan or debt, if any, may be insufficient to meet scheduled payments after giving effect to the senior secured obligations of the borrower.

Senior loans risk –The senior loans in which a Fund may invest are usually rated below investment grade.  The amount of public information with respect to loans may be less extensive than that available for registered or exchange listed securities.  An economic downturn generally leads to a higher non-payment rate, and a senior loan may lose significant value before a default occurs. A secured senior loan may not be adequately collateralized.  Moreover, any specific collateral used to secure a senior loan may decline in value or become illiquid, which would adversely affect the senior loan’s value. Although senior loans in which the Fund will invest generally will be secured by specific collateral, there can be no assurance that liquidation of such collateral would satisfy the borrower’s obligation in the event of non-payment of scheduled interest or principal or that such collateral could be readily liquidated. To the extent that a senior loan is collateralized by stock in the borrower or its subsidiaries, such stock may lose all of its value in the event of the bankruptcy of the borrower. The Fund’s access to collateral may be limited by bankruptcy or other insolvency laws.  In addition, the lenders’ security interest or their enforcement of their security interest under the loan agreement may be found by a court to be invalid.  Uncollateralized senior loans involve a greater risk of loss. No active trading market may exist for certain senior loans, which may impair the ability of the Fund to realize full value in the event of the need to sell a senior loan and which may make it difficult to value senior loans.

Settlement risk – Settlement risk is the risk that a settlement in a transfer system does not take place as expected.  Delayed settlement may affect a Fund’s liquidity due to the timing and receipt of the proceeds from the sale of that security. Loan transactions often settle on a delayed basis (often seven days or longer) compared with securities and a Fund may not receive proceeds from the sale of a loan for a substantial period after the sale, potentially impacting the ability of the Fund to make additional investments or meet redemption obligations.  In order to meet short-term liquidity needs, the Fund may draw on its cash or other short-term positions, and maintain short-term or other liquid assets sufficient to meet reasonably anticipated redemptions, or maintain a credit facility.

Short sales risk – A Fund may take a short position in securities or in a derivative instrument, such as a future, forward or swap. Short sales involve greater reliance on the investment manager’s ability to accurately anticipate the future value of an instrument, potentially higher transaction and other costs (that will reduce potential Fund gains and increase potential Fund losses), and imperfect correlation between the actual and desired level of exposure.  Because the Fund’s potential loss on a short position arises from increases in the value of the asset sold short, the extent of such loss, like the price of the asset sold short, is theoretically unlimited.  By investing the proceeds received from selling securities short, the Fund could be deemed to be employing a form of leverage, which creates special risks.  The Fund’s long positions could decline in value at the same time that the value of the short positions increase, thereby increasing the Fund’s overall potential for loss to a greater extent than would occur without the use of leverage.  Short positions typically involve increased liquidity risk and transaction costs, and the risk that the third party to the short sale may fail to honor its contract terms.

Sovereign debt risk – Investments issued by a governmental entity are subject to the risk that the governmental entity may delay or refuse to pay interest or repay principal on its sovereign debt due to, among other things, cash flow problems, insufficient foreign currency reserves, political considerations, the relative size of the governmental entity’s debt position in relation to the economy or the failure to put in place economic reforms required by the International Monetary Fund or other multilateral agencies. If a governmental entity defaults, it may ask for more time in which to pay its debt, request additional loans or otherwise restructure its debt. There is no legal process for collecting sovereign debt that a government does not pay nor are there bankruptcy proceedings through which all or part of the sovereign debt may be collected.

Structured investments risk – A structured investment is a derivative security designed to offer a return linked to a particular underlying security, currency, commodity or market. Structured investments may come in various forms including notes (such as exchange-traded notes), warrants and options to purchase securities. A Fund will typically use structured investments to gain exposure to a particular underlying security, currency, commodity or market when direct access to the security, currency, commodity or market is limited or inefficient from a tax or cost standpoint. There can be no assurance that structured investments will trade at the same price or have the same value as the underlying security, currency, commodity or market. Investments in structured investments involve risks including, but not limited to, issuer risk, counterparty risk and market risk as described further herein. Holders of structured investments bear risks of the underlying investment and are subject to issuer or counterparty risk because a Fund is relying on the creditworthiness of such issuer or counterparty and may have no rights with respect to the underlying investment. Certain structured investments may be thinly traded or have a limited trading market and may have the effect of increasing a Fund’s illiquidity to the extent that a Fund, at a particular point in time, may be unable to find qualified buyers for these securities.

Temporary defensive positions and large cash positions risk – In anticipation of, or in response to, adverse market or other conditions, or atypical circumstances such as unusually large cash inflows or redemptions, and/or Fund mergers or rebalances, a Fund may temporarily hold all or a significant portion, without limitation, of its assets in cash, cash equivalents, affiliated and unaffiliated money market funds, or high quality debt instruments.  During periods in which the Fund employs such a temporary defensive strategy or holds large cash positions, it will not be pursuing, and will not achieve, its investment objective.  Taking a defensive or large cash position may reduce the potential for appreciation of the portfolio and may affect performance.

TIPS and inflation-linked bonds or inflation-indexed securities risk – The value of inflation-protected securities generally fluctuates in response to changes in real interest rates, which are tied to the relationship between nominal (stated) interest rates and the rate of inflation as the principal and/or interest is adjusted for inflation and can be unpredictable.  As a result, if inflation rates were to rise at a faster rate than nominal rates, real interest rates might decline, leading to an increase in the value of inflation-protected securities and the Fund may not receive any income from such investments.  In contrast, if nominal interest rates increased at a faster rate than inflation, real interest rates might rise, leading to a decrease in the value of inflation-protected securities.  If the Fund purchases inflation-protected securities in the secondary market whose principal values have been adjusted upward due to inflation since issuance, the Fund may experience a loss if there is a subsequent period of deflation.  The losses from inflation-protected securities may be greater than the losses from other fixed-income securities with similar durations.  The inflation-protected securities markets are generally much smaller and less liquid than the nominal bonds from the same issuers and, as such, can suffer from losses during time of economic stress or illiquidity.

US Government securities risk – Obligations issued by agencies and instrumentalities of the US Government vary in the level of support they receive from the US Government.  They may be: (i) supported by the full faith and credit of the US Treasury, such as those of the Government National Mortgage Association; (ii) supported by the right of the issuer to borrow from the US Treasury, such as those of the Federal National Mortgage Association (“Fannie Mae”); (iii) supported by the discretionary authority of the US Government to purchase the issuer’s obligations, such as those of the former Student Loan Marketing Association; or (iv) supported only by the credit of the issuer, such as those of the Federal Farm Credit Bureau.  The maximum potential liability of the issuers of some US Government securities may greatly exceed their current resources, including their legal right to receive support from the US Treasury.  It is possible that these issuers will not have the funds to meet their payment obligations in the future.

Although many types of US Government securities may be purchased by the Funds, such as those issued by Fannie Mae, the Federal Home Loan Mortgage Corporation (“Freddie Mac”), the Federal Home Loan Banks, and other entities chartered or sponsored by Acts of Congress, their securities are neither issued nor guaranteed by the US Treasury and, therefore, are not backed by the full faith and credit of the US. The US Government may choose not to provide financial support to US Government sponsored agencies or instrumentalities if it is not legally obligated to do so, in which case, if the issuer defaulted, the holder of the securities of such issuer might not be able to recover its investment from the US Government.  In 2008, the US Treasury and the Federal Housing Finance Administration (“FHFA”) announced that Fannie Mae and Freddie Mac would be placed into conservatorship under FHFA. The ongoing effect that this conservatorship will continue to have on the entities’ debt and equities and on securities guaranteed by the entities is unclear.  No assurance can be given that the US Treasury initiatives discussed above with respect to the debt and mortgage-backed securities issued by Fannie Mae and Freddie Mac will be successful.  In addition, new accounting standards and future Congressional action may affect the value of Fannie Mae and Freddie Mac debt.

When-issued and delayed delivery securities and forward commitments risk – When-issued and delayed delivery securities and forward commitments transactions arise when securities are purchased by the Fund with payment and delivery taking place in the future in order to secure what is considered to be an advantageous price or yield to the Fund at the time of entering into the transaction.  When-issued and delayed delivery securities and forward commitments involve the risk that the security the Fund buys will lose value prior to its delivery. There also is the risk that the security will not be issued or that the other party to the transaction will not meet its obligation. If this occurs, the Fund loses both the investment opportunity for the assets it set aside to pay for the security and any gain in the security’s price. In addition, these investments may create a form of investment leverage, which may increase the Fund’s volatility and may require the Fund to liquidate portfolio securities when it may not be advantageous.

STATEMENT OF ADDITIONAL INFORMATION

JUNE 14, 2018

PPM FUNDS

JNL/PPM America Strategic Income Fund
(a series of JNL Strategic Income Fund LLC)
 (the “Acquired Fund”)

AND

PPM Strategic Income Fund
(a series of PPM Funds)
 (the “Acquiring Fund”)

225 West Wacker Drive, Suite 1200
Chicago, Illinois 60606
(312) 634-2500

Acquisition of the assets and assumption of the liabilities of:	By and in exchange for shares of:
JNL/PPM America Strategic Income Fund	PPM Strategic Income Fund

This Statement of Additional Information (the “SAI”) relates specifically to the proposed reorganization of the Acquired Fund into the Acquiring Fund under which the Acquiring Fund would acquire all of the assets of the Acquired Fund in exchange solely for shares of the Acquiring Fund and that Acquiring Fund’s assumption of all of the Acquired Fund’s liabilities (the “Reorganization”). This SAI is available to the M ember of the Acquired Fund as of June 14, 2018.

This SAI consists of the cover page, the information set forth below and the following described documents, each of which is incorporated by reference herein and accompanies this SAI:

(1)	The Acquired Fund’s Statement of Additional Information dated April 30, 2018 , as supplemented (File Nos. 333-183061 and 811-22730);
(2)	The Acquiring Fund’s Statement of Additional Information dated March 26, 2018 , as supplemented (File Nos. 333-221579 and 811-23308); and
(3)	The Annual Report to the Member of the Acquired Fund for the fiscal year ended December 31, 2017 (File Nos. 333-183061 and 811-22730),
Because the PPM Strategic Income Fund has not yet commenced operations as of the date of this SAI, no financial statements, annual or semi-annual reports for the PPM Strategic Income Fund are available at this time.

This SAI is not a prospectus.  A Proxy Statement and Prospectus dated June 14, 2018, relating to the Reorganization (the “Proxy Statement/Prospectus”) may be obtained, without charge, by writing to the PPM Funds at 225 West Wacker Drive, Suite 1200, Chicago, Illinois 60606 or calling (312) 634-2500.  This SAI should be read in conjunction with the Proxy Statement/Prospectus.

C-1

PRO FORMA FINANCIAL INFORMATION

Pro forma financial information has not been prepared for the Reorganization because PPM Strategic Income Fund is a recently organized “shell” series of PPM Funds with no assets and liabilities, which will commence operations upon consummation of the Reorganization and continue the operations of JNL Strategic Income Fund.  JNL Strategic Income Fund will be accounting survivor of the Reorganization.

C-2

EVERY MEMBER’S VOTE IS IMPORTANT!

VOTE BY MAIL
Vote, sign and date this Proxy
Card and return in the
postage-paid envelope

VOTE IN PERSON
Attend the Special Meeting of the Member
1 Corporate Way
Lansing, MI 48951
on June 25 , 2018

PROXY	JNL/PPM AMERICA STRATEGIC INCOME FUND, A SERIES OFJNL STRATEGIC INCOME FUND LLC	PROXY
THIS PROXY IS SOLICITED ON BEHALF OF THE BOARD OF MANAGERS
SPECIAL MEETING OF THE MEMBER – JUNE 25, 2018

The undersigned shareholder hereby appoints Susan S. Rhee and Kelly L. Crosser as proxies of the undersigned, with full power of substitution to each, and hereby authorizes each of them to represent the undersigned and to vote at the Special Meeting of the Member of JNL/PPM America Strategic Income Fund (the “Fund”), a series of JNL Strategic Income Fund LLC (the “Company”), to be held at 1 Corporate Way, Lansing, Michigan, 48951 on Monday, June 25, 2018 at 9:00 a.m. (Eastern time) (the “Meeting”) and at any and all adjournments or postponements thereof, all shares of the Fund which the undersigned would be entitled to vote if personally present, in accordance with the following instructions. The undersigned hereby revokes any and all proxies with respect to such shares previously given by the undersigned. The undersigned acknowledges receipt of the Proxy Statement relating to the Meeting. This proxy may be revoked at any time prior to its exercise at the Meeting by execution of a subsequent proxy card, by written notice to the Fund, c/o Jackson National Life Insurance Company, 1 Corporate Way, Lansing, MI 48951, or by voting at the Meeting.

The shares represented by each properly executed proxy will be voted in the manner specified in such proxy.  If this proxy card is submitted with no direction, but is signed, dated, and returned, this proxy will be voted FOR the proposal specified on the reverse side. This proxy also grants discretionary power to vote upon such other business as may properly come before the meeting.

Note: Please sign exactly as your name(s) appear(s) on this proxy card, and date it.  When shares are held jointly, each holder should sign.  When signing in a representative capacity, please give title.

Signature and Title, if applicable

Signature (if held jointly)

Date

PLEASE BE SURE TO SIGN AND DATE THIS PROXY AND MARK IT ON THE REVERSE SIDE

EVERY MEMBER’S VOTE IS IMPORTANT

PLEASE MARK, SIGN AND DATE THIS PROXY AND RETURN IT PROMPTLY.  THIS PROXY CARD IS VALID ONLY WHEN SIGNED AND DATED.
TO VOTE, MARK BLOCKS BELOW IN BLUE OR BLACK INK.  Example:          ■

THE BOARD OF MANAGERS RECOMMENDS A VOTE “FOR” THE PROPOSAL.

		FOR	AGAINST	ABSTAIN
1.
To approve the Plan of Reorganization, adopted by the Company’s Board of Managers, which provides for the reorganization of the JNL/PPM America Strategic Income Fund into the PPM Strategic Income Fund, a series of the PPM Funds.
		☐	☐	☐

2.	To transact such other business as may properly come before the Meeting or any adjourments thereof.

EVERY VOTE IS IMPORTANT!